UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08035

AFBA 5Star Fund, Inc.
(Exact name of registrant as specified in charter)

909 N. Washington Street Alexandria, VA			22314
(Address of principal executive offices)			(Zip code)

Michael E. Houchins 909 N. Washington Street Alexandria, VA 22314
(Name and address of agent for service)

Registrant’s telephone number, including area code:		703-706-5942

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2008

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

ANNUAL REPORT - MARCH 31, 2008

This report has been prepared for the general information of AFBA 5Star Fund shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus. Class I shares are offered primarily for institutional investors as well as to members, persons eligible to be members and employees of AFBA, and its affiliated entities. Shares of AFBA 5Star Fund, Inc. are distributed by PFPC Distributors, Inc., King of Prussia, Pennsylvania.

MESSAGE

TO OUR SHAREHOLDERS

Dear Fellow Shareholder:

We are pleased to provide you with the Annual Report for the AFBA 5Star Funds for the twelve months ended March 31, 2008. Included in this report you will find key financial information and commentaries on the performance of the Funds.

Over the past twelve months, several significant changes were made to the AFBA 5Star Funds. As was discussed in our Semi-Annual Report to Shareholders, your Board of Directors approved the interim appointment of a slate of new sub-advisors effective in July of 2007. In addition, several other recommendations were made to enhance the Funds' overall operations and reduce the on-going expenses of the Funds. It is my pleasure to report that you, our shareholders, overwhelmingly approved all recommendations including the appointment of our new sub-advisors.

AFBA 5Star Investment Management Company, the Advisor to the Funds, is committed to providing a comprehensive family of mutual funds for our shareholders. Each of our seven Funds is designed to meet the specific needs of our shareholders and is managed within a set of very well defined and consistent strategies. We seek to provide attractive long-term returns and to do so with an eye toward risk management. In carrying out that task, AFBA has engaged the services of several highly regarded and experienced firms to serve as sub-advisors to the funds. These firms have been selected based on their experience in managing portfolios with similar investment objectives to those of the AFBA 5Star Funds. We are delighted to have these new sub-advisors work on behalf of the Funds and are confident that they will serve our shareholders well.

The past year has presented a significant challenge for investors. Equity market volatility fueled by continued credit related issues, a distressed housing market and rising commodity prices have created a great deal of investor uncertainty. Further, previously untested investment instruments have demonstrated the inherent weakness that can accompany the securitization of traditional debt. That being said, the Federal Reserve's aggressive rate cuts coupled with the announced economic stimulus package seem to have brought some level of stability to the equity markets.

At AFBA, we encourage our shareholders to embrace a long-term investment perspective regardless of market conditions. We are believers in the potential for positive results available through sustained long-term investment in the financial markets. Although markets can be volatile over short time periods, it is the overall time in the market that determines financial success. History has shown that a properly diversified investment portfolio invested over a long time horizon can produce favorable results. In fact, periods of economic uncertainty and down markets often provide long-term investors with the ability to take advantage of attractive buying opportunities.

I would encourage you to visit our website at www.afbafunds.com where we have made available to you a variety of new and improved financial tools. Also, feel free to call us at 1-888-578-2733 to discuss any of the AFBA Funds.

We appreciate your confidence and thank you for investing in the AFBA 5Star Funds.

Robert E. Morrison, Jr.
President and Chief Investment Officer

PORTFOLIO

MANAGEMENT REVIEW

Investment Review and Commentary

AFBA 5Star Balanced Fund
(AFBAX, AFSAX, AFSBX, AFSCX)

Sub-advised by  The London Company (Equities)
Financial Counselors, Inc.
(Fixed income)

Objective and Strategy:

The Fund seeks to provide current income and long-term growth of capital and income by investing in stocks, bonds, and other fixed-income securities. It is designed to provide broad market exposure and low volatility versus the S&P 500 Index. It employs a balance approach which largely focuses on a portfolio of dividend-paying stocks and fixed-income securities.

Performance:

The Fund added to its strong long-term track record during the past year, outpacing both its broad-market benchmark and its style-specific, peer-based benchmark. For the year ended March 31, 2008, the Balanced Fund returned a favorable 4.75% versus the S & P 500 which returned -5.08%. The Lipper Balanced Fund Index, which is a measure of peer performance returned -0.63% for the same period. The AFBA 5Star Balanced Fund outperformed the S & P 500 Index for the 1, 3, 5 and 10 year periods ended March 31, 2008.

Investment Review and Portfolio Strategy:

Shareholders who made an investment in the Fund at the beginning of the year made money, while the benchmark posted negative returns over the same period. We find this recent performance particularly noteworthy, as the Fund is designed to provide a cushion to shareholders during volatile, downward moving markets.

Among the Fund's equity holdings, Merck, Microsoft, and Intel detracted from results on a relative basis. That being said, we still have confidence in the long term thesis on these companies. On a positive note, performance was helped by United Dominion Realty Trust, IBM, and Cedar Fair. IBM is a good example of a company taking steps to optimize its capital structure to increase shareholder value. Since last year, it has taken on a modest amount of additional debt and used the proceeds to buy back its stock, thus lowering its cost of capital. We believe this is good financial stewardship and that IBM's management is acting in shareholder's interest.

In the fixed income portion of the Fund's portfolio, duration and asset allocation positioning detracted from performance during the period. Market rates dropped sharply during the period and Treasury obligations produced a superior return compared to other fixed income sectors. The mix of individual securities contained within the portfolio and their yield curve placement added value to the overall performance of the fund.

Please see Schedule of Investments for more information regarding specific portfolio holdings.

AFBA 5Star Large Cap Fund
(AFBEX, AFEAX, AFEBX, AFECX)

Sub-advised by  Marvin & Palmer Associates

Objective and Strategy:

The Fund invests primarily in the domestic common stock of companies with large market capitalizations. The investment approach focuses on sector and industry analysis, followed by fundamentals research of individual companies. Stock selection emphasizes high-quality growth companies that offer the opportunity for compelling long-term capital appreciation.

Performance:

The AFBA 5Star Large Cap Fund performed very well on a relative basis for the year ended March 31, 2008 returning a positive 4.05% compared to -5.08% and -0.76% for the S & P 500 and the Russell 1000 Growth Indexes respectively. The absolute return of the Fund was also noteworthy, as it produced a positive return unlike most equity funds. Significant advances were made in the portfolio from July to the end of the year 2007 due primarily to effective stock selection.

Stock selection was particularly strong in the materials sectors driven by holdings in the agricultural related areas such as Monsanto and Mosaic. Underweighting of financials and the consumer related sectors helped as well.

A sector rotation and absolute uncertainty in the markets negatively impacted performance in January. Sectors and issues that produced performance earlier in the period, failed to produce attractive returns. Additionally, sectors that had been out of favor experienced a short-term rebound in early January resulting in trailing relative performance. A rebound in performance in February and March 2008 eliminated a good amount of underperformance resulting in a return to attractive 1, 3 and 5 year performance.

Investment Climate and Outlook:

Equity markets were extremely volatile during this period. From the peak in early October 2007, the S&P 500 Index dropped over 15% through the end of March 2008. This volatility was caused by the continuation of the crisis in the U.S. financial system. January was a particularly treacherous month around the world for leading stocks. The global market decline featured a wholesale liquidation of the 2007 leaders and a rush towards the groups that had been severely punished last year.

Going forward, we believe that we are nearing the end of the ongoing credit crisis and its impact on equities, as authorities in the United States and Europe have stepped forward to contain the problem. Various actions by the Federal Reserve such as cutting interest rates, opening the discount window and the recent intervention at Bear Stearns have been helpful. The recent offering of preferred stock at Lehman Brothers has been taken very positively. Lehman is high on the list of companies investors have been concerned about and the fact that they have been able to shore up their balance sheet is a good sign. While the economic news coming out of the U.S. has been negative, the combination of increased liquidity and continued growth in the international markets should be positive for equities.

Please see Schedule of Investments for more information regarding specific portfolio holdings.

AFBA 5Star Total Return Bond Fund
(formerly AFBA 5Star High
Yield Bond Fund)
(AFHYX, AFHAX, AFHBX, AFHCX)

Sub-advised by  Financial Counselors, Inc.

Objective and Strategy:

The Fund seeks current income with capital growth as a secondary objective. To pursue its investment objectives, the Fund, under normal circumstances, invests at least 80% of its net assets in fixed-income securities.

Performance:

The Fund performed well given interest rate volatility for the year ended March 31, 2008, returning 4.78% as of March 31, 2008. For the same period, the Lehman Brothers Government/Corporate Bond Index returned 8.35%.

Investment Review and Portfolio Strategy:

Market rates plunged over the last nine months of the Fund's fiscal year as a brewing credit crisis and an excessive amount of leverage manifest themselves into a stampede to own U.S. Treasuries. High Yield, Investment Grade Corporate, Agency and Mortgage related bonds lagged the returns generated by Treasury securities. A rapid and persistent move by fixed income investors to shed any form of credit risk created one of the most lopsided return histories within major fixed income categories that we have seen in the last twenty five years.

The Fund's fixed income investment process attempts to add value compared to a static index by making tactical decisions regarding duration management, yield curve placement, asset allocation and security selection. Over a typical business cycle, the Fund will tend to overweight the non-Treasury fixed income

PORTFOLIO

MANAGEMENT REVIEW (continued)

sectors attempting to produce a yield profile that exceeds the yield level of the index.

The Fund's portfolio duration and asset allocation positioning detracted from performance during the period. Market rates dropped sharply during the period and Treasury obligations produced a superior return compared to other fixed income sectors. The mix of individual securities contained within the portfolio and their yield curve placement added value to the overall performance of the Fund except for one security. The Boston Private Bank Holdings preferred shares were a drag on the Fund's performance as this holding declined during the period due to credit concerns at this regional bank. The higher yield embedded in the portfolio holdings was not enough to offset the better price performance from a large Treasury component contained within the index (41%).

Investment Climate and Outlook:

Looking forward, we anticipate that the economy will grow at a trend below potential and maintain an inflationary bias that may be difficult to contain. The Fund is defensively positioned for the prospect of higher market rates and will be selectively increasing its exposure to investment grade corporate bonds. We expect that the large amount of fiscal and monetary stimulus already underway will help revive the economy during the second half of 2008 and that the non-Treasury fixed income sectors will outperform the highest quality U.S. government debt obligations.

Please see Schedule of Investments for more information regarding specific portfolio holdings.

AFBA 5Star USA Global Fund
(AFGLX, AFUAX, AFUBX, AFUCX)

Sub-advised by  Marvin & Palmer Associates

Objective and Strategy:

The Fund invests primarily in the common stock of U.S.-based multinational companies. The investment approach focuses on sector and industry analysis, followed by fundamental research of individual companies. Stock selection emphasizes high-quality growth companies that offer the opportunity for compelling capital appreciation.

Performance:

The Fund posted a positive return for the year ended March 31, 2008 while many equity indices lost value posting a return of 3.78% for the period versus a return of -5.08% and -0.76% for the S&P 500 and Russell 1000 Growth indexes, respectively.

Stock selection was particularly strong in the materials sectors driven by holdings in the agricultural related areas such as Monsanto and Mosaic. Underweighting of financials and the consumer related sectors helped as well.

A sector rotation and absolute uncertainty in the markets negatively impacted performance in January. Sectors and issues that produced performance earlier in the period, failed to produce attractive returns. Additionally, sectors that had been out of favor experienced a short-term rebound in early January resulting in trailing relative performance. A rebound in performance in February and March 2008 eliminated a good amount of underperformance resulting in a return to attractive 1, 3 and 5 year performance.

Investment Climate and Outlook:

We remain positive on our outlook for the U.S. market. A substantial portion of the Fund's holdings generate much of their earnings growth in overseas markets. Based on extensive research and experience in foreign markets, confidence is high that growth in those countries and sectors will continue. As such, North America's leading large capitalization companies should continue to take advantage of that growth.

We believe that the ongoing credit crisis and its impact on equities is nearing an end, as authorities in the United States and Europe have stepped forward to contain the problem. Various actions by the Federal Reserve such as cutting interest rates, opening the discount window and the recent intervention at Bear

Stearns have been helpful. The recent offering of preferred stock at Lehman Brothers has been taken very positively. Lehman is high on the list of companies investors have been concerned about and the fact that they have been able to shore up their balance sheet is a good sign. While the economic news coming out of the U.S. has been negative, the combination of increased liquidity and continued growth in the international markets should be positive for equities.

Please see Schedule of Investments for more information regarding specific portfolio holdings.

AFBA 5Star Science & Technology Fund
(AFITX, AFATX, AFBTX, AFCTX)

Sub-advised by  Trendstar Advisors, LLC

Objective and Strategy:

The Fund seeks the best opportunities for long-term growth by investing in the common stock of companies of any market capitalization in the science and technology sectors. It utilizes proprietary trend analysis to identify reasonably-priced stocks that are poised to benefit from scientific and technological advances. The investment approach focuses on industry analysis, with stock selection based on extensive fundamental research.

Performance:

The Science and Technology fund returned -7.36% for the year ended March 31, 2008 versus the S & P 500 and Lipper Science and Technology Fund Indexes which returned -5.08% and -2.93%, respectively, for the period. Performance during the period was helped by the sub-advisor's asset allocation decision to overweight a certain type of technology company: that subset of technology companies that focus their sales efforts largely within the healthcare industry.

Investment Review and Portfolio Strategy:

Certain Fund holdings which were involved in merger and acquisition activity within the technology sector also positively impacted performance versus its benchmark. The Fund's position in the semi-conductor industry was a drag on relative performance.

Technology companies with a focus on healthcare were among the most positive contributors to the performance of the Fund. For example, Illumina, a company that makes products used in genetic research, was added to the portfolio during November of 2007 and has made a very positive impact to overall returns. Sigma Aldrich, a company that makes and sells a broad range of organic chemicals and diagnostic reagents used in drug development, research, and high-tech manufacturing processes, was also a strong performer. The Fund also benefited from acquisitions of certain holdings during the first quarter of 2008. Of note were LifeCell and BEA Systems. LifeCell is a healthcare company that makes products used in tissue regeneration, typically used for burn treatment and reconstructive surgery, and was bought by Kinetic Concepts, a company focused on wound healing systems. BEA Systems makes software used in e-commerce and was bought by the software giant Oracle.

Holdings within the semiconductor industry detracted from performance. Sandisk, a maker of semiconductor storage chips for products such as digital cameras, was particularly weak due to a very competitive pricing environment for memory chips. Several other semiconductor-related holdings performed poorly, including FormFactor and Varian Semiconductor Equipment. Both are suppliers to semiconductor manufacturers such as Sandisk.

Investment Climate and Outlook:

The importance of consumer demand to the technology sector seems to be greater today than at any point in the past. Discretionary consumer dollars have been shifted to many new technology products over the past several years. Personal computers, cell phones, music players and digital video, to name a few, have replaced many prior forms of non-tech entertainment for consumers. For example, one of the Fund's holdings, the network equipment company Cisco Systems, has

PORTFOLIO

MANAGEMENT REVIEW (continued)

predicted that consumer Internet traffic will exceed business Internet traffic for the first time in 2008, with the bulk of this demand being driven by video over the internet. As bandwidth capability has improved, video quality has improved dramatically.

While the threat of recession and the weakened state of the consumer has resulted in earnings risk and generally lower prices for technology stocks, the Fund's sub-advisor believes that the current volatile market condition is temporary and is creating many new attractive investment opportunities for technology investors.

Please see Schedule of Investments for more information regarding specific portfolio holdings.

AFBA 5Star Small Cap Fund
(AFCIX, AFCAX, AFCBX, AFCCX)

Sub-advised by  Trendstar Advisors, LLC
The London Company
Bjurman Barry and Associates

Objective and Strategy:

The Fund invests primarily in the domestic common stock of companies with small market capitalizations. It utilizes a multi-manager approach to offer enhanced diversification and return potential within the small cap growth asset class. Each investment manager within the Fund employs a distinct investment style. The combination of the various styles is designed to reduce overall volatility and provide greater potential return.

Performance:

The Fund did not perform well on a relative basis to its stated benchmarks returning -19.70% for the year ended March 31, 2008 versus -10.60% and -8.94% for the S & P 600 Small Cap Index and Russell 2000 Growth Indexes, respectively.

Investment Review and Portfolio Strategy:

The Fund, which has three style-specific sub-advisors, is designed to provide shareholders with broad access to the various sub-sectors within the small cap universe. This feature, which we believe to be a long-term value to shareholders, in fact hurt the Fund's short term performance for the year ended March 31, 2008. One of the small cap sub-sectors that the Fund provides shareholders access to is micro-cap stocks, the smallest of the small cap stocks. We believe the Fund's micro-cap exposure sets it apart from many other small cap offerings in the market. Unfortunately, the Fund's exposure to micro-cap growth stocks was a detriment to recent performance.

Investment Climate and Outlook:

We continue to believe that a diversified set of style specific managers presents an attractive investment opportunity for investors. The Fund seeks to take advantage of several well defined strategies with each on looking to add alpha versus the benchmark. AFBA 5Star Investment Management Company has assigned each of the three sub-advisors a defined sleeve of securities within the Fund.

The Fund has a current allocation of approximately 30% in micro-cap stocks. These companies tend to be the smallest but potentially fastest growing names within the small cap growth universe. The Fund's allocation to micro-cap stocks should position the Fund to benefit from any potential rebound of the smallest and fastest growing companies within the sector. We believe that this sector will benefit from any short-term market rebound and therefore will maintain our current allocation to that space.

The portion of the Fund invested in more core small cap companies continues to provide stability to the Fund. This portion of the portfolio seeks to identify those smaller companies with very strong balance sheets. Companies with very little debt and substantial free cash flow should continue to perform well given the current pressure on the market. Also, due to their financial strength, these companies tend to make excellent acquisition targets which we believe will result in favorable performance. We would expect to see continued stock repurchase activity for these companies which we believe provides good downside protection.

Finally, the remainder of the Fund which is invested in small growth companies maintains an emphasis on growth-at-a-reasonable price. We continue to believe that this strategy will provide our investors the opportunity to participate in a broad re-bound of small cap growth stocks while ensuring that valuations are in line with our expectations versus those of momentum managers. The net result should be lower volatility in the portfolio without giving up upside potential.

We believe that the Fund is appropriately positioned for a broad market rally. As has been evidenced historically, smaller capitalization companies tend to lead in times of economic recovery. The allocation of Fund assets within three specific strategies should enable us to provide shareholder value.

Please see Schedule of Investments for more information regarding specific portfolio holdings.

AFBA 5Star Mid Cap Value Fund
(AFMIX, AFMAX, AFMBX, AFMCX)

Sub-advised by  Dreman Value Management LLC

Objective and Strategy:

The Fund invests in the domestic common stock of companies with small to mid market capitalizations. It seeks to identify high quality companies that are currently out-of-favor and are undervalued versus their peers. Based on extensive fundamental research and an emphasis on stocks that have low price/earnings ratios, the Fund selects stocks that offer above-average potential for long-term earnings growth.

Performance:

The AFBA 5Star Mid Cap Value Fund performed well versus its stated benchmark for the year ending March 31, 2008. The Fund returned -9.16% versus the Russell 2500 Value Index which returned -17.06%. The fund underperformed the S & P 400 Mid Cap Index which is made up of both value and growth and returned -6.97% for the same period.

Investment Review and Portfolio Strategy:

Certain sector allocations within the Fund both helped and hurt performance. The sectors that enhanced the Fund's performance include consumer discretionary, financials, information technology, and utilities. On the down side, many of the Fund's holdings in the health care, industrials, energy, and consumer staples sectors hurt performance.

From a stock standpoint, the Fund's best performers include Walter Industries, Cimarex Energy, Petrohawk Energy, Ruddick Corp., and Atwood Oceanics. Walter Industries owns and operates several coal mines and continued to re-price its contracts at more favorable terms. Cimarex Energy, Petrohawk, and Atwood Oceanics, have all benefited from the continued rise in oil prices. Ruddick Corp. which operates a regional chain of super markets, has posted over 10% top line growth and improved profitability significantly over the last few quarters, adding fuel to the stock's strong performance.

The Fund's worst performers include Idearc, Inc., Arris Group, UCBH, Boston Private Financial, and CIT Group. Idearc, Inc. a provider of yellow pages, has struggled as advertising revenue has been hurt by the slowing economy. The Fund's sub-advisor sold the stock as it feared the fundamentals would continue to deteriorate. Arris Group, a provider of communication technology to Regional Bell Operating Companies and cable companies, struggled as the management team tried to integrate an acquisition. With the integration of the acquisition behind them, we look for this stock to be a strong performer for the Fund. CIT Group, a third party financer, was hurt as investors worried about its loan book. With the stock trading at 0.4x book value, we believe the worst is over and continue to hold the company stock in the Fund's portfolio.

Please see Schedule of Investments for more information regarding specific portfolio holdings.

PORTFOLIO

MANAGEMENT REVIEW (continued)

Investment Results — Annual Total Return as of 3/31/08 (unaudited)

AFBA 5Star Fund	Inception Date	One Year Ended 3/31/08	Three Years Ended 3/31/08*	Five Years Ended 3/31/08*	Since Inception*	Life of Fund Cumulative*
Balanced
Class I	6/3/97	4.75%	8.84%	13.15%	7.09%	109.98%
Class A	9/24/01	(1.27%)	6.54%	11.61%	8.91%	74.35%
Class B	9/24/01	(0.36%)	6.85%	11.75%	8.92%	74.46%
Class C	9/24/01	2.76%	7.73%	12.01%	8.94%	74.74%
Class R	2/17/04	4.22%	8.37%	N/A	8.48%	39.82%
Large Cap
Class I	6/3/97	4.05%	8.07%	12.48%	5.05%	70.51%
Class A	9/24/01	(1.98%)	5.79%	10.93%	5.55%	42.19%
Class B	9/24/01	(0.98%)	6.02%	11.06%	5.60%	42.61%
Class C	9/24/01	2.17%	7.00%	11.35%	5.67%	43.22%
Class R	2/17/04	3.46%	7.52%	N/A	4.80%	21.28%
Total Return Bond
Class I	6/3/97	4.78%	5.79%	7.78%	5.95%	86.90%
Class A	9/24/01	0.54%	4.19%	6.70%	6.46%	50.38%
Class B	9/24/01	(0.10%)	3.86%	6.39%	6.18%	47.82%
Class C	9/24/01	2.81%	4.75%	6.72%	6.30%	48.86%
Class R	2/17/04	4.28%	5.25%	N/A	4.47%	19.71%
USA Global
Class I	6/3/97	3.78%	9.38%	13.86%	6.23%	92.32%
Class A	9/24/01	(2.21%)	7.08%	12.29%	6.78%	53.36%
Class B	9/24/01	(1.05%)	7.37%	12.44%	6.85%	54.00%
Class C	9/24/01	1.93%	8.28%	12.72%	6.91%	54.50%
Class R	2/17/04	3.25%	8.81%	N/A	5.13%	22.89%
Science & Technology
Class I	10/12/01	(7.36%)	6.95%	16.29%	5.77%	43.74%
Class A	10/12/01	(12.67%)	4.69%	14.70%	4.61%	33.80%
Class B	10/12/01	(12.20%)	4.96%	14.88%	4.69%	34.46%
Class C	10/12/01	(9.11%)	5.91%	15.14%	4.74%	34.95%
Class R	2/17/04	(7.78%)	6.42%	N/A	3.16%	13.65%
Small Cap
Class I	10/15/01	(19.70%)	0.29%	13.89%	7.43%	58.88%
Class A	10/15/01	(24.38%)	(1.84%)	12.31%	6.22%	47.61%
Class B	10/15/01	(23.02%)	(1.42%)	12.48%	6.31%	48.46%
Class C	10/15/01	(21.04%)	(0.69%)	12.78%	6.38%	49.06%
Class R	2/17/04	(20.13%)	(0.21%)	N/A	1.16%	4.85%
Mid Cap Value
Class I	5/1/02	(9.16%)	4.80%	14.17%	7.18%	50.71%
Class A	5/1/02	(14.36%)	2.56%	12.61%	5.90%	40.35%
Class B	5/1/02	(12.76%)	3.04%	12.77%	5.97%	40.88%
Class C	5/1/02	(10.61%)	3.77%	13.06%	6.12%	42.09%
Class R	2/17/04	(9.66%)	4.26%	N/A	4.37%	19.26%

*  Three year, five year and since inception returns are annualized for periods greater than one year, cumulative return is not annualized.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Returns current to the most recent month-end are available at www.afbafunds.com. Performance reflects fee waivers in effect. In the absence of fee waivers performance would have been lower. The performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All indexes are unmanaged and not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

Performance information is restated to reflect the current maximum front-end sales charge (in the case of Class A Shares) or the maximum deferred sales charge (in the case of Class B and C Shares), and assumes the reinvestment of dividends and distributions. The maximum front-end sales charges for Class A Shares as follows: AFBA 5Star Balanced Fund, AFBA 5Star Large Cap Fund, AFBA 5Star USA Global Fund, AFBA 5Star Science & Technology Fund, AFBA 5Star Small Cap Fund and AFBA 5Star Mid Cap Value Fund - 5.50%: AFBA 5Star Total Return Bond Fund - 3.75%. The maximum contingent deferred sales charge for Class B Shares are as follows: AFBA 5Star Balanced Fund, AFBA 5Star Large Cap Fund, AFBA 5Star USA Global Fund, AFBA 5Star Science & Technology Fund , AFBA 5Star Small Cap Fund and AFBA 5Star Mid Cap Value - 4.75%: AFBA 5Star Total Return Bond Fund - 4.00%. The maximum contingent deferred sales charge for Class C Shares all the portfolios is 1.00%.

AFBA 5Star Balanced Fund – Class I Shares versus
S&P 500 Index(1) and Lipper Balanced Fund Index(2)

*inception

AFBA 5Star Total Return Bond Fund – Class I Shares versus Merrill Lynch High Yield Bond Index(4), Lipper High Yield Fund Index(5), and Lehman Brothers Government/Corporate Bond Index(13)

*inception

AFBA 5Star Large Cap Fund – Class I Shares versus S&P 500 Index(1) and Russell 1000 Growth Index(3)

*inception

AFBA 5Star USA Global Fund – Class I Shares versus S&P 500 Index(1) and Russell 1000 Growth Index(3)

*inception

PORTFOLIO

MANAGEMENT REVIEW (continued)

AFBA 5Star Science & Technology Fund – Class I Shares versus S&P 500 Index(1) and Lipper Science & Technology Fund Index(6)

*inception

AFBA 5Star Mid Cap Value Fund – Class I Shares versus S&P 400 Mid Cap Index(10), Lipper Mid Cap Fund Index(11) and Russell 2500 Value Index(12)

*inception

AFBA 5Star Small Cap Fund – Class I Shares versus S&P 600 Small Cap Index(7), Lipper Small Cap Fund Index(8) and Russell 2000 Growth Index(9)

*inception

BENCHMARK INFORMATION

1  The S&P 500 Index is a capitalization-weighted index of 500 large capitalization stocks which is designed to measure broad domestic securities markets. The performance of the S&P 500 Index reflects the reinvestment of dividends and capital gains, but does not reflect the deduction of any investment managementfees. It is not possible to invest directly in an index.

2  The Lipper Balanced Fund Index is an unmanaged index and includes the 30 largest mutual funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically the stock/bond ratio of funds in the index ranges around 60%/40%. It is not possible to invest directly in an index.

3  The Russell 1000 Growth Index measures the performance of companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies in the Russell 3000 Index based on market capitalization. The performance of the Russell 1000 Growth Index reflects the reinvestment of dividends and capital gains, but does not reflect the deduction of any investment management fees. It is not possible to invest directly in an index. The Manager believes this benchmark index more appropriately reflects the types of securities held in the portfolio and provides the best comparative performance information.

4  The Merrill Lynch High Yield Cash Bond Index is an unmanaged index comprised of over 1,200 high yield bonds representative of the high yield bond market as a whole. The index reflects the reinvestment of dividends and capital gains, but does not reflect the deduction of management fees. It is not possible to invest directly in an index.

5  The Lipper High Yield Fund Index is a widely recognized index of mutual funds that invest primarily in high yield bonds. It is not possible to invest directly in an index. In light of the change in the AFBA 5Star Total Return Bond Fund's investment objective and strategies, this index will not be considered the Fund's primary benchmark. The Lehman Brothers Government/Corporate Bond Index will be the primary index going forward.

6  The Lipper Science & Technology Fund Index is an unmanaged, equally-weighted performance index of the largest qualifying mutual funds (based on net assets) in the Lipper Science and Technology classification. There are currently 30 funds represented in this index. The index reflects the reinvestment of dividends and capital gains, but does not reflect the deduction of any investment management fees. It is not possible to invest directly in an index.

7  The S&P 600 Small Cap Index is a market value weighted index consisting of 600 domestic stocks chosen for market size, liquidity, and industry group representation. The performance of the S&P 600 Small Cap Index reflects the reinvestment of dividends and capital gains, but does not reflect the deduction of any investment management fees. It is not possible to invest directly in an index.

8  The Lipper Small Cap Fund Index is comprised of the top 25-30 managed mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalization (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. It is not possible to invest directly in an index.

9  The Russell 2000 Growth Index is comprised of securities in the Russell 2000 Index with higher than average price-to-book ratios and forecasted growth values. The Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest of the 3,000 largest U.S. companies based on market capitalization. The performance of the Russell 2000 Growth Index reflects the reinvestment of dividends and capital gains, but does not reflect the deduction of any investment management fees. It is not possible to invest directly in an index. The Manager believes this benchmark index more appropriately reflects the types of securities held in the portfolio and provides the best comparative performance information.

10  The S&P 400 Mid Cap Index is an unmanaged, market capitalization-weighted index of 400 medium-capitalization stocks designed to measure the mid-size company segment of the U.S. markets. The performance of the S&P 400 Mid Cap Index reflects the reinvestment of dividends and capital gains, but does not reflect the deduction of any investment management fees. It is not possible to invest directly in an index.

11  The Lipper Mid Cap Fund Index is comprised of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalization (on a three-year weighted basis) of less than 300% of the dollar-weighted median market capitalization of the S&P Mid Cap 400 Index. These funds have latitude with respect to the valuations (price-to-earnings, price-to-book, and three-year earnings growth) of the securities in their portfolios and may alter their portfolios' style over time. It is not possible to invest directly in an index.

12  The Russell 2500 Value Index measures the performance of companies in the Russell 2500 Index with lower price-to-book ratios and lower forecasted growth values. The performance of the Russell 2500 Value Index reflects the reinvestment of dividends and capital gains, but does not reflect the deduction of any investment management fees. It is not possible to invest directly in an index. The Manager believes this benchmark index more appropriately reflects the types of securities held in the portfolio and provides the best comparative performance information.

13  The Lehman Brothers Government/Corporate Bond Index includes securities in the Government and Corporate Indices. Specifically, the Government Index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Corporate Index includes publicly issued U.S. corporate and Yankee debentures and secured notes that meet specified maturity, liquidity, and quality requirements. The Manager believes this benchmark index more appropriately reflects the types of securities held in the portfolio and provides the best comparative performance information.

AFBA 5STAR FUND

SUMMARY OF PORTFOLIO HOLDINGS (unaudited)
  AS OF 03/31/08

BALANCED FUND

Sectors[1]
Stocks
Consumer Staples	10.46%
Energy	8.18%
Entertainment	2.20%
Financials	6.60%
Health Care	8.67%
Industrials	3.08%
Information Technology	9.99%
Insurance	4.15%
REITS	4.39%
Telecommunications	2.13%
Transportation	1.84%
Utilities	2.74%
Agency Obligations	13.12%
U.S. Treasury Obligations	4.75%
Corporate Bonds
Consumer Discretionary	1.45%
Consumer Staples	1.90%
Financials	4.28%
Health Care	1.24%
Retail	0.40%
Telecommunications	0.63%
Preferred Stocks
Financials	2.77%
Insurance	1.22%
Convertible Corporate Bonds
Consumer Discretionary	2.50%
Money Market Account	1.29%
Rights	0.02%
TOTAL	100.00%

LARGE CAP FUND

Sectors[1]
Stocks
Capital Goods	12.86%
Consumer Durables & Apparel	1.46%
Consumer Services	3.11%
Diversified Financials	5.53%
Energy	15.18%
Food, Beverages & Tobacco	4.50%
Health Care Equipment & Services	2.72%
Household & Personal Products	1.41%
Materials	14.37%
Medical Equipment & Supplies	1.45%
Pharmaceuticals, Biotechnology & Life Sciences	6.84%
Retailing	9.10%
Software & Services	2.90%
Technology Hardware & Equipment	8.91%
Telecommunication Services	2.67%
Transportation & Services	2.39%
Utilities	1.47%
Money Market Account	3.13%
TOTAL	100.00%

TOTAL RETURN BOND FUND

Sectors[1]
Agency Obligations	43.46%
Corporate Bonds
Consumer Discretionary	10.19%
Consumer Staples	3.19%
Financials	9.77%
Healthcare	1.76%
Industrials	0.16%
Retail	1.91%
Telecommunication Services	3.30%
U.S. Treasury Obligations	21.79%
Common Stock	0.93%
Convertible Corporate Bond	2.14%
Convertible Preferred Stocks	1.40%
TOTAL	100.00%

USA GLOBAL FUND

Sectors[1]
Stocks
Capital Goods	14.73%
Consumer Durables	3.35%
Consumer Services	6.07%
Diversified Financials	4.47%
Energy	12.34%
Food, Beverages & Tobacco	5.67%
Health Care Equipment & Services	1.91%
Household & Personal Products	2.74%
Materials	13.72%
Medical Equipment & Supplies	2.36%
Pharmaceutical, Biotechnology & Life Sciences	7.97%
Retailing	4.43%
Software & Services	1.54%
Technology Hardware & Equipment	9.93%
Telecommunication Services	2.70%
Transportation Services	0.88%
Money Market Account	5.19%
TOTAL	100.00%

SCIENCE & TECHNOLOGY FUND

Sectors[1]
Stocks
Consumer Discretionary	3.14%
Health Care	31.59%
Industrials	0.99%
Information Technology	56.42%
Materials	2.75%
Money Market Account	5.11%
TOTAL	100.00%

1As a percentage to total holdings as of March 31, 2008. Holdings are subject to change.

SMALL CAP FUND

Sectors[1]
Stocks
Auto & Transportation	0.43%
Basic Materials	2.72%
Capital Goods	2.80%
Commercial/Industrial Services	1.46%
Consumer Discretionary	8.57%
Consumer Durables	0.66%
Consumer Services	0.58%
Consumer Staples	3.28%
Electronic Technology	15.56%
Energy	4.52%
Financials	9.83%
Health Care	18.61%
Industrials	3.36%
Information Technology	14.61%
Materials	0.99%
Other	1.11%
Producer Manufacturing	2.93%
Retail Trade	2.04%
Services	0.16%
Transportation	1.74%
Utilities	0.77%
Money Market Account	3.27%
TOTAL	100.00%

MID CAP VALUE FUND

Sectors[1]
Stocks
Capital Goods	15.28%
Consumer Discretionary	1.59%
Consumer Durables & Apparel	3.54%
Consumer Staples	11.69%
Energy	16.55%
Financials	4.07%
Health Care	9.14%
Information Technology	10.03%
Insurance	13.95%
Materials	3.63%
Retail	0.93%
Money Market Account	9.60%
TOTAL	100.00%

1As a percentage to total holdings as of March 31, 2008. Holdings are subject to change.

AFBA 5STAR FUND

EXPENSE TABLES (unaudited)

  AS OF 03/31/08

Expense Tables

As a Shareholder of the Fund, you incur two types of costs: (1) transaction cost, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/01/07-03/31/08).

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the cost show for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses paid on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses show in the table are meant to highlight your ongoing costs only and do not reflect any transactional cost, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing cost only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional cost were included, your cost would have been higher.

Disclosure of Fund Expenses  For the period October 1, 2007 to March 31, 2008

AFBA 5Star Balanced Fund
	Actual Performance					Hypothetical Performance (5% return before expenses)
	I Shares	A shares	B Shares	C Shares	R Shares	I Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value 10/01/07	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 03/31/08	$968.20	$966.20	$962.60	$962.60	$965.30	$1,019.53	$1,018.27	$1,014.47	$1,014.47	$1,017.00
Expenses Paid During Period	$5.31	$6.54	$10.21	$10.21	$7.76	$5.47	$6.73	$10.53	$10.53	$8.00

For each class of Fund, expenses are equal to the Fund's annualized expense ratio of 1.08%, 1.33%, 2.08%, 2.08% and 1.58% for Classes I, A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

AFBA 5Star Large Cap Fund
	Actual Performance					Hypothetical Performance (5% return before expenses)
	I Shares	A shares	B Shares	C Shares	R Shares	I Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value 10/01/07	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 03/31/08	$870.80	$869.70	$866.40	$866.50	$868.40	$1,018.52	$1,017.25	$1,013.46	$1,013.46	$1,015.99
Expenses Paid During Period	$5.99	$7.15	$10.64	$10.64	$8.31	$6.48	$7.75	$11.54	$11.54	$9.01

For each class of Fund, expenses are equal to the Fund's annualized expense ratio of 1.28%, 1.53%, 2.28%, 2.28% and 1.78% for Classes I, A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

AFBA 5Star Total Return Bond Fund
	Actual Performance					Hypothetical Performance (5% return before expenses)
	I Shares	A shares	B Shares	C Shares	R Shares	I Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value 10/01/07	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 03/31/08	$1,036.30	$1,034.70	$1,031.30	$1,030.80	$1,033.30	$1,019.53	$1,018.27	$1,014.47	$1,014.47	$1,017.00
Expenses Paid During Period	$5.50	$6.77	$10.56	$10.56	$8.03	$5.47	$6.73	$10.53	$10.53	$8.00

For each class of Fund, expenses are equal to the Fund's annualized expense ratio of 1.08%, 1.33%, 2.08%, 2.08% and 1.58% for Classes I, A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

AFBA 5Star USA Global Fund
	Actual Performance					Hypothetical Performance (5% return before expenses)
	I Shares	A shares	B Shares	C Shares	R Shares	I Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value 10/01/07	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 03/31/08	$869.00	$867.60	$864.60	$864.60	$866.90	$1,018.52	$1,017.25	$1,013.46	$1,013.46	$1,015.99
Expenses Paid During Period	$5.98	$7.14	$10.63	$10.63	$8.31	$6.48	$7.75	$11.54	$11.54	$9.01

For each class of Fund, expenses are equal to the Fund's annualized expense ratio of 1.28%, 1.53%, 2.28%, 2.28% and 1.78% for Classes I, A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

AFBA 5Star Science & Technology Fund
	Actual Performance					Hypothetical Performance (5% return before expenses)
	I Shares	A shares	B Shares	C Shares	R Shares	I Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value 10/01/07	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 03/31/08	$815.80	$814.40	$811.80	$811.80	$813.90	$1,017.81	$1,016.55	$1,012.75	$1,012.75	$1,015.28
Expenses Paid During Period	$6.49	$7.62	$11.01	$11.01	$8.75	$7.19	$8.45	$12.25	$12.25	$9.72

For each class of Fund, expenses are equal to the Fund's annualized expense ratio of 1.42%, 1.67%, 2.42%, 2.42% and 1.92% for Classes I, A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

AFBA 5Star Small Cap Fund
	Actual Performance					Hypothetical Performance (5% return before expenses)
	I Shares	A shares	B Shares	C Shares	R Shares	I Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value 10/01/07	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 03/31/08	$753.80	$753.20	$750.20	$750.40	$751.80	$1,018.52	$1,017.25	$1,013.46	$1,013.46	$1,015.99
Expenses Paid During Period	$5.61	$6.71	$9.98	$9.98	$7.80	$6.48	$7.75	$11.54	$11.54	$9.01

For each class of Fund, expenses are equal to the Fund's annualized expense ratio of 1.28%, 1.53%, 2.28%, 2.28% and 1.78% for Classes I, A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

AFBA 5Star Mid Cap Value Fund
	Actual Performance					Hypothetical Performance (5% return before expenses)
	I Shares	A shares	B Shares	C Shares	R Shares	I Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value 10/01/07	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 03/31/08	$860.70	$858.90	$856.20	$856.40	$857.50	$1,018.52	$1,017.25	$1,013.46	$1,013.46	$1,015.99
Expenses Paid During Period	$5.95	$7.11	$10.58	$10.58	$8.27	$6.48	$7.75	$11.54	$11.54	$9.01

For each class of Fund, expenses are equal to the Fund's annualized expense ratio of 1.28%, 1.53%, 2.28%, 2.28% and 1.78% for Classes I, A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

AFBA 5STAR

BALANCED FUND

SCHEDULE OF INVESTMENTS

March 31, 2008

SHARES	COMPANY	MARKET VALUE
COMMON STOCKS — 63.96%
CONSUMER STAPLES — 10.38%
30,200	Altria Group, Inc.	$670,440
20,400	British American Tobacco PLC ADR	1,545,300
30,200	Philip Morris International, Inc.*	1,527,516
40,000	The Coca-Cola Co.	2,434,800
41,000	UST, Inc.	2,235,320
		8,413,376
ENERGY — 8.12%
23,400	Chevron Corp.	1,997,424
35,000	ConocoPhillips	2,667,350
35,000	Kinder Morgan Energy Partners LP	1,914,150
		6,578,924
ENTERTAINMENT — 2.18%
75,986	Cedar Fair LP	1,766,674
FINANCIALS — 6.55%
30,000	Bank of America Corp.	1,137,300
13,600	Federal National Mortgage Association	327,080
95,000	MCG Capital Corp.	863,550
36,000	Wachovia Corp.	972,000
69,000	Wells Fargo & Co.	2,007,900
		5,307,830
HEALTH CARE — 8.61%
22,000	Bristol-Myers Squibb Co.	468,600
36,100	Johnson & Johnson	2,341,807
37,000	Merck & Co., Inc.	1,404,150
20,000	Novartis AG ADR	1,024,600
83,000	Pfizer, Inc.	1,737,190
		6,976,347
INDUSTRIALS — 3.06%
67,000	General Electric Co.	2,479,670
INFORMATION TECHNOLOGY — 9.92%
100,000	Intel Corp.	2,118,000
26,000	International Business Machines Corp.	2,993,640
103,000	Microsoft Corp.	2,923,140
		8,034,780
INSURANCE — 4.12%
570	Berkshire Hathaway, Inc. Class B*	2,549,553
32,000	ING Groep, N.V.	785,920
		3,335,473
REITS — 4.36%
55,000	First Industrial Realty Trust, Inc. REIT	1,152,250
97,000	UDR, Inc. REIT	2,378,440
		3,530,690
TELECOMMUNICATIONS — 2.11%
47,000	Verizon Communications, Inc.	1,713,150
TRANSPORTATION — 1.83%
16,000	FedEx Corp.	1,482,720
UTILITIES — 2.72%
54,000	Dominion Resources, Inc.	2,205,360
TOTAL COMMON STOCKS		51,824,994
(COST $51,299,855)

See Accompanying Notes to Financial Statements.

FACE AMOUNT	COMPANY	MARKET VALUE
AGENCY OBLIGATIONS — 13.02%
$700,000	Federal Home Loan Bank, 5.75% due 05/15/12	$773,179
390,000	Federal Home Loan Bank, 3.375% due 02/27/13	391,860
770,000	Federal Home Loan Mortgage Corporation, 4.125% due 07/12/10	799,875
1,600,000	Federal Home Loan Mortgage Corporation, 5.125% due 08/23/10	1,700,543
1,307,657	Federal Home Loan Mortgage Corporation, 5.50% due 04/01/37	1,322,258
1,084,189	Federal National Mortgage Association, 4.50% due 08/01/20	1,080,775
2,000,000	Federal National Mortgage Association, 4.75% due 03/12/10	2,093,862
1,150,000	Federal National Mortgage Association, 5.00% due 09/15/08	1,165,429
1,194,090	Federal National Mortgage Association, 6.00% due 10/01/37	1,224,499
TOTAL AGENCY OBLIGATIONS		10,552,280
(COST $10,168,202)
U.S. TREASURY OBLIGATIONS — 4.72%
1,250,000	U.S. Treasury Note, 4.50% due 05/15/10	1,326,759
475,000	U.S. Treasury Note, 4.00% due 02/15/14	512,369
1,160,000	U.S. Treasury Note, 4.75% due 08/15/17	1,283,794
625,000	U.S. Treasury Note, 5.00% due 05/15/37	699,366
TOTAL U.S. TREASURY OBLIGATIONS		3,822,288
(COST $3,610,716)
CORPORATE BONDS — 9.84%
CONSUMER DISCRETIONARY — 1.44%
1,000,000	Mandalay Resort Group, 7.625% due 07/15/13	927,500
222,000	Metlife, Inc., 6.125% due 12/01/11	238,398
		1,165,898
CONSUMER STAPLES — 1.89%
1,200,000	Pilgrim's Pride Corp., 8.375% due 05/01/17	1,062,000
450,000	The Coca-Cola Co., 5.35% due 11/15/17	470,444
		1,532,444
FINANCIALS — 4.25%
275,000	American Express Travel Related Services, 5.25% due 11/21/11 (b)	275,875
250,000	Bank of America Corp., 5.375% due 09/11/12	260,320
300,000	Citigroup, Inc., 6.00% due 02/21/12	306,536
250,000	General Electric Capital Corp., 5.50% due 06/04/14	260,822
125,000	Goldman Sachs Group, Inc. (The), 6.60% due 01/15/12	132,274
750,000	Marshall & IIsley Corp., 5.626% due 08/17/09	750,800
125,000	Merrill Lynch & Co., Inc., 5.77% due 07/25/11	126,713
250,000	Morgan Stanley, 5.05% due 01/21/11	250,963
375,000	Suntrust Banks, Inc., 5.25% due 11/05/12	369,837
300,000	Wachovia Corp., 5.25% due 08/01/14	296,714
400,000	Wells Fargo & Co., 5.25% due 10/23/12	415,248
		3,446,102
HEALTH CARE — 1.23%
1,000,000	Psychiatric Solutions, Inc., 7.75% due 07/15/15	1,000,000
RETAIL — 0.40%
325,000	Home Depot, Inc., 3.75% due 09/15/09	321,868
TELECOMMUNICATIONS — 0.63%
225,000	AT&T, Inc., 4.95% due 01/15/13	226,001
275,000	Vodafone Group PLC, 5.35% due 02/27/12	278,717
		504,718
TOTAL CORPORATE BONDS		7,971,030
(COST $8,122,286)

See Accompanying Notes to Financial Statements.

AFBA 5STAR

BALANCED FUND (continued)

SCHEDULE OF INVESTMENTS

March 31, 2008

SHARES OR FACE AMOUNT	COMPANY	MARKET VALUE
PREFERRED STOCKS — 3.96%
FINANCIALS — 2.75%
9,400	Capital One Capital II	$185,180
52,000	First Industrial Realty Trust, Inc. REIT	1,606,280
20,000	Public Storage	435,000
		2,226,460
INSURANCE — 1.21%
40,000	Markel Corp.	984,000
TOTAL PREFERRED STOCKS		3,210,460
(COST $3,764,450)
CONVERTIBLE CORPORATE BONDS — 2.48%
CONSUMER DISCRETIONARY — 2.48%
$1,000,000	Lions Gate Entertainment Corp., 2.9375% due 10/15/24	1,046,250
1,000,000	Lions Gate Entertainment Corp., 3.625% due 03/15/25 (c)	966,250
TOTAL CONVERTIBLE CORPORATE BONDS		2,012,500
(COST $1,896,362)
MONEY MARKET ACCOUNT — 1.28%
1,039,452	PNC Bank Money Market (a)	1,039,452
TOTAL MONEY MARKET ACCOUNT		1,039,452
(COST $1,039,452)
RIGHTS — 0.02%
13,571	MCG Capital Corp.* (expiration 4/18/08)	14,521
TOTAL RIGHTS		14,521
(COST $0)
TOTAL INVESTMENTS — 99.28%		80,447,525
(COST $79,901,323)#
Other assets in excess of liabilities — 0.72%		581,778
TOTAL NET ASSETS — 100.00%		$81,029,303

ADR — American Depository Receipt

LP — Limited Partnership

PLC — Public Liability Company

REIT — Real Estate Investment Trust

  (a)  The interest rate on March 31, 2008 was 2.57%

  (b)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

  (c)  Stepped coupon bond — the rate shown is the rate in effect on March 31, 2008.

  *  Non-income producing security

  #  Federal Income Tax Information: Net unrealized appreciation of investments is comprised of gross appreciation of $5,966,065 and gross depreciation of $5,419,863 of federal income tax purpose. At March 31, 2008, the aggregate cost of securities for federal income tax pupose was $79,901,323).

See Accompanying Notes to Financial Statements.

AFBA 5STAR

LARGE CAP FUND

SCHEDULE OF INVESTMENTS

March 31, 2008

SHARES	COMPANY	MARKET VALUE
COMMON STOCKS — 95.80%
CAPITAL GOODS — 12.72%
9,300	Caterpillar, Inc.	$728,097
8,800	Deere & Co.	707,872
5,500	Emerson Electric Co.	283,030
2,700	Fluor Corp.	381,132
5,000	General Dynamics Corp.	416,850
4,200	Jacobs Engineering Group, Inc.*	309,078
5,800	Philip Morris International, Inc.*	293,364
		3,119,423
CONSUMER DURABLES & APPAREL — 1.44%
5,200	NIKE, Inc. Class B	353,600
CONSUMER SERVICES — 3.07%
10,200	Avon Products, Inc.	403,308
9,400	YUM! Brands	349,774
		753,082
DIVERSIFIED FINANCIALS — 5.47%
4,400	Northern Trust Corp.	292,468
9,600	State Street Corp.	758,400
9,000	US Bancorp	291,240
		1,342,108
ENERGY — 15.02%
4,600	Apache Corp.	555,772
6,400	Consol Energy, Inc.	442,816
3,500	Devon Energy Corp.	365,155
4,100	Exxon Mobil Corp.	346,778
4,600	Ultra Petroleum Corp.*	356,500
10,000	Weatherford International Ltd.*	724,700
14,400	XTO Energy, Inc.	890,784
		3,682,505
FOOD, BEVERAGES & TOBACCO — 4.45%
5,800	Altria Group, Inc.	128,760
15,800	The Coca-Cola Co.	961,746
		1,090,506
HEALTH CARE EQUIPMENT & SERVICES — 2.69%
6,000	Medco Health Solutions, Inc.*	262,740
7,000	Thermo Fisher Scientific, Inc.*	397,880
		660,620
HOUSEHOLD & PERSONAL PRODUCTS — 1.40%
4,400	Colgate-Palmolive Co.	342,804
MATERIALS — 14.21%
2,200	Freeport-McMoRan Copper & Gold, Inc.	211,684
8,500	Monsanto Co.	947,750
11,200	Newmont Mining Corp.	507,360
6,800	Nucor Corp.	460,632
8,400	The Mosaic Corp.*	861,840
3,900	United States Steel Corp.	494,793
		3,484,059
MEDICAL EQUIPMENT & SUPPLIES — 1.43%
4,100	Becton Dickinson & Co.	351,985

See Accompanying Notes to Financial Statements.

AFBA 5STAR

LARGE CAP FUND (continued)

SCHEDULE OF INVESTMENTS

March 31, 2008

SHARES	COMPANY	MARKET VALUE
COMMON STOCKS (continued)
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 6.77%
8,300	Genzyme Corp.*	$618,682
20,200	Gilead Sciences, Inc.*	1,040,906
		1,659,588
RETAILING — 9.00%
4,200	Amazon.com, Inc.*	299,460
12,000	Staples, Inc.	265,320
5,500	Urban Outfitters, Inc.*	172,425
20,300	Wal-Mart Stores, Inc.	1,069,404
12,100	TJX Cos., Inc.	400,147
		2,206,756
SOFTWARE & SERVICES — 2.86%
400	Google, Inc. Class A*	176,188
9,100	salesforce.com, Inc.*	526,617
		702,805
TECHNOLOGY HARDWARE & EQUIPMENT — 8.81%
3,800	Apple, Inc.*	545,300
21,400	Cisco Systems, Inc.*	515,526
9,200	Hewlett-Packard Co.	420,072
5,900	International Business Machines Corp.	679,326
		2,160,224
TELECOMMUNICATION SERVICES — 2.64%
2,800	L-3 Communications Holdings, Inc.	306,152
8,300	Qualcomm, Inc.	340,300
		646,452
TRANSPORTATION & SERVICES — 2.36%
5,200	CSX Corp.	291,564
2,300	Union Pacific Corp.	288,374
		579,938
UTILITIES — 1.46%
4,400	Exelon Corp.	357,588
TOTAL COMMON STOCKS		23,494,043
(COST $22,309,528)
MONEY MARKET ACCOUNT — 3.10%
759,382	PNC Bank Money Market (a)	759,382
TOTAL MONEY MARKET ACCOUNT		759,382
(COST $759,382)
TOTAL INVESTMENTS — 98.90%		24,253,425
(COST $23,068,910)#
Other assets in excess of liabilities — 1.10%		270,365
TOTAL NET ASSETS — 100.00%		$24,523,790

  (a)  The interest rate on March 31, 2008 was 2.57%

  *  Non-Income Producing

  #  Federal Income Tax Information: Net unrealized appreciation of investments is comprised of gross appreciation of $1,882,157 and gross depreciation of $752,874 of federal income tax purpose. At March 31, 2008, the aggregate cost of securities for federal income tax pupose was $23,124,142.

See Accompanying Notes to Financial Statements.

AFBA 5STAR

TOTAL RETURN BOND FUND

SCHEDULE OF INVESTMENTS

March 31, 2008

FACE AMOUNT	COMPANY	MARKET VALUE
AGENCY OBLIGATIONS — 43.06%
$2,040,000	Federal Home Loan Bank, 5.75% due 05/15/12	$2,253,266
1,000,000	Federal Home Loan Mortgage Corporation, 5.00% due 06/11/09	1,032,305
2,300,000	Federal Home Loan Mortgage Corporation, 5.125% due 08/23/10	2,444,530
1,494,465	Federal Home Loan Mortgage Corporation, 5.50% due 04/01/37	1,511,152
1,355,724	Federal National Mortgage Association, 4.50% due 08/01/20	1,351,455
1,000,000	Federal National Mortgage Association, 4.75% due 03/12/10	1,046,931
500,000	Federal National Mortgage Association, 5.00% due 09/15/08	506,708
1,492,612	Federal National Mortgage Association, 6.00% due 10/01/37	1,530,624
TOTAL AGENCY OBLIGATIONS		11,676,971
(COST $11,202,118)
CORPORATE BONDS — 30.01%
CONSUMER DISCRETIONARY — 10.10%
140,000	American Express Travel Related Services Co., Inc., 5.25% due 11/21/11 (a)	140,445
25,000	Ford Motor Credit Co., 5.80% due 1/12/09	23,821
575,000	Ford Motor Credit Co., 7.375% due 10/28/09	524,087
235,000	GameStop Corp., 8.00% due 10/01/12	249,688
281,000	General Electric Capital Corp., 5.00% due 04/10/12	288,588
300,000	International Lease Finance Corp., 4.875% due 09/01/10	297,906
340,000	Mandalay Resort Group, 7.625% due 07/15/13	315,350
100,000	Penske Auto Group Inc., 7.75% due 12/15/16 (a)	87,000
325,000	Phillips Van-Heusen, 7.75% due 11/15/23	321,883
575,000	Royal Caribbean Cruises, Ltd., 7.50% due 10/15/27	490,706
		2,739,474
CONSUMER STAPLES — 3.16%
250,000	Diego Capital PLC, 5.20% due 01/30/13	258,912
320,000	Pilgrim's Pride Corp., 8.375% due 05/01/17	283,200
300,000	The Coca-Cola Co., 5.35% due 11/15/17	313,629
		855,741
FINANCIALS — 9.68%
175,000	Bank of America Corp., 5.375% due 09/11/12	182,224
125,000	General Motors Acceptance Corp., 6.875% due 08/28/12	95,075
150,000	Goldman Sachs Group, Inc. (The), 6.60% due 01/15/12	158,729
235,000	JPMorgan Chase & Co., 5.375% due 10/01/12	244,251
500,000	Marshall & Ilsley Corp., 5.626% due 08/17/09	500,534
150,000	Merrill Lynch & Co., Inc., 5.77% due 07/25/11	152,056
400,000	Morgan Stanley, 5.05% due 01/12/11	401,541
215,000	Suntrust Banks, Inc., 5.25% due 11/05/12	212,040
166,000	Union Planters Corp., 4.375% due 12/01/10	169,121
200,000	Wachovia Corp., 5.25% due 08/01/14	197,810
300,000	Wells Fargo & Co., 5.25% due 10/23/12	311,436
		2,624,817
HEALTH CARE — 1.75%
445,000	Abbott Laboratories, 5.60% due 05/15/11	472,784
INDUSTRIALS — 0.16%
50,000	American Railcar Industries Inc., 7.50% due 03/01/14	44,250
RETAIL — 1.89%
200,000	Home Depot, Inc., 3.75% due 09/15/09	198,072
300,000	Lowe's Companies, Inc., 5.60% due 09/15/12	314,573
		512,645

See Accompanying Notes to Financial Statements.

AFBA 5STAR

TOTAL RETURN BOND FUND
  (continued)

SCHEDULE OF INVESTMENTS

March 31, 2008

SHARES OR FACE AMOUNT	COMPANY	MARKET VALUE
CORPORATE BONDS (continued)
TELECOMMUNICATION SERVICES — 3.27%
$280,000	Rodgers Wireless, Inc., 7.50% due 03/15/15	$294,568
360,000	SBC Communications, 5.875% due 08/15/12	376,891
212,000	Vodafone Group PLC, 5.50% due 06/15/11	215,752
		887,211
TOTAL CORPORATE BONDS		8,136,922
(COST $8,146,373)
U.S. TREASURY OBLIGATIONS — 21.60%
910,000	U.S. Treasury Note, 4.00% due 02/15/14	981,591
830,000	U.S. Treasury Note, 4.50% due 05/15/10	880,968
2,150,000	U.S. Treasury Note, 4.75% due 08/15/17	2,379,446
525,000	U.S. Treasury Note, 4.875% due 06/30/12	578,690
925,000	U.S. Treasury Note, 5.00% due 05/15/37	1,035,061
TOTAL U.S. TREASURY OBLIGATIONS		5,855,756
(COST $5,492,627)
CONVERTIBLE CORPORATE BOND — 2.12%
CONSUMER DISCRETIONARY — 2.12%
550,000	Lions Gate Entertainment Corp., 2.9375% due 10/15/24	575,436
TOTAL CONVERTIBLE CORPORATE BOND		575,436
(COST $550,026)
CONVERTIBLE PREFERRED STOCK — 1.39%
FINANCIALS — 1.39%
13,350	Boston Private Financial Corp., 4.875%, 10/1/34	375,469
TOTAL CONVERTIBLE PREFERRED STOCK		375,469
(COST $638,782)
COMMON STOCK — 0.92%
FINANCIAL SERVICES — 0.92%
10,400	Federal National Mortgage Association	250,120
TOTAL COMMON STOCKS		250,120
(COST $260,000)
TOTAL INVESTMENTS — 99.10%		26,870,674
(COST $26,289,926)#
Other assets in excess of liabilities — 0.90%		245,093
TOTAL NET ASSETS — 100.00%		$27,115,767

PLC — Public Liability Company

  (a)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

  #  Federal Income Tax Information: Net unrealized appreciation of investments is comprised of gross appreciation of $1,006,670 and gross depreciation of $426,233 of federal income tax purpose. At March 31, 2008, the aggregate cost of securities for federal income tax pupose was $26,290,237.

See Accompanying Notes to Financial Statements.

AFBA 5STAR

USA GLOBAL FUND

SCHEDULE OF INVESTMENTS

March 31, 2008

SHARES	COMPANY	MARKET VALUE
COMMON STOCKS — 97.37%
CAPITAL GOODS — 15.13%
12,700	Caterpillar, Inc.	$994,283
3,500	Deere & Co.	281,540
14,500	Emerson Electric Co.	746,170
4,900	Fluor Corp.	691,684
3,100	General Dynamics Corp.	258,447
7,500	Jacobs Engineering Group, Inc.*	551,925
13,100	Philip Morris International, Inc.*	662,598
		4,186,647
CONSUMER DURABLES & APPAREL — 3.44%
14,000	NIKE, Inc. Class B	952,000
CONSUMER SERVICES — 6.24%
25,300	Avon Products, Inc.	1,000,362
19,500	YUM! Brands	725,595
		1,725,957
DIVERSIFIED FINANCIALS — 4.59%
5,400	Northern Trust Corp.	358,938
6,000	State Street Corp.	474,000
13,500	US Bancorp	436,860
		1,269,798
ENERGY — 12.68%
7,600	Apache Corp.	918,232
3,900	Consol Energy, Inc.	269,841
1,900	Exelon Corp.	154,413
8,300	Exxon Mobil Corp.	702,014
2,000	Ultra Petroleum Corp.*	155,000
15,500	Weatherford International Ltd.*	1,123,285
3,000	XTO Energy, Inc.	185,580
		3,508,365
FOOD, BEVERAGES & TOBACCO — 5.82%
13,100	Altria Group, Inc.	290,820
21,700	The Coca-Cola Co.	1,320,879
		1,611,699
HEALTH CARE EQUIPMENT & SERVICES — 1.97%
3,600	Medco Health Solutions, Inc.*	157,644
6,800	Thermo Fisher Scientific, Inc.*	386,512
		544,156
HOUSEHOLD & PERSONAL PRODUCTS — 2.81%
10,000	Colgate-Palmolive Co.	779,100
MATERIALS — 14.09%
3,800	Freeport-McMoRan Copper & Gold, Inc.	365,636
9,900	Monsanto Co.	1,103,850
18,000	Newmont Mining Corp.	815,400
1,900	Nucor Corp.	128,706
12,000	The Mosaic Corp.*	1,231,200
2,000	United States Steel Corp.	253,740
		3,898,532
MEDICAL EQUIPMENT & SUPPLIES — 2.42%
7,800	Becton Dickinson & Co.	669,630

See Accompanying Notes to Financial Statements.

AFBA 5STAR

USA GLOBAL FUND (continued)

SCHEDULE OF INVESTMENTS

March 31, 2008

SHARES	COMPANY	MARKET VALUE
COMMON STOCKS (continued)
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 8.18%
12,000	Genzyme Corp.*	$894,480
26,600	Gilead Sciences, Inc.*	1,370,698
		2,265,178
RETAILING — 4.55%
11,100	Amazon.com, Inc.*	791,430
7,000	TJX Cos, Inc.	231,490
4,500	Wal-Mart Stores, Inc.	237,060
		1,259,980
SOFTWARE & SERVICES — 1.58%
600	Google, Inc. Class A*	264,282
3,000	salesforce.com*	173,610
		437,892
TECHNOLOGY HARDWARE & EQUIPMENT — 10.20%
1,500	Apple, Inc.*	215,250
25,000	Cisco Systems, Inc.*	602,250
22,000	Hewlett-Packard Co.	1,004,520
8,700	International Business Machines Corp.	1,001,718
		2,823,738
TELECOMMUNICATION SERVICES — 2.77%
18,700	Qualcomm, Inc.	766,700
TRANSPORTATION SERVICES — 0.90%
2,000	CSX Corp.	112,140
1,100	Union Pacific Corp.	137,918
		250,058
TOTAL COMMON STOCKS		26,949,430
(COST $25,776,807)
MONEY MARKET ACCOUNT — 5.33%
1,475,375	PNC Bank Money Market (a)	1,475,375
TOTAL MONEY MARKET ACCOUNT		1,475,375
(COST $1,475,375)
TOTAL INVESTMENTS — 102.70%		28,424,805
(COST $27,252,182)#
Liabilities in excess of other assets — (2.70%)		(748,374)
TOTAL NET ASSETS — 100.00%		$27,676,431

  (a)  The interest rate on March 31, 2008 was 2.57%

  *  Non-Income Producing

  #  Federal Income Tax Information: Net unrealized appreciation of investments is comprised of gross appreciation of $2,040,628 and gross depreciation of $922,013 of federal income tax purpose. At March 31, 2008, the aggregate cost of securities for federal income tax pupose was $27,306,190.

See Accompanying Notes to Financial Statements.

AFBA 5STAR

SCIENCE & TECHNOLOGY FUND

SCHEDULE OF INVESTMENTS

March 31, 2008

SHARES	COMPANY	MARKET VALUE
COMMON STOCKS — 96.01%
CONSUMER DISCRETIONARY — 3.18%
Media — 3.18%
4,200	Arbitron, Inc.	$181,272
4,900	Dolby Laboratories, Inc. Class A*	177,674
		358,946
HEALTH CARE — 31.96%
Biotechnology — 10.73%
4,300	Amgen, Inc*	179,654
3,700	Charles River Laboratories*	218,078
5,400	Gilead Sciences, Inc*	278,262
6,000	LifeCell Corp.*	252,180
13,700	Qiagen N.V.*	284,960
		1,213,134
Health Care Equipment & Supplies — 6.72%
3,500	CR Bard, Inc.	337,400
14,400	ev3, Inc.*	117,216
6,500	Varian Medical Systems, Inc.*	304,460
		759,076
Health Care Providers & Services — 5.96%
2,000	Covance, Inc.*	165,940
17,400	Dialysis Corp of America*	126,846
12,500	Nighthawk Radiology Holdings, Inc.*	117,000
6,300	Pharmaceutical Product Development, Inc.	263,970
		673,756
Laboratory Analytical Instruments — 1.88%
2,800	Illumina, Inc.*	212,520
Pharmaceuticals — 6.67%
7,500	Schering-Plough Corp.	108,075
3,100	Shire PLC ADR	179,676
4,500	Teva Pharmaceutical Industries, Ltd. ADR	207,855
6,200	Wyeth	258,912
		754,518
		3,613,004
INDUSTRIALS — 1.01%
Construction & Engineering — 1.01%
3,800	Energy Conversion Devices, Inc.*	113,620
INFORMATION TECHNOLOGY — 57.08%
Communications Equipment — 5.66%
5,300	Black Box Corp.	163,505
8,375	Cisco Systems, Inc.*	201,754
11,400	Corning, Inc.	274,056
		639,315

See Accompanying Notes to Financial Statements.

AFBA 5STAR

SCIENCE & TECHNOLOGY FUND

  (continued)

SCHEDULE OF INVESTMENTS

March 31, 2008

SHARES	COMPANY	MARKET VALUE
COMMON STOCKS (continued)
INFORMATION TECHNOLOGY — 57.08% (continued)
Computer Integrated Systems Design — 7.44%
8,900	eBay, Inc.*	$265,576
5,900	Evergreen Solar, Inc.*	54,693
500	First Solar, Inc.*	115,570
150	Google, Inc.* Class A	66,070
900	Sunpower Corp.* Class A	67,059
9,400	Yahoo! Inc.*	271,942
		840,910
Computer Storage Devices — 2.82%
13,100	EMC Corp.*	187,854
5,800	SanDisk Corp.*	130,906
		318,760
Electronic Equipment & Instruments — 3.19%
7,100	Jabil Circuit, Inc.	67,166
9,100	National Instruments Corp.	237,874
1,000	Waters Corp.*	55,700
		360,740
Electronic Lighting & Wiring Equipment — 2.04%
12,900	Daktronics, Inc.	231,039
Internet Software & Services — 1.92%
5,000	Akamai Technologies, Inc.*	140,800
4,200	F5 Networks, Inc.*	76,314
		217,114
Materials — 2.42%
8,500	Cabot Microelectronics Corp.*	273,275
Semiconductor Equipment — 7.58%
16,800	Applied Materials, Inc.	327,768
4,900	Lam Research Corp.*	187,278
5,800	MKS Instruments, Inc.*	124,120
4,200	Novellus Systems, Inc.*	88,410
4,600	Varian Semiconductor Equipment Associates, Inc.*	129,490
		857,066
Semiconductors — 12.10%
9,300	Altera Corp.	171,399
5,200	Atheros Communications*	108,368
5,100	Broadcom Corp. Class A*	98,277
11,700	Cree, Inc.*	327,132
5,300	Formfactor, Inc.*	101,230
8,925	Intel Corp.	189,032
15,000	IXYS Corp.*	102,450
7,450	Maxim Integrated Products	151,905
3,600	Microchip Technology, Inc.	117,828
		1,367,621

See Accompanying Notes to Financial Statements.

SHARES	COMPANY	MARKET VALUE

COMMON STOCKS (continued)
INFORMATION TECHNOLOGY — 57.08% (continued)
Software — 11.91%
15,500	BEA Systems, Inc.*	$296,825
8,200	Cadence Design Systems, Inc.*	87,576
8,400	Citrix Systems, Inc.*	246,372
5,000	Manhattan Associates, Inc.*	114,650
10,900	Microsoft Corp.	309,342
11,100	Oracle Corp.*	217,116
4,500	Symantec Corp.*	74,790
		1,346,671
		6,452,511
MATERIALS — 2.78%
Chemicals — 2.78%
4,300	Sigma-Aldrich Corp.	256,495
2,200	Zoltek Companies, Inc.*	58,344
		314,839
TOTAL COMMON STOCKS		10,852,920
(COST $10,665,273)
MONEY MARKET ACCOUNT — 5.17%
584,281	PNC Bank Money Market (a)	584,281
TOTAL MONEY MARKET ACCOUNT		584,281
(COST $584,281)
TOTAL INVESTMENTS — 101.18%		11,437,201
(COST $11,249,554)#
Liabilities in excess of other assets — (1.18%)		(133,745)
TOTAL NET ASSETS — 100.00%		$11,303,456

ADR — American Depository Receipt

PLC — Public Liability Company

  (a)  The interest rate on March 31, 2008 was 2.57%

  *  Non-income producing security.

  #  Federal Income Tax Information: Net unrealized appreciation of investments is comprised of gross appreciation of $1,622,463 and gross depreciation of $1,537,935 of federal income tax purpose. At March 31, 2008, the aggregate cost of securities for federal income tax pupose was $11,352,673.

See Accompanying Notes to Financial Statements.

AFBA 5STAR

SMALL CAP FUND

SCHEDULE OF INVESTMENTS

March 31, 2008

SHARES	COMPANY	MARKET VALUE
COMMON STOCKS — 97.17%
AUTO & TRANSPORTATION — 0.44%
Airlines — 0.44%
34,900	JetBlue Airways Corp.*	$202,420
BASIC MATERIALS — 2.73%
Chemicals — 0.70%
21,700	Calgon Carbon Corp.*	326,585
Industrial Conglomerates — 0.59%
15,200	Tredegar Corp.	276,792
Miscellanous Basic Materials — 0.58%
24,200	Buckeye Technologies, Inc.*	270,072
Specialty Chemicals — 0.86%
2,300	Albemarle Corp.	83,996
1,650	NewMarket Corp.	124,492
3,500	OM Group, Inc.*	190,890
		399,378
		1,272,827
CAPITAL GOODS — 2.81%
Automotive Retail — 0.62%
15,000	Carmax, Inc.*	291,300
Construction Materials — 0.70%
1,400	Martin Marietta Materials, Inc.	148,638
3,000	Texas Industries, Inc.	180,330
		328,968
Hypermarkets & Supercenters — 0.49%
8,200	Pricesmart, Inc.	227,222
Leisure Facilities — 0.76%
15,200	Cedar Fair LP	353,400
Restaurants — 0.24%
4,000	Burger King Holdings, Inc.	110,640
		1,311,530
COMMERCIAL/INDUSTRIAL SERVICES — 1.47%
Consulting Services — 0.64%
11,300	Forrester Research, Inc.*	300,354
Engineering/Construction — 0.32%
5,400	Team, Inc.*	147,420
Office Furniture — 0.34%
13,700	Knoll, Inc.	158,098
Printing/Forms/Financial Publications — 0.17%
9,800	TheStreet.com, Inc.	79,184
		685,056
CONSUMER DISCRETIONARY — 8.61%
Automobiles — 0.41%
20,100	Monaco Coach Corp.	190,548

See Accompanying Notes to Financial Statements.

SHARES	COMPANY	MARKET VALUE
COMMON STOCKS (continued)
CONSUMER DISCRETIONARY — 8.61% (continued)
Commercial Services & Supplies — 1.06%
15,340	CRA International, Inc.*	$493,028
Hotels, Restaurants & Leisure — 1.36%
19,300	Steiner Leisure, Ltd.*	636,900
Household Durables — 0.90%
12,700	Ethan Allen Interiors, Inc.	361,061
17,200	WCI Communities, Inc.*	57,620
		418,681
Leisure Equipment & Products — 0.41%
35,600	Shuffle Master, Inc.*	190,460
Media — 1.77%
14,900	Arbitron, Inc.	643,084
4,982	Dolby Laboratories, Inc. Class A*	180,647
		823,731
Services - Child Day Care Services — 0.22%
2,400	Bright Horizons Family Solutions, Inc.*	103,296
Specialty Retail — 2.48%
12,400	Barnes & Noble, Inc.	380,060
21,996	InVentive Health, Inc.*	633,705
17,307	Sturm, Ruger & Co., Inc.*	142,610
		1,156,375
		4,013,019
CONSUMER DURABLES — 0.66%
Recreational Products/Toys — 0.66%
10,600	Shanda Interactive Entertainment, Ltd., ADR*	308,460
CONSUMER SERVICES — 0.58%
Media — 0.58%
14,500	World Wrestling Entertainment, Inc.	269,845
CONSUMER STAPLES — 3.30%
Household Products — 1.15%
5,900	Energizer Holdings, Inc.*	533,832
Packaged Foods & Meats — 0.42%
10,000	Lance, Inc.	196,000
Personal Care — 0.70%
11,800	Alberto-Culver Co.	323,438
Specialized Consumer Services — 0.33%
15,300	Service Corp International	155,142
Tobacco — 0.70%
6,000	UST, Inc.	327,120
		1,535,532

See Accompanying Notes to Financial Statements.

AFBA 5STAR

SMALL CAP FUND (continued)

SCHEDULE OF INVESTMENTS

March 31, 2008

SHARES	COMPANY	MARKET VALUE
COMMON STOCKS (continued)
ELECTRONIC TECHNOLOGY — 15.63%
Aerospace/Defense/Precision — 2.38%
8,522	Astronics Corp.*	$164,645
5,000	Axsys Technologies, Inc.*	249,400
5,600	Ladish Co., Inc.*	201,600
8,600	Stanley, Inc.*	253,356
6,500	TransDigm Group, Inc.*	240,825
		1,109,826
Electronic Components — 3.64%
13,400	Comtech Group, Inc.*	144,586
20,900	Methode Electronics, Inc.	244,321
34,600	Omnivision Technologies, Inc.*	581,972
25,900	Plexus Corp.*	726,495
		1,697,374
Internet Services — 1.26%
20,900	Interwoven, Inc.*	223,212
26,000	S1 Corp.*	184,860
18,000	Website Pros, Inc.*	176,940
		585,012
Miscellaneous Electronic Technology — 2.19%
23,900	BluePhoenix Solutions, Ltd.*	199,565
38,700	Digital Ally, Inc.*	267,417
20,900	Neustar, Inc. Class A*	553,432
		1,020,414
Networking — 2.97%
16,100	Blue Coat Systems, Inc.*	354,844
20,000	FalconStor Software, Inc.*	152,200
91,500	Network Equipment Technologies, Inc.*	601,155
12,900	Silicom, Ltd.*	178,923
13,400	Soapstone Networks, Inc.	95,944
		1,383,066
Semiconductors — 1.08%
51,600	Microtune, Inc.*	188,856
11,600	Pericom Semiconductor Corp.*	170,288
20,000	Skyworks Solutions, Inc.*	145,600
		504,744
Telecommunications Equipment —- 2.11%
15,800	EMS Technologies, Inc.*	428,812
73,000	Harmonic, Inc.*	554,800
		983,612
		7,284,048
ENERGY — 4.54%
Energy-Oil Field Services — 1.41%
34,500	ICO, Inc.*	239,430
11,200	Mitcham Industries, Inc.*	198,912
26,100	T.G.C. Industries, Inc.*	220,284
		658,626
Oil & Gas Drilling — 1.90%
4,300	Atwood Oceanics, Inc.*	394,396
15,000	Petroquest Energy, Inc.*	260,100
4,400	Stone Energy Corp.*	230,164
		884,660

See Accompanying Notes to Financial Statements.

SHARES	COMPANY	MARKET VALUE
COMMON STOCKS (continued)
ENERGY — 4.54% (continued)
Oil & Gas Storage — 1.23%
6,800	Buckeye Partners LP	$313,480
9,257	Inergy LP	258,363
		571,843
		2,115,129
FINANCIALS — 9.88%
Asset Management & Custody Banking — 0.10%
4,960	MCG Capital Corp.	45,087
Capital Markets — 1.60%
23,200	Waddell & Reed Financial, Inc. Class A	745,416
Commercial Banks — 1.08%
50,000	BankAtlantic Bancorp, Inc. Class A	195,500
29,094	Boston Private Financial Holdings, Inc.	308,105
		503,605
Diversified Financial Services — 1.35%
25,500	Jack Henry & Associates, Inc.	629,085
Industrial REITs — 0.81%
12,300	First Industrial Realty Trust, Inc.	379,947
Property & Casualty Insurance — 2.82%
1,020	Alleghany Corp.*	348,330
3,500	Investors Title Co.	171,500
845	Markel Corp.*	371,775
880	White Mountain Insurance Group, Inc.	422,400
		1,314,005
Reinsurance — 0.81%
23,500	Montpelier Re Holdings, Ltd.	377,175
Residential REITs — 1.13%
21,400	UDR, Inc.	524,728
Specialized Finance — 0.18%
2,000	Portfolio Recovery Associates, Inc.	85,780
		4,604,828
HEALTH CARE — 18.69%
Biotechnology — 0.89%
15,000	Bruker Corp.*	230,850
6,000	Martek Biosciences Corp.*	183,420
		414,270
Health Care Distributors — 0.58%
6,800	Owens & Minor, Inc.	267,512
Health Care Equipment & Supplies — 4.98%
17,900	Affymetrix, Inc.*	311,639
6,400	Analogic Corp.	425,856
25,535	Bio-Reference Labs, Inc.*	674,890
18,730	ICU Medical, Inc.*	538,862
9,950	PSS World Medical, Inc.*	165,767
4,800	Resmed, Inc.*	202,464
		2,319,478

See Accompanying Notes to Financial Statements.

AFBA 5STAR

SMALL CAP FUND (continued)

SCHEDULE OF INVESTMENTS

March 31, 2008

SHARES	COMPANY	MARKET VALUE
COMMON STOCKS (continued)
HEALTH CARE — 18.69% (continued)
Health Care Providers & Services — 3.59%
18,000	AMERIGROUP Corp.*	$491,940
26,534	AmSurg Corp.*	628,325
32,442	Centene Corp.*	452,242
5,200	Eclipsys Corp.*	101,972
		1,674,479
Health Industry Services — 1.38%
13,000	eResearchTechnology, Inc.*	161,460
11,000	HMS Holdings, Inc.*	314,050
6,400	PAREXEL International Corp.*	167,040
		642,550
Health Care Technology — 0.68%
15,000	IMS Health, Inc.	315,150
Home Health Care Services — 1.00%
21,500	Gentiva Health Services, Inc.*	467,840
Laboratory Analytical Instruments — 1.27%
7,800	Illumina, Inc.*	592,020
Medical/Dental Distributors — 0.58%
7,200	Chindex International, Inc.*	271,728
Medical Equipment & Supplies — 2.67%
6,400	Exactech, Inc.*	161,216
6,200	Kensey Nash Corp.*	179,490
7,700	Meridian Bioscience, Inc.	257,411
6,800	Neogen Corp.*	170,680
24,400	Synovis Life Technologies, Inc.*	382,592
28,500	Thermage, Inc.*	94,050
		1,245,439
Pharmaceuticals — 1.07%
7,700	Icon PLC, ADR*	499,653
		8,710,119
INDUSTRIALS — 3.37%
Engineering & Construction — 0.31%
4,900	Energy Conversion Devices, Inc.*	146,510
Miscellaneous — 0.72%
5,000	The Brink's Co.	335,900
Transportation Infrastructure — 2.34%
18,500	Forward Air Corp.	655,640
21,700	UTi Worldwide, Inc.	435,736
		1,091,376
		1,573,786
INFORMATION TECHNOLOGY — 14.67%
Aerospace & Defense — 0.62%
51,173	Mercury Computer Systems, Inc.*	287,592

See Accompanying Notes to Financial Statements.

SHARES	COMPANY	MARKET VALUE
COMMON STOCKS (continued)
INFORMATION TECHNOLOGY — 14.67% (continued)
Communications Equipment — 1.18%
17,800	Black Box Corp.	$549,130
Computer Integrated Systems Design — 0.30%
15,200	Evergreen Solar, Inc.*	140,904
Electronic Equipment & Instruments — 1.49%
19,800	Benchmark Electronics, Inc.*	355,410
12,900	National Instruments Corp.	337,206
		692,616
Electronic Lighting & Wiring Equipment — 1.57%
40,900	Daktronics, Inc.	732,519
IT Services — 2.35%
16,900	CACI International, Inc. Class A*	769,795
37,800	Gevity HR, Inc.	327,348
		1,097,143
Materials — 1.35%
19,608	Cabot Microelectronics Corp.*	630,397
Semiconductor Equipment — 2.03%
31,600	Photronics, Inc.*	301,780
22,800	Varian Semiconductor Equipment Associates, Inc.*	641,820
		943,600
Semiconductors — 3.78%
36,402	Cree, Inc.*	1,017,800
21,100	DSP Group, Inc.*	268,814
69,845	IXYS Corp.*	477,041
		1,763,655
		6,837,556
MATERIALS — 1.00%
Mining & Quarrying of Nonmetallic Minerals — 1.00%
9,200	Cameco Corp.*	303,048
43,300	USEC, Inc.*	160,210
		463,258
OTHER — 1.12%
Human Resources & Employment — 0.28%
4,700	Corrections Corp. of America*	129,344
Real Estate Management & Development — 0.84%
10,500	Tejon Ranch Co.*	391,860
		521,204
PRODUCER MANUFACTURING — 2.95%
Construction/Agriculture Equipment — 0.48%
19,500	Portec Rail Products, Inc.	223,470
Building/Electrical Products — 0.82%
9,000	EnerSys*	215,280
14,000	Solarfun Power Holdings Co., Ltd., ADR*	168,840
		384,120

See Accompanying Notes to Financial Statements.

AFBA 5STAR

SMALL CAP FUND (continued)

SCHEDULE OF INVESTMENTS

March 31, 2008

SHARES	COMPANY	MARKET VALUE
COMMON STOCKS (continued)
PRODUCER MANUFACTURING — 2.95% (continued)
Industrial Machinery/Components — 0.91%
14,000	Flow International Corp.*	$130,060
10,000	Sun Hydraulics Corp.	292,700
		422,760
Metal Fabrication — 0.74%
7,600	Olympic Steel, Inc.	342,760
		1,373,110
RETAIL TRADE — 2.05%
Specialty Chains — 2.05%
55,800	PC Connection, Inc.*	441,936
30,806	PC Mall, Inc.*	327,468
22,400	Zones, Inc.*	183,904
		953,308
SERVICES — 0.16%
Human Resources & Employment — 0.16%
4,400	Korn/Ferry International*	74,360
TRANSPORTATION — 1.74%
Marine — 1.74%
10,300	Alexander & Baldwin, Inc.	443,724
7,000	Diana Shipping, Inc.	184,240
19,900	Navios Maritime Holdings, Inc.	184,672
		812,636
UTILITIES — 0.77%
Telecommunications Services — 0.77%
21,500	Syniverse Holdings, Inc.*	358,190
TOTAL COMMON STOCKS		45,280,221
(COST $52,608,812)
MONEY MARKET ACCOUNT — 3.28%
1,529,144	PNC Bank Money Market (a)	1,529,144
TOTAL MONEY MARKET ACCOUNT		1,529,144
(COST $1,529,144)
RIGHTS — 0.00%
Asset Management & Custody Banking — 0.00%
709	MCG Capital Corp.* (expiration 4/18/08)	758
TOTAL RIGHTS		758
(COST $0)
TOTAL INVESTMENTS — 100.45%		46,810,123
(COST $54,137,956)#
Liabilities in excess of other assets — (0.45%)		(209,696)
TOTAL NET ASSETS — 100.00%		$46,600,427

ADR — American Depository Receipt

LP — Limited Partnership

PLC — Public Liability Company

  (a)  The interest rate on March 31, 2008 was 2.57%

  *  Non-income producing security.

  #  Federal Income Tax Information: Net unrealized depreciation of investments is comprised of gross appreciation of $1,834,733 and gross depreciation of $9,553,785 of federal income tax purpose. At March 31, 2008, the aggregate cost of securities for federal income tax pupose was $54,529,175.

See Accompanying Notes to Financial Statements.

AFBA 5STAR

MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS

March 31, 2008

SHARES	COMPANY	MARKET VALUE
COMMON STOCKS — 95.45%
CAPITAL GOODS — 16.13%
2,850	Alliant Techsystems, Inc.*	$295,061
11,500	Barnes Group, Inc.	263,925
2,050	CF Industries Holdings, Inc.	212,421
7,800	Curtiss-Wright Corp.	323,544
7,000	DRS Technologies, Inc.	407,960
6,350	HNI Corp.	170,751
8,700	Kennametal, Inc.	256,041
26,450	Mueller Water Products, Inc. Class B	208,426
7,550	Regal-Beloit Corp.	276,556
9,100	Tenneco, Inc.*	254,254
4,600	URS Corp.*	150,374
		2,819,313
CONSUMER DISCRETIONARY — 1.68%
14,300	Kelly Services, Inc. Class A	294,008
		294,008
CONSUMER DURABLES & APPAREL — 3.74%
12,550	Hanesbrands, Inc.*	366,460
10,450	Regis Corp.	287,270
		653,730
CONSUMER STAPLES — 12.35%
31,350	Del Monte Foods Co.	298,766
6,350	Hormel Foods Co.	264,541
9,950	Pilgrim's Pride Co.	201,288
4,250	Ralcorp Holdings, Inc.*	247,138
7,750	Ruddick Corp.	285,665
8,150	Sanderson Farms, Inc.	309,781
13,387	Vector Group, Ltd.	235,477
9,150	Weis Markets, Inc.	315,400
		2,158,056
ENERGY — 17.47%
7,850	Allete, Inc.	303,167
2,300	Atwood Oceanics, Inc.*	210,956
4,000	Cimarex Energy Co.	218,960
8,300	Hercules Offshore, Inc.*	208,496
7,400	Idacorp, Inc.	237,614
7,550	Integrys Energy Group, Inc.	352,132
17,800	Key Energy Services, Inc.*	238,876
13,600	PetroHawk Energy Corp.*	274,312
5,900	St. Mary Land & Exploration Co.	227,150
5,700	Superior Energy Services, Inc.*	225,834
8,900	Walter Industries, Inc.	557,407
		3,054,904
FINANCIALS — 4.30%
11,200	Boston Private Financial Holdings, Inc.	118,608
7,900	CIT Group, Inc.	93,615
7,750	MB Financial, Inc.	238,545
8,700	Sterling Financial Corp.	135,807
21,300	UCBH Holdings, Inc.	165,288
		751,863

See Accompanying Notes to Financial Statements.

AFBA 5STAR

MID CAP VALUE FUND (continued)

SCHEDULE OF INVESTMENTS

March 31, 2008

SHARES	COMPANY	MARKET VALUE
COMMON STOCKS (continued)
HEALTH CARE — 9.65%
10,050	Amedisys, Inc.*	$395,367
8,750	AmSurg Corp.*	207,200
2,850	Beckman Coulter, Inc.	183,968
11,650	Healthspring, Inc.*	164,032
6,300	Hillenbrand Industries, Inc.*	301,140
6,050	Lifepoint Hospitals, Inc.*	166,194
9,550	Lincare Holdings, Inc.*	268,450
		1,686,351
INFORMATION TECHNOLOGY — 10.59%
4,600	Anixter International, Inc.*	294,584
21,900	Arris Group, Inc.*	127,458
7,050	Arrow Electronics, Inc.*	237,233
6,600	CommScope, Inc.*	229,878
4,900	General Cable Corp.*	289,443
14,600	Jack Henry & Associates, Inc.	360,182
26,200	Windstream Corp.	313,090
		1,851,868
INSURANCE — 14.73%
3,200	Arch Capital Group, Ltd.*	219,744
7,935	Argo Group International Holdings, Ltd.	281,851
9,600	Endurance Specialty Holdings	351,360
4,950	Hanover Insurance Group, Inc.	203,643
9,900	HCC Insurance Holdings, Inc.	224,631
6,600	Hilb Rogal & Hobbs Co.	207,702
7,300	Hubbell, Inc. Class B	318,937
8,150	IPC Holdings, Ltd.	228,200
6,350	Platinum Underwriters Holdings, Ltd.	206,121
8,200	Protective Life Corp.	332,592
		2,574,781
MATERIALS — 3.83%
15,100	Hercules, Inc.	276,179
26,300	IAMGOLD Corp.	192,779
4,450	RTI International Metals, Inc.*	201,185
		670,143
RETAIL — 0.98%
7,350	The Men's Wearhouse, Inc.	171,035
		171,035
TOTAL COMMON STOCKS		16,686,052
(COST $20,279,679)

See Accompanying Notes to Financial Statements.

SHARES	COMPANY	MARKET VALUE
MONEY MARKET ACCOUNT — 10.13%
1,771,228	PNC Bank Money Market (a)	$1,771,228
TOTAL MONEY MARKET ACCOUNT		1,771,228
(COST $1,771,228)
TOTAL INVESTMENTS — 105.58%		18,457,280
(COST $22,050,907)#
Liabilities in excess of other assets — (5.58%)		(976,066)
TOTAL NET ASSETS — 100.00%		$17,481,214

  (a)  The interest rate on March 31, 2008 was 2.57%

  *  Non-Income producing

  #  Federal Income Tax Information: Net unrealized depreciation of investments is comprised of gross appreciation of $602,047 and gross depreciation of $4,305,960 of federal income tax purpose. At March 31, 2008, the aggregate cost of securities for federal income tax pupose was $22,161,193.

See Accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS
AND LIABILITIES

March 31, 2008

	BALANCED FUND	LARGE CAP FUND	TOTAL RETURN BOND FUND
ASSETS:
Investments at value	$80,447,525	$24,253,425	$26,870,674
Receivables:
Investment securities sold	—	784,353	—
Dividends	213,872	36,279	8,135
Interest	254,653	1,216	310,013
Capital shares sold	311,991	1,462	1,066
From advisor	—	—	2,178
Prepaid expenses and other assets	17,178	14,975	17,030
Total assets	81,245,219	25,091,710	27,209,096
LIABILITIES:
Payables:
Cash overdraft	—	—	22,877
Investment securities purchased	—	489,105	—
Capital shares redeemed	118,861	43,528	31,382
Dividend distributions	227	—	—
Administrative fees	20,076	5,895	6,607
Professional fees	18,500	16,500	18,500
Custody fees	3,200	3,140	2,400
To advisor	11,376	87	—
Other accrued expenses and liabilities	43,676	9,665	11,563
Total liabilities	215,916	567,920	93,329
NET ASSETS	$81,029,303	$24,523,790	$27,115,767
NET ASSETS CONSIST OF:
Capital (capital stock and paid-in capital)	$79,238,921	$24,466,785	$26,643,146
Accumulated undistributed net investment income	83,125	—	22,309
Accumulated undistributed net realized gain (loss) from investment transactions	1,161,055	(1,127,510)	(130,436)
Net unrealized appreciation from investment transactions	546,202	1,184,515	580,748
NET ASSETS APPLICABLE TO OUTSTANDING SHARES	$81,029,303	$24,523,790	$27,115,767
Investments at cost	$79,901,323	$23,068,910	$26,289,926

See Accompanying Notes to Financial Statements.

	BALANCED FUND	LARGE CAP FUND	TOTAL RETURN BOND FUND
Class I Shares
Net Assets	$41,205,899	$22,702,893	$21,952,756
Shares of Capital Stock Outstanding	3,507,805	1,715,973	2,576,327
Net Asset Value Per Share	$11.75	$13.23	$8.52
Class A Shares
Net Assets	$21,699,822	$1,233,567	$2,030,482
Shares of Capital Stock Outstanding	1,768,679	94,637	221,569
Net Asset Value Per Share	$12.27	$13.03	$9.16
Class B Shares
Net Assets	$1,672,901	$76,630	$1,657,407
Shares of Capital Stock Outstanding	138,721	6,244	183,448
Net Asset Value Per Share	$12.06	$12.27	$9.03
Class C Shares
Net Assets	$16,436,700	$495,350	$1,463,155
Shares of Capital Stock Outstanding	1,362,446	40,345	164,654
Net Asset Value Per Share	$12.06	$12.28	$8.89
Class R Shares
Net Assets	$13,981	$15,350	$11,967
Shares of Capital Stock Outstanding	1,211	1,216	1,432
Net Asset Value Per Share	$11.55	$12.62	$8.36

See Accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS
AND LIABILITIES (continued)

March 31, 2008

	USA GLOBAL FUND	SCIENCE & TECHNOLOGY FUND
ASSETS:
Investments at value	$28,424,805	$11,437,201
Receivables:
Investment securities sold	919,225	—
Dividends	37,321	1,340
Interest	1,792	892
Capital shares sold	5,776	2,672
From advisor	—	1,513
Prepaid expenses and other assets	14,585	17,469
Total assets	29,403,504	11,461,087
LIABILITIES:
Payables:
Investment securities purchased	1,653,600	—
Capital shares redeemed	34,062	127,661
Administrative fees	6,733	2,753
Professional fees	16,500	16,500
Custody fees	2,800	2,500
To advisor	913	—
Other accrued expenses	12,465	8,217
Total liabilities	1,727,073	157,631
NET ASSETS	$27,676,431	$11,303,456
NET ASSETS CONSIST OF:
Capital (capital stock and paid-in capital)	$28,124,287	$11,346,770
Accumulated undistributed net investment income	—	—
Accumulated net realized loss from investment transactions	(1,620,479)	(230,961)
Net unrealized appreciation from investment transactions	1,172,623	187,647
NET ASSETS APPLICABLE TO OUTSTANDING SHARES	$27,676,431	$11,303,456
Investments at cost	$27,252,182	$11,249,554

See Accompanying Notes to Financial Statements.

	USA GLOBAL FUND	SCIENCE & TECHNOLOGY FUND
Class I Shares
Net Assets	$23,771,459	$7,965,966
Shares of Capital Stock Outstanding	1,666,001	666,192
Net Asset Value Per Share	$14.27	$11.96
Class A Shares
Net Assets	$2,665,141	$1,617,456
Shares of Capital Stock Outstanding	190,039	137,640
Net Asset Value Per Share	$14.02	$11.75
Class B Shares
Net Assets	$267,263	$108,267
Shares of Capital Stock Outstanding	20,225	9,749
Net Asset Value Per Share	$13.21	$11.11
Class C Shares
Net Assets	$960,277	$1,598,564
Shares of Capital Stock Outstanding	72,679	143,933
Net Asset Value Per Share	$13.21	$11.11
Class R Shares
Net Assets	$12,291	$13,203
Shares of Capital Stock Outstanding	899	1,140
Net Asset Value Per Share	$13.67	$11.58

See Accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS
AND LIABILITIES (continued)

March 31, 2008

	SMALL CAP FUND	MID CAP VALUE FUND
ASSETS:
Investments at value	$46,810,123	$18,457,280
Receivables:
Investment securities sold	752,352	—
Dividends	18,966	18,405
Interest	3,024	2,727
Capital shares sold	65,370	272
From advisor	4,785	—
Prepaid expenses and other assets	17,746	13,393
Total assets	47,672,366	18,492,077
LIABILITIES:
Payables:
Investment securities purchased	629,103	935,127
Capital shares redeemed	293,815	37,742
Bank overdraft	60,731	—
Administrative fees	12,744	4,237
Professional fees	16,500	16,531
Custody fees	6,307	2,400
To advisor	—	2,346
Other accrued expenses	52,739	12,480
Total liabilities	1,071,939	1,010,863
NET ASSETS	$46,600,427	$17,481,214
NET ASSETS CONSIST OF:
Capital (capital stock and paid-in capital)	$60,562,460	$21,942,677
Accumulated undistributed net investment income	—	—
Accumulated net realized loss from investment transactions	(6,634,200)	(867,836)
Net unrealized depreciation from investment transactions	(7,327,833)	(3,593,627)
NET ASSETS APPLICABLE TO OUTSTANDING SHARES	$46,600,427	$17,481,214
Investments at cost	$54,137,956	$22,050,907

See Accompanying Notes to Financial Statements.

	SMALL CAP FUND	MID CAP VALUE FUND
Class I Shares
Net Assets	$10,130,208	$12,153,343
Shares of Capital Stock Outstanding	951,479	1,258,635
Net Asset Value Per Share	$10.65	$9.66
Class A Shares
Net Assets	$27,585,114	$2,827,733
Shares of Capital Stock Outstanding	2,653,771	299,116
Net Asset Value Per Share	$10.39	$9.45
Class B Shares
Net Assets	$1,836,922	$209,246
Shares of Capital Stock Outstanding	189,628	23,720
Net Asset Value Per Share	$9.69	$8.82
Class C Shares
Net Assets	$7,021,167	$2,278,488
Shares of Capital Stock Outstanding	724,116	258,136
Net Asset Value Per Share	$9.70	$8.83
Class R Shares
Net Assets	$27,016	$12,404
Shares of Capital Stock Outstanding	2,641	1,336
Net Asset Value Per Share	$10.23	$9.28

See Accompanying Notes to Financial Statements.

STATEMENTS
OF OPERATIONS

Year Ended March 31, 2008

	BALANCED FUND	LARGE CAP FUND	TOTAL RETURN BOND FUND	USA GLOBAL FUND
INVESTMENT INCOME:
Dividends	$1,916,795	$215,062	$39,094	$225,403
Interest	1,608,000	43,846	1,179,123	46,303
Foreign taxes withheld	(279)	(5,478)	—	—
	3,524,516	253,430	1,218,217	271,706
EXPENSES:
Advisor fees	696,495	215,548	174,006	234,682
Administration fees	187,576	57,902	47,515	63,202
12b-1 fees	134,469	4,352	26,339	8,801
Shareholder service fees	99,627	3,807	15,968	7,957
Transfer Agent fees	108,592	36,790	34,173	55,667
Registration fees	53,516	50,931	53,530	51,638
Legal fees	35,018	35,339	35,490	35,297
Audit fees	17,129	15,129	17,129	15,129
Custodian fees	22,383	17,553	14,001	16,343
Printing fees	31,696	9,527	7,592	10,766
Director fees	10,857	10,857	10,857	10,857
Insurance fees	5,037	5,078	5,034	5,034
Advisor fee recoupment	—	—	—	—
Miscellaneous fees	57,187	23,330	23,923	24,881
Total expenses before reimbursement and waivers	1,459,582	486,143	465,557	540,254
Less: expense reimbursement and waivers	(285,218)	(133,106)	(188,342)	(148,205)
Net expenses	1,174,364	353,037	277,215	392,049
Net investment income (loss)	2,350,152	(99,607)	941,002	(120,343)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain from investment transactions	15,074,776	5,130,828	712,472	7,432,015
In-Kind Redemptions (Note 8)	—	—	—	—
Net change in unrealized appreciation (depreciation) on investments	(13,179,382)	(4,157,585)	(680,840)	(6,596,036)
	1,895,394	973,243	31,632	835,979
Net increase (decrease) in net assets resulting from operations	$4,245,546	$873,636	$972,634	$715,636

See Accompanying Notes to Financial Statements.

	SCIENCE & TECHNOLOGY FUND	SMALL CAP FUND	MID CAP VALUE FUND
INVESTMENT INCOME:
Dividends	$65,432	$651,801	$269,597
Interest	18,105	267,726	39,389
Foreign taxes withheld	(1,569)	(50)	(395)
	81,968	919,477	308,591
EXPENSES:
Advisor fees	111,276	1,055,061	207,766
Administration fees	29,407	246,566	52,205
12b-1 fees	16,148	135,930	33,224
Shareholder service fees	11,446	295,589	29,583
Transfer Agent fees	29,394	199,495	40,970
Registration fees	50,051	55,948	51,323
Legal fees	35,018	49,593	35,746
Audit fees	15,129	15,129	15,128
Custodian fees	16,573	47,613	23,232
Printing fees	5,017	56,347	10,043
Director fees	10,857	10,857	10,857
Insurance fees	5,034	5,035	5,035
Advisor fee recoupment	—	102,072	—
Miscellaneous fees	17,835	109,635	26,427
Total expenses before reimbursement and waivers	353,185	2,384,870	541,539
Less: expense reimbursement and waivers	(127,511)	(265,253)	(146,307)
Net expenses	225,674	2,119,617	395,232
Net investment income (loss)	(143,706)	(1,200,140)	(86,641)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain from investment transactions	953,343	29,194,469	7,780,565
In-Kind Redemptions (Note 8)	—	24,696,367	—
Net change in unrealized appreciation (depreciation) on investments	(1,721,563)	(53,733,755)	(8,869,886)
	(768,220)	157,081	(1,089,321)
Net increase (decrease) in net assets resulting from operations	$(911,926)	$(1,043,059)	$(1,175,962)

See Accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	BALANCED FUND		LARGE CAP FUND
	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2007	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2007
OPERATIONS:
Net investment income (loss)	$2,350,152	$2,146,440	$(99,607)	$(39,347)
Net realized gain from investment transactions	15,074,776	5,149,720	5,130,828	28,962
Net change in unrealized appreciation (depreciation) on investments	(13,179,382)	1,717,082	(4,157,585)	2,360,912
Net increase in net assets resulting from operations	4,245,546	9,013,242	873,636	2,350,527
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class I	(1,378,829)	(1,431,453)	—	—
Class A	(557,976)	(466,222)	—	—
Class B	(32,442)	(27,181)	—	—
Class C	(300,828)	(220,066)	—	—
Class R	(348)	(541)	—	—
Net realized gain from investment transactions
Class I	(8,653,160)	(607,009)	(4,872,339)	—
Class A	(3,503,091)	(243,583)	(177,950)	—
Class B	(307,413)	(21,469)	(14,712)	—
Class C	(2,825,100)	(154,893)	(99,456)	—
Class R	(2,568)	(153)	(2,613)	—
Total distributions to shareholders	(17,561,755)	(3,172,570)	(5,167,070)	—
CAPITAL SHARE TRANSACTIONS:*
Shares sold	16,674,701	19,669,912	3,506,948	972,877
Reinvested distributions	9,115,581	1,301,081	4,700,421	—
Shares repurchased	(19,863,931)	(15,125,981)	(3,750,490)	(1,284,898)
Redemption fess received	8,183	3,025	1,622	343
Net increase (decrease) from capital share transactions	5,934,534	5,848,037	4,458,501	(311,678)
Net increase (decrease) in net assets	(7,381,675)	11,688,709	165,067	2,038,849
NET ASSETS:
Beginning of year	88,410,978	76,722,269	24,358,723	22,319,874
End of year	$81,029,303	$88,410,978	$24,523,790	$24,358,723
Accumulated undistributed net investment income (loss) at end of year	$83,125	$3,396	$—	$—
*Fund share transactions:
Shares issued	1,212,886	1,397,676	231,379	67,809
Reinvested distributions	706,767	92,087	304,246	—
Shares redeemed	(1,379,152)	(1,083,515)	(259,014)	(90,416)
Net increase (decrease) in fund shares	540,501	406,248	276,611	(22,607)

See Accompanying Notes to Financial Statements.

	TOTAL RETURN BOND FUND
	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2007
OPERATIONS:
Net investment income (loss)	$941,002	$1,171,887
Net realized gain from investment transactions	712,472	900,701
Net change in unrealized appreciation (depreciation) on investments	(680,840)	(833,657)
Net increase in net assets resulting from operations	972,634	1,238,931
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class I	(694,061)	(694,314)
Class A	(118,254)	(249,894)
Class B	(63,572)	(95,056)
Class C	(57,377)	(123,612)
Class R	(508)	(540)
Net realized gain from investment transactions
Class I	(824,782)	(149,121)
Class A	(160,251)	(45,140)
Class B	(108,470)	(22,391)
Class C	(98,894)	(24,730)
Class R	(765)	(124)
Total distributions to shareholders	(2,126,934)	(1,404,922)
CAPITAL SHARE TRANSACTIONS:*
Shares sold	10,456,645	1,900,091
Reinvested distributions	1,341,518	657,863
Shares repurchased	(5,069,990)	(6,813,124)
Redemption fess received	731	624
Net increase (decrease) from capital share transactions	6,728,904	(4,254,546)
Net increase (decrease) in net assets	5,574,604	(4,420,537)
NET ASSETS:
Beginning of year	21,541,163	25,961,700
End of year	$27,115,767	$21,541,163
Accumulated undistributed net investment income (loss) at end of year	$22,309	$14,090
*Fund share transactions:
Shares issued	1,225,452	206,844
Reinvested distributions	152,615	70,447
Shares redeemed	(548,921)	(717,597)
Net increase (decrease) in fund shares	829,146	(440,306)

See Accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	USA GLOBAL FUND		SCIENCE & TECHNOLOGY FUND
	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2007	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2007
OPERATIONS:
Net investment income (loss)	$(120,343)	$(9,312)	$(143,706)	$(90,328)
Net realized gain from investment transactions	7,432,015	1,073,116	953,343	323,548
In-Kind Redemptions (Note 8)	—	—	—	—
Net unrealized appreciation (depreciation) on investments	(6,596,036)	1,237,659	(1,721,563)	264,327
Net increase (decrease) in net assets resulting from operations	715,636	2,301,463	(911,926)	497,547
DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain from investment transactions
Class I	(6,271,479)	—	(748,487)	(386,961)
Class A	(382,180)	—	(197,375)	(106,651)
Class B	(24,396)	—	(13,801)	(5,962)
Class C	(245,363)	—	(170,354)	(83,204)
Class R	(3,246)	—	(1,404)	(796)
Total distributions to shareholders	(6,926,664)	—	(1,131,421)	(583,574)
CAPITAL SHARE TRANSACTIONS:*
Shares sold	4,520,409	928,046	1,690,388	6,536,427
Reinvested distributions	6,137,468	—	501,464	303,859
Shares repurchased	(3,641,344)	(22,349,312)	(2,297,136)	(1,662,330)
Redemption fees received	463	1,711	131	3,056
Net increase (decrease) from capital share transactions	7,016,996	(21,419,555)	(105,153)	5,181,012
Net increase (decrease) in net assets	805,968	(19,118,092)	(2,148,500)	5,094,985
NET ASSETS:
Beginning of year	26,870,463	45,988,555	13,451,956	8,356,971
End of year	$27,676,431	$26,870,463	$11,303,456	$13,451,956
Accumulated undistributed net investment income at end of year	$—	$—	$—	$—
*Fund share transactions:
Shares issured	275,489	57,656	118,325	485,533
Reinvested distributions	363,736	—	37,887	23,804
Shares redeemed	(227,373)	(1,445,603)	(168,569)	(126,889)
Net increase (decrease) in fund shares.	411,852	(1,387,947)	(12,357)	382,448

See Accompanying Notes to Financial Statements.

	SMALL CAP FUND		MID CAP VALUE FUND
	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2007	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2007
OPERATIONS:
Net investment income (loss)	$(1,200,140)	$(1,952,425)	$(86,641)	$(254,731)
Net realized gain from investment transactions	29,194,469	8,020,504	7,780,565	668,501
In-Kind Redemptions (Note 8)	24,696,367	—	—	—
Net unrealized appreciation (depreciation) on investments	(53,733,755)	5,456,811	(8,869,886)	779,975
Net increase (decrease) in net assets resulting from operations	(1,043,059)	11,524,890	(1,175,962)	1,193,745
DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain from investment transactions
Class I	(4,844,689)	(278,802)	(5,385,580)	(97,765)
Class A	(26,531,658)	(4,151,697)	(1,780,007)	(124,073)
Class B	(997,857)	(68,006)	(125,117)	(3,073)
Class C	(5,571,264)	(440,543)	(1,438,312)	(50,941)
Class R	(11,311)	(456)	(5,429)	(117)
Total distributions to shareholders	(37,956,779)	(4,939,504)	(8,734,445)	(275,969)
CAPITAL SHARE TRANSACTIONS:*
Shares sold	10,245,991	77,928,340	1,851,741	15,194,738
Reinvested distributions	35,521,239	4,588,874	7,584,289	187,899
Shares repurchased	(216,940,783)	(47,751,757)	(15,437,469)	(6,556,260)
Redemption fees received	12,626	3,284	1,413	2,602
Net increase (decrease) from capital share transactions	(171,160,927)	34,768,741	(6,000,026)	8,828,979
Net increase (decrease) in net assets	(210,160,765)	41,354,127	(15,910,433)	9,746,755
NET ASSETS:
Beginning of year	256,761,192	215,407,065	33,391,647	23,644,892
End of year	$46,600,427	$256,761,192	$17,481,214	$33,391,647
Accumulated undistributed net investment income at end of year	$—	$—	$—	$—
*Fund share transactions:
Shares issured	618,405	4,392,966	135,635	1,009,467
Reinvested distributions	2,371,249	258,190	649,705	12,444
Shares redeemed	(12,085,017)	(2,723,494)	(1,029,199)	(432,252)
Net increase (decrease) in fund shares.	(9,095,363)	1,927,662	(243,859)	589,659

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

BALANCED FUND

	CLASS I					CLASS A
Condensed data for a share of capital stock	YEARS ENDED MARCH 31,					YEARS ENDED MARCH 31,
outstanding throughout the period	2008 (a)	2007 (a)	2006 (a)	2005	2004	2008 (a)	2007 (a)	2006 (a)	2005	2004
Net asset value, beginning of period	$13.98	$13.04	$12.19	$11.37	$9.14	$14.48	$13.48	$12.58	$11.69	$9.30
Income from investment operations:
Net investment income	0.42	0.38	0.39	0.41	0.45	0.39	0.36	0.37	0.35	0.32
Net gain (loss) on securities (both realized and unrealized)	0.33	1.10	0.86	0.82	2.23	0.34	1.13	0.89	0.89	2.39
Total from investment operations	0.75	1.48	1.25	1.23	2.68	0.73	1.49	1.26	1.24	2.71
Less distributions:
Dividends from net investment income	(0.41)	(0.38)	(0.40)	(0.41)	(0.45)	(0.37)	(0.33)	(0.36)	(0.35)	(0.32)
Distributions from capital gains	(2.57)	(0.16)	—	—	—	(2.57)	(0.16)	—	—	—
Total distributions	(2.98)	(0.54)	(0.40)	(0.41)	(0.45)	(2.94)	(0.49)	(0.36)	(0.35)	(0.32)
Net asset value, end of period	$11.75	$13.98	$13.04	$12.19	$11.37	$12.27	$14.48	$13.48	$12.58	$11.69
Total return	4.75%	11.47%	10.42%	10.97%	29.61%	4.45%	11.19%	10.18%	10.72%	29.32%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$41	$47	$52	$47	$42	$22	$24	$13	$7	$3
Ratio of expenses to average net assets	1.08%	1.08%	1.08%	1.08%	1.08%	1.33%	1.33%	1.33%	1.33%	1.33%
Ratio of net investment income to average net assets	3.00%	2.76%	3.06%	3.49%	4.18%	2.75%	2.52%	2.82%	3.15%	3.97%
Ratio of expenses to average net assets before contractual expense reimbursement and waivers	1.41%	1.25%	1.45%	1.87%	2.22%	1.66%	1.51%	1.69%	2.25%	2.46%
Ratio of net investment income to average net assets before contractual expense reimbursement and waivers	2.67%	2.59%	2.69%	2.70%	3.04%	2.42%	2.34%	2.46%	2.23%	2.84%
Portfolio turnover rate	110%	28%	18%	27%	43%	110%	28%	18%	27%	43%

(a)  Per share amount calculated using average shares outstanding method.

See Accompanying Notes to Financial Statements.

	CLASS B
Condensed data for a share of capital stock	YEARS ENDED MARCH 31,
outstanding throughout the period	2008 (a)	2007 (a)	2006 (a)	2005	2004
Net asset value, beginning of period	$14.28	$13.30	$12.42	$11.56	$9.23
Income from investment operations:
Net investment income	0.28	0.25	0.26	0.27	0.28
Net gain (loss) on securities (both realized and unrealized)	0.33	1.12	0.90	0.86	2.33
Total from investment operations	0.61	1.37	1.16	1.13	2.61
Less distributions:
Dividends from net investment income	(0.26)	(0.23)	(0.28)	(0.27)	(0.28)
Distributions from capital gains	(2.57)	(0.16)	—	—	—
Total distributions	(2.83)	(0.39)	(0.28)	(0.27)	(0.28)
Net asset value, end of period	$12.06	$14.28	$13.30	$12.42	$11.56
Total return	3.65%	10.38%	9.40%	9.83%	28.40%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$2	$2	$1	$0.81	$0.34
Ratio of expenses to average net assets	2.08%	2.08%	2.08%	2.08%	2.08%
Ratio of net investment income to average net assets	2.00%	1.77%	2.06%	2.40%	3.19%
Ratio of expenses to average net assets before contractual expense reimbursement and waivers	2.41%	2.26%	2.44%	2.98%	3.20%
Ratio of net investment income to average net assets before contractual expense reimbursement and waivers	1.67%	1.59%	1.70%	1.50%	2.07%
Portfolio turnover rate	110%	28%	18%	27%	43%

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

BALANCED FUND (continued)

	CLASS C					CLASS R
Condensed data for a share of capital stock	YEARS ENDED MARCH 31,					YEARS ENDED MARCH 31,				FOR THE PERIOD ENDED MARCH 31,
outstanding throughout the period	2008 (a)	2007 (a)	2006 (a)	2005	2004	2008 (a)	2007 (a)	2006 (a)	2005	2004#
Net asset value, beginning of period	$14.29	$13.32	$12.44	$11.57	$9.23	$13.79	$12.92	$12.08	$11.25	$11.36
Income from investment operations:
Net investment income	0.28	0.25	0.26	0.27	0.26	0.34	0.30	0.32	0.33	0.05
Net gain (loss) on securities (both realized and unrealized)	0.33	1.12	0.89	0.87	2.34	0.33	1.13	0.86	0.84	(0.11)
Total from investment operations	0.61	1.37	1.15	1.14	2.60	0.67	1.43	1.18	1.17	(0.06)
Less distributions:
Dividends from net investment income	(0.27)	(0.24)	(0.27)	(0.27)	(0.26)	(0.34)	(0.40)	(0.34)	(0.34)	(0.05)
Distributions from capital gains	(2.57)	(0.16)	—	—	—	(2.57)	(0.16)	—	—	—
Total distributions	(2.84)	(0.40)	(0.27)	(0.27)	(0.26)	(2.91)	(0.56)	(0.34)	(0.34)	(0.05)
Net asset value, end of period	$12.06	$14.29	$13.32	$12.44	$11.57	$11.55	$13.79	$12.92	$12.08	$11.25
Total return*	3.60%	10.37%	9.36%	9.89%	28.31%	4.22%	11.15%	9.87%	10.49%	(0.57%)
Ratios/Supplemental Data
Net assets, end of period (in millions)	$16	$15	$10	$7	$2	$0.01	$0.01	$0.02	$0.01	$0.01
Ratio of expenses to average net assets**	2.08%	2.08%	2.08%	2.08%	2.08%	1.58%	1.58%	1.58%	1.58%	1.58%
Ratio of net investment income to average net assets**	2.01%	1.77%	2.07%	2.36%	3.23%	2.52%	2.27%	2.58%	2.96%	3.82%
Ratio of expenses to average net assets before contractual expense reimbursement and waivers**	2.42%	2.26%	2.45%	3.06%	3.20%	1.92%	1.76%	1.95%	2.09%	2.50%
Ratio of net investment income to average net assets before contractual expense reimbursement and waivers**	1.67%	1.59%	1.70%	1.38%	2.11%	2.18%	2.09%	2.21%	2.45%	2.89%
Portfolio turnover rate	110%	28%	18%	27%	43%	110%	28%	18%	27%	43%

*  Total return not annualized for periods less than one full year.

**  Annualized for periods less than one full year.

#  Sales of Class R Shares began February 17, 2004.

(a)  Per share amount calculated using average shares outstanding method.

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

LARGE CAP FUND

	CLASS I
Condensed data for a share of capital stock	YEARS ENDED MARCH 31,
outstanding throughout the period	2008 (a)	2007 (a)	2006 (a)	2005	2004
Net asset value, beginning of period	$15.42	$13.92	$12.72	$12.55	$8.94
Income from investment operations:
Net investment income (loss)	(0.05)	(0.02)	(0.01)	0.02	(0.03)
Net gain (loss) on securities (both realized and unrealized)	1.10	1.52	1.22	0.16	3.66
Total from investment operations	1.05	1.50	1.21	0.18	3.63
Less distributions:
Dividends from net investment income	—	—	(0.01)	(0.01)	(0.02)
Dividends from capital gains	(3.24)	—	—	—	—
Total distributions	(3.24)	—	(0.01)	(0.01)	(0.02)
Net asset value, end of period	$13.23	$15.42	$13.92	$12.72	$12.55
Total return	4.05%	10.78%	9.50%	1.45%	40.60%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$23	$23	$22	$20	$22
Ratio of expenses to average net assets	1.28%	1.28%	1.28%	1.28%	1.08%
Ratio of net investment income (loss) to average net assets	(0.34%)	(0.15%)	(0.07%)	0.16%	(0.08%)
Ratio of expenses to average net assets before contractual expense reimbursement and waivers	1.77%	1.68%	2.24%	3.22%	3.29%
Ratio of net investment income (loss) to average net assets before contractual expense reimbursement and waivers	(0.83%)	(0.55%)	(1.03%)	(1.78%)	(2.29%)
Portfolio turnover rate	253%	23%	40%	24%	45%

(a)  Per share amount calculated using average shares outstanding method.

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

LARGE CAP FUND (continued)

	CLASS A					CLASS B
Condensed data for a share of capital stock	YEARS ENDED MARCH 31,					YEARS ENDED MARCH 31,
outstanding throughout the period	2008 (a)	2007 (a)	2006 (a)	2005	2004	2008 (a)	2007 (a)	2006 (a)	2005	2004
Net asset value, beginning of period	$15.27	$13.82	$12.64	$12.50	$8.91	$14.63	$13.35	$12.31	$12.26	$8.80
Income from investment operations:
Net investment loss	(0.09)	(0.05)	(0.04)	(0.01)	(0.03)	(0.19)	(0.15)	(0.13)	(0.09)	(0.05)
Net gain (loss) on securities (both realized and unrealized)	1.09	1.50	1.22	0.15	3.62	1.07	1.43	1.17	0.14	3.51
Total from investment operations	1.00	1.45	1.18	0.14	3.59	0.88	1.28	1.04	0.05	3.46
Less distributions:
Dividends from capital gains	(3.24)	—	—	—	—	(3.24)	—	—	—	—
Total distributions	(3.24)	—	—	—	—	(3.24)	—	—	—	—
Net asset value, end of period	$13.03	$15.27	$13.82	$12.64	$12.50	$12.27	$14.63	$13.35	$12.31	$12.26
Total return	3.73%	10.49%	9.34%	1.12%	40.29%	3.01%	9.59%	8.45%	0.41%	39.32%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$1	$0.70	$0.43	$0.41	$0.37	$0.08	$0.07	$0.09	$0.12	$0.06
Ratio of expenses to average net assets	1.53%	1.53%	1.53%	1.53%	1.33%	2.28%	2.28%	2.28%	2.28%	2.08%
Ratio of net investment loss to average net assets	(0.59%)	(0.38%)	(0.30%)	(0.07%)	(0.36%)	(1.33%)	(1.14%)	(1.06%)	(0.81%)	(1.07%)
Ratio of expenses to average net assets before contractual expense reimbursement and waivers	2.04%	1.92%	2.45%	3.59%	3.52%	2.78%	2.68%	3.30%	4.41%	4.29%
Ratio of net investment loss to average net assets before contractual expense reimbursement and waivers	(1.10%)	(0.77%)	(1.22%)	(2.13%)	(2.55%)	(1.83%)	(1.54%)	(2.08%)	(2.94%)	(3.28%)
Portfolio turnover rate	253%	23%	40%	24%	45%	253%	23%	40%	24%	45%

(a)  Per share amount calculated using average shares outstanding method.

See Accompanying Notes to Financial Statements.

	CLASS C
Condensed data for a share of capital stock	YEARS ENDED MARCH 31,
outstanding throughout the period	2008 (a)	2007 (a)	2006 (a)	2005	2004
Net asset value, beginning of period	$14.64	$13.35	$12.31	$12.26	$8.81
Income from investment operations:
Net investment loss	(0.19)	(0.16)	(0.13)	(0.10)	—
Net gain (loss) on securities (both realized and unrealized)	1.07	1.45	1.17	0.15	3.45
Total from investment operations	0.88	1.29	1.04	0.05	3.45
Less distributions:
Dividends from capital gains	(3.24)	—	—	—	—
Total distributions	(3.24)	—	—	—	—
Net asset value, end of period	$12.28	$14.64	$13.35	$12.31	$12.26
Total return	3.01%	9.66%	8.45%	0.41%	39.16%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$0.50	$0.44	$0.26	$0.23	$0.18
Ratio of expenses to average net assets	2.28%	2.28%	2.28%	2.28%	2.09%
Ratio of net investment loss to average net assets	(1.33%)	(1.15%)	(1.07%)	(0.79%)	(1.11%)
Ratio of expenses to average net assets before contractual expense reimbursement and waivers	2.78%	2.68%	3.24%	4.27%	4.27%
Ratio of net investment loss to average net assets before contractual expense reimbursement and waivers	(1.83%)	(1.55%)	(2.03%)	(2.78%)	(3.29%)
Portfolio turnover rate	253%	23%	40%	24%	45%

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

LARGE CAP FUND (continued)

	CLASS R
Condensed data for a share of capital stock	YEARS ENDED MARCH 31,				FOR THE PERIOD ENDED
outstanding throughout the period	2008 (a)	2007 (a)	2006 (a)	2005	MARCH 31, 2004#
Net asset value, beginning of period	$14.91	$13.53	$12.41	$12.30	$12.72
Income from investment operations:
Net investment loss	(0.12)	(0.09)	(0.07)	(0.04)	—
Net gain (loss) on securities (both realized and unrealized)	1.07	1.47	1.19	0.15	(0.42)
Total from investment operations	0.95	1.38	1.12	0.11	(0.42)
Less distributions:
Dividends from capital gains	(3.24)	—	—	—	—
Total distributions	(3.24)	—	—	—	—
Net asset value, end of period	$12.62	$14.91	$13.53	$12.41	$12.30
Total return*	3.46%	10.20%	9.03%	(0.90%)	(3.30%)
Ratios/Supplemental Data
Net assets, end of period (in millions)	$0.02	$0.01	$0.01	$0.01	$0.01
Ratio of expenses to average net assets**	1.78%	1.78%	1.78%	1.78%	1.61%
Ratio of net investment loss to average net assets**	(0.83%)	(0.65%)	(0.57%)	(0.33%)	(0.28%)
Ratio of expenses to average net assets before contractual expense reimbursement and waivers**	2.28%	2.19%	2.74%	3.88%	3.22%
Ratio of net investment loss to average net assets before contractual expense reimbursement and waivers**	(1.33%)	(1.06%)	(1.53%)	(2.43%)	(1.90%)
Portfolio turnover rate	253%	23%	40%	24%	45%

*  Total return not annualized for periods less than one full year.

**  Annualized for periods less than one full year.

#  Sales of Class R Shares began February 17, 2004.

(a)  Per share amount calculated using average shares outstanding method.

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

TOTAL RETURN BOND FUND

	CLASS I
Condensed data for a share of capital stock	YEARS ENDED MARCH 31,
outstanding throughout the period	2008 (a)	2007 (a)	2006 (a)	2005	2004
Net asset value, beginning of period	$9.10	$9.15	$9.13	$9.23	$8.04
Income from investment operations:
Net investment income	0.39	0.49	0.45	0.29	0.37
Net gain (loss) on securities (both realized unrealized)	0.03	0.05	0.12	(0.06)	1.20
Total from investment operations	0.42	0.54	0.57	0.23	1.57
Less distributions:
Dividends from net investment income	(0.42)	(0.49)	(0.45)	(0.29)	(0.38)
Distributions from capital gains	(0.58)	(0.10)	(0.10)	(0.04)	—
Total distributions	(1.00)	(0.59)	(0.55)	(0.33)	(0.38)
Net asset value, end of period	$8.52	$9.10	$9.15	$9.13	$9.23
Total return	4.78%	6.11%	6.47%	2.54%	19.80%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$22	$13	$13	$12	$12
Ratio of expenses to average net assets	1.08%	1.08%	1.08%	1.08%	1.08%
Ratio of net investment income to average net assets	4.46%	5.44%	4.95%	3.18%	4.20%
Ratio of expenses to average net assets before contractual expense reimbursement and waivers	1.94%	1.72%	1.79%	2.09%	2.82%
Ratio of net investment income to average net assets before contractual expense reimbursement and waivers	3.60%	4.80%	4.24%	2.17%	2.46%
Portfolio turnover rate	102%	10%	28%	47%	44%

(a) Per share amount calculated using average shares outstanding method.

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

TOTAL RETURN BOND FUND (continued)

	CLASS A					CLASS B
Condensed data for a share of capital stock	YEARS ENDED MARCH 31,					YEARS ENDED MARCH 31,
outstanding throughout the period	2008 (a)	2007 (a)	2006 (a)	2005	2004	2008 (a)	2007 (a)	2006 (a)	2005	2004
Net asset value, beginning of period	$9.71	$9.77	$9.76	$9.86	$8.57	$9.59	$9.64	$9.61	$9.71	$8.44
Income from investment operations:
Net investment income	0.42	0.50	0.43	0.28	0.37	0.34	0.42	0.37	0.21	0.28
Net gain (loss) on securities (both realized unrealized)	—	0.05	0.16	(0.06)	1.28	—	0.05	0.14	(0.06)	1.27
Total from investment operations	0.42	0.55	0.59	0.22	1.65	0.34	0.47	0.51	0.15	1.55
Less distributions:
Dividends from net investment income	(0.39)	(0.51)	(0.48)	(0.28)	(0.36)	(0.32)	(0.42)	(0.38)	(0.21)	(0.28)
Distributions from capital gains	(0.58)	(0.10)	(0.10)	(0.04)	—	(0.58)	(0.10)	(0.10)	(0.04)	—
Total distributions	(0.97)	(0.61)	(0.58)	(0.32)	(0.36)	(0.90)	(0.52)	(0.48)	(0.25)	(0.28)
Net asset value, end of period	$9.16	$9.71	$9.77	$9.76	$9.86	$9.03	$9.59	$9.64	$9.61	$9.71
Total return	4.48%	5.87%	6.22%	2.27%	19.54%	3.67%	5.05%	5.46%	1.54%	18.61%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$2	$4	$8	$22	$9	$2	$2	$2	$2	$2
Ratio of expenses to average net assets	1.33%	1.33%	1.33%	1.33%	1.33%	2.08%	2.08%	2.08%	2.08%	2.08%
Ratio of net investment income to average net assets	4.40%	5.18%	4.41%	2.90%	3.90%	3.60%	4.44%	3.93%	2.18%	3.10%
Ratio of expenses to average net assets before contractual expense reimbursement and waivers	2.19%	1.97%	2.09%	2.32%	3.06%	2.95%	2.72%	2.79%	3.11%	3.83%
Ratio of net investment income to average net assets before contractual expense reimbursement and waivers	3.54%	4.54%	3.65%	1.91%	2.17%	2.73%	3.80%	3.22%	1.15%	1.35%
Portfolio turnover rate	102%	10%	28%	47%	44%	102%	10%	28%	47%	44%

(a)  Per share amount calculated using average shares outstanding method.

See Accompanying Notes to Financial Statements.

	CLASS C
Condensed data for a share of capital stock	YEARS ENDED MARCH 31,
outstanding throughout the period	2008 (a)	2007 (a)	2006 (a)	2005	2004
Net asset value, beginning of period	$9.44	$9.50	$9.49	$9.60	$8.34
Income from investment operations:
Net investment income	0.33	0.41	0.35	0.21	0.28
Net gain (loss) on securities (both realized unrealized)	0.01	0.05	0.15	(0.07)	1.26
Total from investment operations	0.34	0.46	0.50	0.14	1.54
Less distributions:
Dividends from net investment income	(0.31)	(0.42)	(0.39)	(0.21)	(0.28)
Distributions from capital gains	(0.58)	(0.10)	(0.10)	(0.04)	—
Total distributions	(0.89)	(0.52)	(0.49)	(0.25)	(0.28)
Net asset value, end of period	$8.89	$9.44	$9.50	$9.49	$9.60
Total return	3.75%	5.06%	5.46%	1.44%	18.73%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$1	$2	$4	$9	$8
Ratio of expenses to average net assets	2.08%	2.08%	2.08%	2.08%	2.08%
Ratio of net investment income to average net assets	3.63%	4.42%	3.76%	2.18%	3.14%
Ratio of expenses to average net assets before contractual expense reimbursement and waivers	2.95%	2.72%	2.84%	3.10%	3.82%
Ratio of net investment income to average net assets before contractual expense reimbursement and waivers	2.76%	3.78%	3.00%	1.16%	1.40%
Portfolio turnover rate	102%	10%	28%	47%	44%

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

TOTAL RETURN BOND FUND (continued)

	CLASS R
Condensed data for a share of capital stock	YEARS ENDED MARCH 31,				FOR THE PERIOD ENDED MARCH 31,
outstanding throughout the period	2008 (a)	2007 (a)	2006 (a)	2005	2004#
Net asset value, beginning of period	$8.95	$9.00	$8.99	$9.09	$9.06
Income from investment operations:
Net investment income	0.35	0.44	0.39	0.24	0.04
Net gain (loss) on securities (both realized and unrealized)	0.02	0.05	0.12	(0.06)	0.02
Total from investment operations	0.37	0.49	0.51	0.18	0.06
Less distributions:
Dividends from net investment income	(0.38)	(0.44)	(0.40)	(0.24)	(0.03)
Distributions from capital gains	(0.58)	(0.10)	(0.10)	(0.04)	—
Total distributions	(0.96)	(0.54)	(0.50)	(0.28)	(0.03)
Net asset value, end of period	$8.36	$8.95	$9.00	$8.99	$9.09
Total return*	4.28%	5.60%	5.89%	2.00%	0.65%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$0.01	$0.01	$0.01	$0.01	$0.01
Ratio of expenses to average net assets**	1.58%	1.58%	1.58%	1.58%	1.58%
Ratio of net investment income to average net assets**	4.05%	4.94%	4.45%	2.68%	3.41%
Ratio of expenses to average net assets before contractual expense reimbursement and waivers**	2.46%	2.22%	2.28%	2.61%	3.15%
Ratio of net investment income to average net assets before contractual expense reimbursement and waivers**	3.17%	4.30%	3.75%	1.65%	1.85%
Portfolio turnover rate	102%	10%	28%	47%	44%

*  Total return not annualized for periods less than one full year.

**  Annualized for periods less than one full year.

#  Sales of Class R Shares began February 17, 2004.

(a)  Per share amount calculated using average shares outstanding method.

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

USA GLOBAL FUND

	CLASS I
Condensed data for a share of capital stock	YEARS ENDED MARCH 31,
outstanding throughout the period	2008 (a)	2007 (a)	2006 (a)	2005	2004
Net asset value, beginning of period	$17.52	$15.74	$13.90	$14.17	$9.54
Income from investment operations:
Net investment income (loss)	(0.06)	—	0.01	0.05	—
Net gain (loss) on securties (both realized and unrealized)	1.32	1.78	1.84	(0.27)	4.63
Total from investment operations	1.26	1.78	1.85	(0.22)	4.63
Less distributions:
Dividends from net investment income	—	—	(0.01)	(0.05)	—
Dividends from capital gains	(4.51)	—	—	—	—
Total distributions	(4.51)	—	(0.01)	(0.05)	—
Net asset value, end of period	$14.27	$17.52	$15.74	$13.90	$14.17
Total return	3.78%	11.31%	13.28%	(1.55%)	48.53%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$24	$24	$43	$40	$42
Ratio of expenses to average net assets	1.28%	1.28%	1.28%	1.28%	1.08%
Ratio of net investment income (loss) to average net assets	(0.36%)	0.01%	0.04%	0.37%	0.04%
Ratio of expenses to average net assets before contractual expense reimbursement and waivers	1.78%	1.58%	1.67%	2.12%	2.32%
Ratio of net investment income (loss) to average net assets before contractual expense reimbursement and waivers	(0.86%)	(0.29%)	(0.35%)	(0.47%)	(1.20%)
Portfolio turnover rate	254%	13%	16%	37%	23%

(a)  Per share amount calculated using average shares outstanding method.

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

USA GLOBAL FUND (continued)

	CLASS A					CLASS B
Condensed data for a share of capital stock	YEARS ENDED MARCH 31,					YEARS ENDED MARCH 31,
outstanding throughout the period	2008 (a)	2007 (a)	2006 (a)	2005	2004	2008 (a)	2007 (a)	2006 (a)	2005	2004
Net asset value, beginning of period	$17.32	$15.59	$13.80	$14.08	$9.51	$16.65	$15.10	$13.47	$13.82	$9.40
Income from investment operations:
Net investment income (loss)	(0.09)	(0.04)	(0.03)	0.03	(0.01)	(0.19)	(0.15)	(0.14)	(0.07)	(0.04)
Net gain (loss) on securties (both realized and unrealized)	1.30	1.77	1.82	(0.28)	4.58	1.26	1.70	1.77	(0.28)	4.46
Total from investment operations	1.21	1.73	1.79	(0.25)	4.57	1.07	1.55	1.63	(0.35)	4.42
Less distributions:
Dividends from net investment income	—	—	—	(0.03)	—	—	—	—	—	—
Dividends from capital gains	(4.51)	—	—	—	—	(4.51)	—	—	—	—
Total distributions	(4.51)	—	—	(0.03)	—	(4.51)	—	—	—	—
Net asset value, end of period	$14.02	$17.32	$15.59	$13.80	$14.08	$13.21	$16.65	$15.10	$13.47	$13.82
Total return	3.50%	11.10%	12.97%	(1.81%)	48.05%	2.72%	10.27%	12.10%	(2.53%)	47.02%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$3	$1	$2	$1	$0.57	$0.27	$0.07	$0.05	$0.05	$0.05
Ratio of expenses to average net assets	1.53%	1.53%	1.53%	1.53%	1.34%	2.28%	2.28%	2.28%	2.28%	2.09%
Ratio of net investment loss to average net assets	(0.57%)	(0.23%)	(0.21%)	0.22%	(0.12%)	(1.28%)	(0.97%)	(0.98%)	(0.57%)	(0.88%)
Ratio of expenses to average net assets before contractual expense reimbursement and waivers	2.06%	1.85%	1.90%	2.48%	2.53%	2.84%	2.61%	2.68%	3.17%	3.32%
Ratio of net investment loss to average net assets before contractual expense reimbursement and waivers	(1.10%)	(0.54%)	(0.58%)	(0.73%)	(1.31%)	(1.84%)	(1.30%)	(1.38%)	(1.46%)	(2.12%)
Portfolio turnover rate	254%	13%	16%	37%	23%	254%	13%	16%	37%	23%

(a)  Per share amount calculated using average shares outstanding method.

See Accompanying Notes to Financial Statements.

	CLASS C
Condensed data for a share of capital stock	YEARS ENDED MARCH 31,
outstanding throughout the period	2008 (a)	2007 (a)	2006 (a)	2005	2004
Net asset value, beginning of period	$16.65	$15.11	$13.47	$13.82	$9.40
Income from investment operations:
Net investment income (loss)	(0.22)	(0.15)	(0.14)	(0.01)	(0.05)
Net gain (loss) on securties (both realized and unrealized)	1.29	1.69	1.78	(0.34)	4.47
Total from investment operations	1.07	1.54	1.64	(0.35)	4.42
Less distributions:
Dividends from net investment income	—	—	—	—	—
Dividends from capital gains	(4.51)	—	—	—	—
Total distributions	(4.51)	—	—	—	—
Net asset value, end of period	$13.21	$16.65	$15.11	$13.47	$13.82
Total return	2.72%	10.19%	12.18%	(2.53%)	47.02%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$1	$2	$1	$2	$0.43
Ratio of expenses to average net assets	2.28%	2.28%	2.28%	2.28%	2.09%
Ratio of net investment loss to average net assets	(1.34%)	(0.97%)	(0.97%)	(0.50%)	(0.90%)
Ratio of expenses to average net assets before contractual expense reimbursement and waivers	2.78%	2.61%	2.72%	3.23%	3.31%
Ratio of net investment loss to average net assets before contractual expense reimbursement and waivers	(1.84%)	(1.29%)	(1.41%)	(1.45%)	(2.12%)
Portfolio turnover rate	254%	13%	16%	37%	23%

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

USA GLOBAL FUND (continued)

	CLASS R
Condensed data for a share of capital stock	YEARS ENDED MARCH 31,				FOR THE PERIOD ENDED MARCH 31,
outstanding throughout the period	2008 (a)	2007 (a)	2006 (a)	2005	2004#
Net asset value, beginning of period	$17.02	$15.37	$13.64	$13.93	$14.30
Income from investment operations:
Net investment loss	(0.14)	(0.07)	(0.07)	(0.02)	(0.37)
Net gain (loss) on securties (both realized and unrealized)	1.30	1.72	1.80	(0.27)	—
Total from investment operations	1.16	1.65	1.73	(0.29)	(0.37)
Less distributions:
Dividends from net investment income	—	—	—	—	—
Dividends from capital gains.	(4.51)	—	—	—	—
Total distributions	(4.51)	—	—	—	—
Net asset value, end of period	$13.67	$17.02	$15.37	$13.64	$13.93
Total return*	3.25%	10.74%	12.68%	(2.08%)	(2.59%)
Ratios/Supplemental Data
Net assets, end of period (in millions)	$0.01	$0.01	$0.01	$0.01	$0.01
Ratio of expenses to average net assets**	1.78%	1.78%	1.78%	1.78%	1.61%
Ratio of net investment loss to average net assets**	(0.86%)	(0.47%)	(0.46%)	(0.12%)	(0.27%)
Ratio of expenses to average net assets before contractual expense reimbursement and waivers**	2.28%	2.11%	2.17%	2.65%	2.51%
Ratio of net investment loss to average net assets before contractual expense reimbursement and waivers**	(1.36%)	(0.80%)	(0.85%)	(0.99%)	(1.17%)
Portfolio turnover rate	254%	13%	16%	37%	23%

*  Total return not annualized for periods less than one full year.

**  Annualized for periods less than one full year.

#  Sales of Class R Shares began February 17, 2004.

(a)  Per share amount calculated using average shares outstanding method.

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

SCIENCE & TECHNOLOGY FUND

	CLASS I
Condensed data for a share of capital stock	YEARS ENDED MARCH 31,
outstanding throughout the period	2008 (a)	2007 (a)	2006 (a)	2005	2004
Net asset value, beginning of period	$14.01	$14.34	$11.73	$12.49	$6.76
Income from investment operations:
Net investment loss	(0.12)	(0.09)	(0.09)	(0.09)	(0.08)
Net gain (loss) on securities (both realized and unrealized)	(0.78)	0.53	3.23	(0.65)	5.81
Total from investment operations	(0.90)	0.44	3.14	(0.74)	5.73
Less distributions:
Distributions from capital gains	(1.15)	(0.77)	(0.53)	(0.02)	—
Total distributions	(1.15)	(0.77)	(0.53)	(0.02)	—
Net asset value, end of period	$11.96	$14.01	$14.34	$11.73	$12.49
Total return	(7.36%)	3.56%	27.52%	(5.93%)	84.76%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$8	$9	$5	$4	$5
Ratio of expenses to average net assets	1.42%	1.28%	1.28%	1.28%	1.23%
Ratio of net investment loss to average net assets	(0.84%)	(0.63%)	(0.66%)	(0.65%)	(0.78%)
Ratio of expenses to average net assets before contractual expense reimbursement and waivers	2.34%	2.35%	4.91%	8.38%	10.53%
Ratio of net investment loss to average net assets before contractual expense reimbursement and waivers	(1.76%)	(1.70%)	(4.29%)	(7.75%)	(10.08%)
Portfolio turnover rate	57%	39%	44%	48%	44%

(a)  Per share amount calculated using average shares outstanding method.

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

SCIENCE & TECHNOLOGY FUND

  (continued)

	CLASS A					CLASS B
Condensed data for a share of capital stock	YEARS ENDED MARCH 31,					YEARS ENDED MARCH 31,
outstanding throughout the period	2008 (a)	2007 (a)	2006 (a)	2005	2004	2008 (a)	2007 (a)	2006 (a)	2005	2004
Net asset value, beginning of period	$13.82	$14.18	$11.64	$12.42	$6.74	$13.21	$13.70	$11.34	$12.19	$6.67
Income from investment operations:
Net investment loss	(0.15)	(0.12)	(0.12)	(0.07)	(0.05)	(0.25)	(0.21)	(0.21)	(0.14)	(0.10)
Net gain (loss) on securities (both realized and unrealized)	(0.77)	0.53	3.19	(0.69)	5.73	(0.70)	0.49	3.10	(0.69)	5.62
Total from investment operations	(0.92)	0.41	3.07	(0.76)	5.68	(0.95)	0.28	2.89	(0.83)	5.52
Less distributions:
Distributions from capital gains	(1.15)	(0.77)	(0.53)	(0.02)	—	(1.15)	(0.77)	(0.53)	(0.02)	—
Total distributions	(1.15)	(0.77)	(0.53)	(0.02)	—	(1.15)	(0.77)	(0.53)	(0.02)	—
Net asset value, end of period	$11.75	$13.82	$14.18	$11.64	$12.42	$11.11	$13.21	$13.70	$11.34	$12.19
Total return	(7.61%)	3.38%	27.13%	(6.13%)	84.27%	(8.20%)	2.53%	26.24%	(6.82%)	82.76%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$2	$2	$2	$0.95	$0.26	$0.11	$0.09	$0.14	$0.35	$0.09
Ratio of expenses to average net assets	1.67%	1.53%	1.53%	1.53%	1.50%	2.42%	2.28%	2.28%	2.28%	2.26%
Ratio of net investment loss to average net assets	(1.08%)	(0.88%)	(0.91%)	(0.86%)	(1.00%)	(1.85%)	(1.63%)	(1.67%)	(1.63%)	(1.77%)
Ratio of expenses to average net assets before contractual expense reimbursement and waivers	2.57%	2.59%	5.01%	11.70%	10.45%	3.38%	3.28%	6.18%	11.76%	11.17%
Ratio of net investment loss to average net assets contractual expense reimbursement and waivers	(1.98%)	(1.94%)	(4.39%)	(11.03%)	(9.96%)	(2.81%)	(2.63%)	(5.57%)	(11.11%)	(10.68%)
Portfolio turnover rate	57%	39%	44%	48%	44%	57%	39%	44%	48%	44%

(a)  Per share amount calculated using average shares outstanding method.

See Accompanying Notes to Financial Statements.

	CLASS C
Condensed data for a share of capital stock	YEARS ENDED MARCH 31,
outstanding throughout the period	2008 (a)	2007 (a)	2006 (a)	2005	2004
Net asset value, beginning of period	$13.22	$13.71	$11.34	$12.19	$6.67
Income from investment operations:
Net investment loss	(0.25)	(0.21)	(0.21)	(0.16)	(0.04)
Net gain (loss) on securities (both realized and unrealized)	(0.71)	0.49	3.11	(0.67)	5.56
Total from investment operations	(0.96)	0.28	2.90	(0.83)	5.52
Less distributions:
Distributions from capital gains	(1.15)	(0.77)	(0.53)	(0.02)	—
Total distributions	(1.15)	(0.77)	(0.53)	(0.02)	—
Net asset value, end of period	$11.11	$13.22	$13.71	$11.34	$12.19
Total return	(8.27%)	2.53%	26.33%	(6.82%)	82.76%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$2	$2	$1	$0.54	$0.45
Ratio of expenses to average net assets	2.42%	2.28%	2.28%	2.28%	2.27%
Ratio of net investment loss to average net assets	(1.84%)	(1.63%)	(1.66%)	(1.65%)	(1.69%)
Ratio of expenses to average net assets before contractual expense reimbursement and waivers	3.34%	3.34%	5.69%	10.91%	10.83%
Ratio of net investment loss to average net assets contractual expense reimbursement and waivers	(2.76%)	(2.69%)	(5.07%)	(10.28%)	(10.25%)
Portfolio turnover rate	57%	39%	44%	48%	44%

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

SCIENCE & TECHNOLOGY FUND

  (continued)

	CLASS R
Condensed data for a share of capital stock	YEARS ENDED MARCH 31,				FOR THE PERIOD ENDED MARCH 31,
outstanding throughout the period	2008 (a)	2007 (a)	2006 (a)	2005	2004#
Net asset value, beginning of period	$13.66	$14.08	$11.58	$12.39	$12.30
Income from investment operations:
Net investment loss	(0.19)	(0.15)	(0.15)	(0.14)	(0.02)
Net gain (loss) on securities (both realized and unrealized)	(0.74)	0.50	3.18	(0.65)	0.11
Total from investment operations	(0.93)	0.35	3.03	(0.79)	0.09
Less distributions:
Distributions from capital gains	(1.15)	(0.77)	(0.53)	(0.02)	—
Total distributions	(1.15)	(0.77)	(0.53)	(0.02)	—
Net asset value, end of period	$11.58	$13.66	$14.08	$11.58	$12.39
Total return*	(7.78%)	2.97%	26.92%	(6.39%)	0.73%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$0.01	$0.01	$0.01	$0.01	$0.01
Ratio of expenses to average net assets**	1.92%	1.78%	1.78%	1.78%	1.78%
Ratio of net investment loss to average net assets**	(1.35%)	(1.13%)	(1.16%)	(1.14%)	(1.12%)
Ratio of expenses to average net assets before contractual expense reimbursement and waivers**	2.85%	2.85%	5.44%	9.56%	6.74%
Ratio of net investment loss to average net assets contractual expense reimbursement and waivers**	(2.28%)	(2.20%)	(4.82%)	(8.92%)	(6.08%)
Portfolio turnover rate	57%	39%	44%	48%	44%

*  Total return not annualized for periods less than one full year.

**  Annualized for periods less than one full year.

#  Sales of Class R Shares began February 17, 2004.

(a)  Per share amount calculated using average shares outstanding method.

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

SMALL CAP FUND

	CLASS I
Condensed data for a share of capital stock	YEARS ENDED MARCH 31,
outstanding throughout the period	2008 (a)	2007 (a)	2006 (a)	2005	2004
Net asset value, beginning of period	$19.19	$18.70	$15.68	$15.18	$8.29
Income from investment operations:
Net investment loss	(0.09)	(0.09)	(0.10)	(0.09)	(0.09)
Net gain (loss) on securities (both realized and unrealized)	(2.17)	0.95	3.22	0.60	7.03
Total from investment operations	(2.26)	0.86	3.12	0.51	6.94
Less distributions:
Distributions from capital gains	(6.28)	(0.37)	(0.10)	(0.01)	(0.05)
Total distributions	(6.28)	(0.37)	(0.10)	(0.01)	(0.05)
Net asset value, end of period	$10.65	$19.19	$18.70	$15.68	$15.18
Total return	(19.70%)	4.74%	19.96%	3.36%	83.80%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$10	$16	$9	$7	$7
Ratio of expenses to average net assets	1.28%	1.28%	1.28%	1.28%	1.23%
Ratio of net investment loss to average net assets	(0.54%)	(0.52%)	(0.62%)	(0.55%)	(0.80%)
Ratio of expenses to average net assets before contractual expense reimbursement and waivers	1.62%	1.28%	1.32%	1.61%	4.31%
Ratio of net investment loss to average net assets contractual expense reimbursement and waivers	(0.88%)	(0.52%)	(0.66%)	(0.88%)	(3.88%)
Portfolio turnover rate	148%	18%	24%	26%	23%

(a)  Per share amount calculated using average shares outstanding method.

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

SMALL CAP FUND (continued)

	CLASS A					CLASS B
Condensed data for a share of capital stock	YEARS ENDED MARCH 31,					YEARS ENDED MARCH 31,
outstanding throughout the period	2008 (a)	2007 (a)	2006 (a)	2005	2004	2008 (a)	2007 (a)	2006 (a)	2005	2004
Net asset value, beginning of period	$18.92	$18.49	$15.54	$15.08	$8.26	$18.14	$17.89	$15.15	$14.82	$8.17
Income from investment operations:
Net investment loss	(0.14)	(0.14)	(0.14)	(0.07)	(0.05)	(0.23)	(0.26)	(0.26)	(0.15)	(0.15)
Net gain (loss) on securities (both realized and unrealized)	(2.11)	0.94	3.19	0.54	6.92	(1.94)	0.88	3.10	0.49	6.85
Total from investment operations	(2.25)	0.80	3.05	0.47	6.87	(2.17)	0.62	2.84	0.34	6.70
Less distributions:
Distributions from capital gains	(6.28)	(0.37)	(0.10)	(0.01)	(0.05)	(6.28)	(0.37)	(0.10)	(0.01)	(0.05)
Total distributions	(6.28)	(0.37)	(0.10)	(0.01)	(0.05)	(6.28)	(0.37)	(0.10)	(0.01)	(0.05)
Net asset value, end of period	$10.39	$18.92	$18.49	$15.54	$15.08	$9.69	$18.14	$17.89	$15.15	$14.82
Total return	(19.98%)	4.47%	19.69%	3.11%	83.26%	(20.48%)	3.61%	18.80%	2.29%	82.09%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$28	$216	$181	$121	$21	$2	$3	$4	$3	$0.74
Ratio of expenses to average net assets	1.53%	1.53%	1.53%	1.53%	1.51%	2.28%	2.28%	2.28%	2.28%	2.25%
Ratio of net investment loss to average net assets	(0.83%)	(0.78%)	(0.87%)	(0.87%)	(1.07%)	(1.54%)	(1.54%)	(1.62%)	(1.62%)	(1.81%)
Ratio of expenses to average net assets before contractual expense reimbursement and waivers	1.70%	1.53%	1.57%	1.96%	4.24%	2.61%	2.28%	2.32%	2.65%	5.11%
Ratio of net investment loss to average net assets contractual expense reimbursement and waivers	(1.00%)	(0.78%)	(0.91%)	(1.30%)	(3.80%)	(1.87%)	(1.54%)	(1.66%)	(1.99%)	(4.67%)
Portfolio turnover rate	148%	18%	24%	26%	23%	148%	18%	24%	26%	23%

(a)  Per share amount calculated using average shares outstanding method.

See Accompanying Notes to Financial Statements.

	CLASS C
Condensed data for a share of capital stock	YEARS ENDED MARCH 31,
outstanding throughout the period	2008 (a)	2007 (a)	2006 (a)	2005	2004
Net asset value, beginning of period	$18.16	$17.89	$15.15	$14.82	$8.17
Income from investment operations:
Net investment loss	(0.24)	(0.26)	(0.26)	(0.15)	(0.13)
Net gain (loss) on securities (both realized and unrealized)	(1.94)	0.90	3.10	0.49	6.83
Total from investment operations	(2.18)	0.64	2.84	0.34	6.70
Less distributions:
Distributions from capital gains	(6.28)	(0.37)	(0.10)	(0.01)	(0.05)
Total distributions	(6.28)	(0.37)	(0.10)	(0.01)	(0.05)
Net asset value, end of period	$9.70	$18.16	$17.89	$15.15	$14.82
Total return	(20.51%)	3.72%	18.80%	2.29%	82.09%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$7	$22	$22	$17	$5
Ratio of expenses to average net assets	2.28%	2.28%	2.28%	2.28%	2.26%
Ratio of net investment loss to average net assets	(1.54%)	(1.53%)	(1.62%)	(1.62%)	(1.83%)
Ratio of expenses to average net assets before contractual expense reimbursement and waivers	2.55%	2.28%	2.32%	2.67%	4.95%
Ratio of net investment loss to average net assets contractual expense reimbursement and waivers	(1.81%)	(1.53%)	(1.66%)	(2.01%)	(4.52%)
Portfolio turnover rate	148%	18%	24%	26%	23%

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

SMALL CAP FUND (continued)

	CLASS R
Condensed data for a share of capital stock	YEARS ENDED MARCH 31,				FOR THE PERIOD ENDED MARCH 31,
outstanding throughout the period	2008 (a)	2007 (a)	2006 (a)	2005	2004#
Net asset value, beginning of period	$18.75	$18.37	$15.48	$15.06	$14.68
Income from investment operations:
Net investment loss	(0.16)	(0.18)	(0.18)	(0.16)	(0.02)
Net gain (loss) on securities (both realized and unrealized)	(2.08)	0.93	3.17	0.59	0.40
Total from investment operations	(2.24)	0.75	2.99	0.43	0.38
Less distributions:
Distributions from capital gains	(6.28)	(0.37)	(0.10)	(0.01)	—
Total distributions	(6.28)	(0.37)	(0.10)	(0.01)	—
Net asset value, end of period	$10.23	$18.75	$18.37	$15.48	$15.06
Total return*	(20.13%)	4.23%	19.37%	2.85%	2.59%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$0.03	$0.03	$0.02	$0.01	$0.01
Ratio of expenses to average net assets**	1.78%	1.78%	1.78%	1.78%	1.78%
Ratio of net investment loss to average net assets**	(1.03%)	(1.02%)	(1.12%)	(1.06%)	(1.40%)
Ratio of expenses to average net assets before contractual expense reimbursement and waivers**	2.15%	1.78%	1.82%	2.10%	3.13%
Ratio of net investment loss to average net assets contractual expense reimbursement and waivers**	(1.40%)	(1.02%)	(1.16%)	(1.38%)	(2.75%)
Portfolio turnover rate	148%	18%	24%	26%	23%

*  Total return not annualized for periods less than one full year.

**  Annualized for periods less than one full year.

#  Sales of Class R Shares began February 17, 2004.

(a)  Per share amount calculated using average shares outstanding method.

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

MID CAP VALUE FUND

	CLASS I
Condensed data for a share of capital stock	YEARS ENDED MARCH 31,
outstanding throughout the period	2008 (a)	2007 (a)	2006 (a)	2005	2004
Net asset value, beginning of period	$16.24	$16.07	$12.96	$12.80	$7.77
Income from investment operations:
Net investment loss	—	(0.09)	(0.07)	(0.09)	(0.07)
Net gain (loss) on securities (both realized and unrealized)	(0.70)	0.40	3.21	0.39	5.10
Total from investment operations	(0.70)	0.31	3.14	0.30	5.03
Less distributions:
Distributions from capital gains	(5.88)	(0.14)	(0.03)	(0.14)	—
Total distributions	(5.88)	(0.14)	(0.03)	(0.14)	—
Net asset value, end of period	$9.66	$16.24	$16.07	$12.96	$12.80
Total return	(9.16%)	1.96%	24.26%	2.31%	64.74%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$12	$14	$4	$3	$3
Ratio of expenses to average net assets	1.28%	1.28%	1.28%	1.28%	1.23%
Ratio of net investment income (loss) to average net assets	0.01%	(0.56%)	(0.46%)	(0.66%)	(0.74%)
Ratio of expenses to average net assets before contractual expense reimbursement and waivers	1.91%	1.60%	2.78%	6.66%	17.78%
Ratio of net investment loss to average net assets contractual expense reimbursement and waivers	(0.62%)	(0.88%)	(1.96%)	(6.04%)	(17.29%)
Portfolio turnover rate	138%	22%	19%	18%	22%

(a)  Per share amount calculated using average shares outstanding method.

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

MID CAP VALUE FUND (continued)

	CLASS A					CLASS B
Condensed data for a share of capital stock	YEARS ENDED MARCH 31,					YEARS ENDED MARCH 31,
outstanding throughout the period	2008 (a)	2007 (a)	2006 (a)	2005	2004	2008 (a)	2007 (a)	2006 (a)	2005	2004
Net asset value, beginning of period	$16.04	$15.92	$12.87	$12.74	$7.75	$15.44	$15.44	$12.58	$12.55	$7.69
Income from investment operations:
Net investment loss	(0.08)	(0.12)	(0.10)	(0.06)	(0.04)	(0.13)	(0.23)	(0.20)	(0.15)	(0.11)
Net gain (loss) on securities (both realized and unrealized)	(0.63)	0.38	3.18	0.33	5.03	(0.61)	0.37	3.09	0.32	4.97
Total from investment operations	(0.71)	0.26	3.08	0.27	4.99	(0.74)	0.14	2.89	0.17	4.86
Less distributions:
Distributions from capital gains	(5.88)	(0.14)	(0.03)	(0.14)	—	(5.88)	(0.14)	(0.03)	(0.14)	—
Total distributions	(5.88)	(0.14)	(0.03)	(0.14)	—	(5.88)	(0.14)	(0.03)	(0.14)	—
Net asset value, end of period	$9.45	$16.04	$15.92	$12.87	$12.74	$8.82	$15.44	$15.44	$12.58	$12.55
Total return	(9.40%)	1.66%	23.96%	2.08%	64.39%	(10.05%)	0.93%	23.00%	1.31%	63.20%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$3	$13	$13	$4	$1	$0.21	$0.34	$0.31	$0.09	$0.05
Ratio of expenses to average net assets	1.53%	1.53%	1.53%	1.53%	1.51%	2.28%	2.28%	2.28%	2.28%	2.26%
Ratio of net investment loss to average net assets	(0.52%)	(0.80%)	(0.69%)	(0.88%)	(1.02%)	(1.04%)	(1.55%)	(1.43%)	(1.65%)	(1.77%)
Ratio of expenses to average net assets before contractual expense reimbursement and waivers	1.98%	1.86%	2.88%	8.69%	16.36%	2.88%	2.62%	3.59%	8.61%	17.78%
Ratio of net investment loss to average net assets contractual expense reimbursement and waivers	(0.97%)	(1.13%)	(2.04%)	(8.04%)	(15.87%)	(1.64%)	(1.89%)	2.74%	(7.98%)	(17.29%)
Portfolio turnover rate	138%	22%	19%	18%	22%	138%	22%	19%	18%	22%

(a)  Per share amount calculated using average shares outstanding method.

See Accompanying Notes to Financial Statements.

	CLASS C
Condensed data for a share of capital stock	YEARS ENDED MARCH 31,
outstanding throughout the period	2008 (a)	2007 (a)	2006 (a)	2005	2004
Net asset value, beginning of period	$15.45	$15.45	$12.58	$12.55	$7.69
Income from investment operations:
Net investment loss	(0.15)	(0.23)	(0.20)	(0.08)	(0.05)
Net gain (loss) on securities (both realized and unrealized)	(0.59)	0.37	3.10	0.25	4.91
Total from investment operations	(0.74)	0.14	2.90	0.17	4.86
Less distributions:
Distributions from capital gains	(5.88)	(0.14)	(0.03)	(0.14)	—
Total distributions	(5.88)	(0.14)	(0.03)	(0.14)	—
Net asset value, end of period	$8.83	$15.45	$15.45	$12.58	$12.55
Total return	(10.04%)	0.93%	23.08%	1.31%	63.20%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$2	$5	$6	$4	$0.51
Ratio of expenses to average net assets	2.28%	2.28%	2.28%	2.28%	2.27%
Ratio of net investment loss to average net assets	(1.12%)	(1.55%)	(1.45%)	(1.62%)	(1.77%)
Ratio of expenses to average net assets before contractual expense reimbursement and waivers	2.83%	2.62%	3.76%	11.14%	16.60%
Ratio of net investment loss to average net assets contractual expense reimbursement and waivers	(1.67%)	(1.89%)	(2.93%)	(10.48%)	(16.10%)
Portfolio turnover rate	138%	22%	19%	18%	22%

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

MID CAP VALUE FUND (continued)

	CLASS R
Condensed data for a share of capital stock	YEARS ENDED MARCH 31,				FOR THE PERIOD ENDED MARCH 31,
outstanding throughout the period	2008 (a)	2007 (a)	2006 (a)	2005	2004#
Net asset value, beginning of period	$15.89	$15.81	$12.81	$12.72	$12.30
Income from investment operations:
Net investment loss	(0.06)	(0.16)	(0.13)	(0.14)	(0.02)
Net gain (loss) on securities (both realized and unrealized)	(0.67)	0.38	3.16	0.37	0.44
Total from investment operations	(0.73)	0.22	3.03	0.23	0.42
Less distributions:
Distributions from capital gains	(5.88)	(0.14)	(0.03)	(0.14)	—
Total distributions	(5.88)	(0.14)	(0.03)	(0.14)	—
Net asset value, end of period	$9.28	$15.89	$15.81	$12.81	$12.72
Total return*	(9.66%)	1.42%	23.68%	1.77%	3.42%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$0.01	$0.01	$0.01	$0.01	$0.01
Ratio of expenses to average net assets**	1.78%	1.78%	1.78%	1.78%	1.78%
Ratio of net investment loss to average net assets**	(0.49%)	(1.06%)	(0.96%)	(1.15%)	(1.25%)
Ratio of expenses to average net assets before contractual expense reimbursement and waivers**	2.41%	2.11%	3.31%	7.26%	8.07%
Ratio of net investment loss to average net assets contractual expense reimbursement and waivers**	(1.12%)	(1.39%)	(2.49%)	(6.63%)	(7.54%)
Portfolio turnover rate	138%	22%	19%	18%	22%

*  Total return not annualized for periods less than one full year.

**  Annualized for periods less than one full year.

#  Sales of Class R Shares began February 17, 2004.

(a)  Per share amount calculated using average shares outstanding method.

See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The AFBA 5Star Fund, Inc. (the Company), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company with the following series: AFBA 5Star Balanced Fund, AFBA 5Star Large Cap Fund, AFBA 5Star Total Return Bond Fund (formerly, AFBA 5Star High Yield Fund), AFBA 5Star USA Global Fund, AFBA 5Star Science & Technology Fund, AFBA 5Star Small Cap Fund and AFBA 5Star Mid Cap Value Fund (formerly, AFBA 5Star Mid Cap Fund). Each series, in effect, represents a separate fund, and is referred to herein as a "Fund" or collectively as the "Funds". Each Fund offers five classes of shares, Class A, Class B, Class C, Class I and Class R. Shares of all classes of a Fund represent equal pro-rata interests in the Fund, except that each class will bear different expenses which will reflect the difference in the range of services provided to them. When purchasing Class A Shares, a sales charge will be incurred at the time of purchase (a "front-end load") based on the dollar amount of the purchase. The maximum initial sales charge is 5.50% (3.75% for the Total Return Bond Fund). All the AFBA 5Star Funds are diversified with the exception of the Science & Technology Fund, which is a non-diversified fund.

The maximum contingent deferred sales charge ("CDSC") for Class B Shares are as follows: AFBA 5Star Balanced Fund, AFBA 5Star Large Cap Fund, AFBA 5Star USA Global Fund, AFBA 5Star Science & Technology Fund, AFBA 5Star Small Cap Fund and AFBA 5Star Mid Cap Value - 4.75%: AFBA 5Star Total Return Bond Fund - 4.00%. The maximum contingent deferred sales charge for Class C Shares for all of the portfolios is 1.00%. Class A generally is not subject to a CDSC fee. Classes I and R have no associated CDSC fees.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Investment Valuation – Equity securities owned by a Fund are valued using the official closing price or the last sale price on the Exchange or in the principal over-the-counter market where they are traded. Where the security is listed on more than one Exchange, the Fund will use the price of that Exchange which it generally considers to be the principal Exchange on which the security is traded. If the last sale price is unavailable, the security is valued at the mean between the last bid and asked prices. Debt securities held by a Fund for which market quotations are readily available are valued at the mean between the last bid and asked prices. Short-term debt investments having maturities of 60 days or less are amortized to maturity based on their cost. If market quotations are not readily available, or the price is not considered representative of market value, any security or other asset is valued at its fair value determined in good faith by the Company's Valuation Committee under procedures adopted by the Company's Board of Directors.

B. Federal and State Taxes – It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute timely all of their net investment company taxable income and net capital gains to shareholders. Therefore, no Federal income tax provision is required.

C. Options – In order to produce incremental earnings and protect gains, the Funds may write covered call options on portfolio securities. When a Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. If an option which a Fund has written either expires on its stipulated expiration date or if a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. The primary risks associated with the use of options are an imperfect correlation between the change in market value of the securities held by the Fund and the price of the option, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. There were no outstanding covered call options or transactions in call options written as of and during the year ended March 31, 2008.

D. Expenses – The Company accounts separately for the assets, liabilities and operations of each Fund. Direct expenses of a Fund or class are charged to that Fund or class. Legal, Audit and Director expenses are allocated equally among the Funds, all other expenses are allocated among the Company's respective series based on relative net assets.

The investment income and expenses of a Fund (other than class specific expenses) and realized and unrealized gains and losses on investments of a Fund are allocated to each class of shares based upon their relative share value on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

E. Investment Transactions and Investment Income – Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income, including the accretion of market discount and amortization of premium on debt securities, is recognized on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for, in accordance with, the Funds' understanding of the applicable country's tax rules and rates.

F. Dividends and Distribution to Shareholders – Dividends from the Balanced Fund's net investment income, if any, are declared and paid quarterly. Dividends from the Total Return Bond Fund's net investment income, if any, are declared and paid monthly. Dividends from the Large Cap, USA Global, Science & Technology, Small Cap and Mid Cap Value Funds' net investment income, if any, are declared and paid semi-annually. Net realized gains on portfolio securities, if any, are distributed at least annually by each Fund. However, to the extent net realized gains can be offset by capital loss carryovers, such gains will not be distributed. Distributions are recorded by the Funds on the ex-dividend date. Distributions of net investment income are determined on a class level and realized gains are determined on a Fund level.

G. Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from such estimates.

NOTES TO FINANCIAL STATEMENTS (continued)

H. Indemnification Arrangements – In the normal course of business, the Company enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Company in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

I. New Accounting Standards – On September 20, 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Funds' financial statements has not been determined.

Effective September 28, 2007, the Funds' adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes", a clarification of FASB Statement No. 109, "Accounting for Income Taxes". FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. FIN 48 was applied to all open tax years as of the effective date. The adoption of FIN 48 had no impact on the Funds' net assets or results of operations.

As of and during the year ended March 31, 2008, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2004.

3. Capital Share Transactions:

The Balanced, Large Cap, Total Return Bond, USA Global and Mid Cap Value Funds are authorized to issue 10,000,000 shares per class with a Par Value of $1.00. Science & Technology and Small Cap Funds, excluding Class A for Small Cap, are authorized to issue 5,000,000 shares per class with a Par Value of $1.00. Small Cap Class A is authorized to issue 15,000,000 shares with a Par Value of $1.00.

With limited exceptions, a 2% fee is assessed on redemptions of Fund shares held less than 60 days to deter short-term trading and protect the interest of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of Fund shares. The fees are paid to the Fund, and have the primary effect of increasing paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

Transactions in the capital shares of the Funds were as follows:

	Balanced Fund
	Year Ended March 31, 2008		Year Ended March 31, 2007
Class I:	Shares	Amount	Shares	Amount
Shares issued	111,856	$1,523,301	145,694	$1,974,788
Shares reinvested	160,371	2,052,639	23,319	321,648
Shares redeemed	(153,949)	(2,210,309)	(748,531)	(10,390,792)
Net increase (decrease)	118,278	$1,365,631	(579,518)	$(8,094,356)
	Balanced Fund (continued)
	Year Ended March 31, 2008		Year Ended March 31, 2007
Class A:	Shares	Amount	Shares	Amount
Shares issued	720,655	$9,918,357	814,319	$11,569,310
Shares reinvested	285,123	3,721,870	41,196	589,639
Shares redeemed	(912,652)	(13,293,984)	(175,282)	(2,494,460)
Net increase	93,126	$346,243	680,233	$9,664,489
Class B:	Shares	Amount	Shares	Amount
Shares issued	6,311	$85,043	53,701	$741,405
Shares reinvested	24,100	308,246	3,070	43,460
Shares redeemed	(23,260)	(335,710)	(6,581)	(92,383)
Net increase	7,151	$57,579	50,190	$692,482
Class C:	Shares	Amount	Shares	Amount
Shares issued	374,064	$5,156,182	383,295	$5,378,510
Shares reinvested	236,935	3,029,910	24,451	345,640
Shares redeemed	(289,291)	(4,023,928)	(151,628)	(2,127,147)
Net increase	321,708	$4,162,164	256,118	$3,597,003
Class R:	Shares	Amount	Shares	Amount
Shares issued	—	$1	667	$8,924
Shares Reinvested	238	2,916	51	694
Shares redeemed	—	—	(1,493)	(21,199)
Net increase (decrease)	238	$2,917	(775)	$(11,581)
	Large Cap Fund
	Year Ended March 31, 2008		Year Ended March 31, 2007
Class I:	Shares	Amount	Shares	Amount
Shares issued	116,812	$1,854,638	23,837	$342,149
Shares reinvested	287,609	4,452,784	—	—
Shares redeemed	(189,332)	(2,796,305)	(69,438)	(994,084)
Net increase (decrease)	215,089	$3,511,117	(45,601)	$(651,935)
Class A:	Shares	Amount	Shares	Amount
Shares issued	104,057	$1,500,654	31,293	$455,071
Shares reinvested	8,565	130,856	—	—
Shares redeemed	(63,744)	(869,827)	(16,390)	(226,988)
Net increase	48,878	$761,683	14,903	$228,083
Class B:	Shares	Amount	Shares	Amount
Shares issued	765	$10,148	—	—
Shares reinvested	1,018	14,712	—	—
Shares redeemed	(4)	(58)	(2,569)	$(35,265)
Net increase (decrease)	1,779	$24,802	(2,569)	$(35,265)
Class C:	Shares	Amount	Shares	Amount
Shares issued	9,347	$136,928	12,679	$176,000
Shares reinvested	6,878	99,456	—	—
Shares redeemed	(5,790)	(82,256)	(2,019)	(28,561)
Net increase	10,435	$154,128	10,660	$147,439

	Large Cap Fund (continued)
	Year Ended March 31, 2008		Year Ended March 31, 2007
Class R:	Shares	Amount	Shares	Amount
Shares issued	398	$6,202	—	—
Shares reinvested	176	2,613	—	—
Shares redeemed	(144)	(2,044)	—	—
Net increase	430	$6,771	—	—
	Total Return Bond Fund
	Year Ended March 31, 2008		Year Ended March 31, 2007
Class I:	Shares	Amount	Shares	Amount
Shares issued	1,156,791	$9,814,736	162,413	$1,476,077
Shares reinvested	102,728	880,602	26,660	240,579
Shares redeemed	(137,037)	(1,197,141)	(119,090)	(1,078,123)
Net increase	1,122,482	$9,498,197	69,983	$638,533
Class A:	Shares	Amount	Shares	Amount
Shares issued	49,080	$462,599	19,385	$186,568
Shares reinvested	24,241	226,818	24,012	231,144
Shares redeemed	(264,774)	(2,504,368)	(404,463)	(3,907,038)
Net decrease	(191,453)	$(1,814,951)	(361,066)	$(3,489,326)
Class B:	Shares	Amount	Shares	Amount
Shares issued	1,024	$10,038	18,901	$180,108
Shares reinvested	11,928	109,720	6,890	65,539
Shares redeemed	(55,409)	(520,737)	(26,946)	(255,440)
Net decrease	(42,457)	$(400,979)	(1,155)	$(9,793)
Class C:	Shares	Amount	Shares	Amount
Shares issued	18,557	$170,003	6,145	$57,962
Shares reinvested	13,569	123,105	12,810	119,937
Shares redeemed	(91,701)	(847,744)	(167,098)	(1,572,523)
Net decrease	(59,575)	$(554,636)	(148,143)	$(1,394,624)
Class R:	Shares	Amount	Shares	Amount
Shares reinvested	149	$1,273	75	$664
Net increase	149	$1,273	75	$664
	USA Global Fund
	Year Ended March 31, 2008		Year Ended March 31, 2007
Class I:	Shares	Amount	Shares	Amount
Shares issued	94,903	$1,595,350	28,906	$465,292
Shares reinvested	328,140	5,560,134	—	—
Shares redeemed	(144,059)	(2,344,854)	(1,374,249)	(21,228,770)
Net increase (decrease)	278,984	$4,810,630	(1,345,343)	$(20,763,478)
Class A:	Shares	Amount	Shares	Amount
Shares issued	140,012	$2,297,317	18,138	$300,736
Shares reinvested	18,666	310,478	—	—
Shares redeemed	(54,761)	(844,267)	(51,066)	(807,409)
Net increase (decrease)	103,917	$1,763,528	(32,928)	$(506,673)
	USA Global Fund (continued)
	Year Ended March 31, 2008		Year Ended March 31, 2007
Class B:	Shares	Amount	Shares	Amount
Shares issued	14,852	$230,111	594	$9,159
Shares reinvested	1,556	24,397	—	—
Shares redeemed	(364)	(6,258)	(68)	(1,034)
Net increase	16,044	$248,250	526	$8,125
Class C:	Shares	Amount	Shares	Amount
Shares issued	25,722	$398,094	10,018	$154,570
Shares reinvested	15,174	239,213	—	—
Shares redeemed	(28,189)	(445,965)	(20,220)	(312,099)
Net increase (decrease)	12,707	$191,342	(10,202)	$(157,529)
Class R:	Shares	Amount	Shares	Amount
Shares reinvested	200	$3,246	—	—
Net increase	200	$3,246	—	—
	Science & Technology Fund
	Year Ended March 31, 2008		Year Ended March 31, 2007
Class I:	Shares	Amount	Shares	Amount
Shares issued	52,198	$741,315	344,688	$4,651,173
Shares reinvested	12,193	165,995	9,578	123,899
Shares redeemed	(41,824)	(595,463)	(71,100)	(921,968)
Net increase	22,567	$311,847	283,166	$3,853,104
Class A:	Shares	Amount	Shares	Amount
Shares issued	39,273	$573,150	82,953	$1,123,713
Shares reinvested	12,611	169,288	7,958	102,432
Shares redeemed	(94,537)	(1,304,355)	(36,993)	(501,050)
Net increase (decrease)	(42,653)	$(561,917)	53,918	$725,095
Class B:	Shares	Amount	Shares	Amount
Shares issued	5,821	$84,078	3,020	$38,328
Shares reinvested	1,094	13,802	429	5,288
Shares redeemed	(4,045)	(45,132)	(6,989)	(83,037)
Net increase (decrease)	2,870	$52,748	(3,540)	$(39,421)
Class C:	Shares	Amount	Shares	Amount
Shares issued	20,885	$289,762	54,836	$725,769
Shares reinvested	11,883	150,975	5,776	71,444
Shares redeemed	(27,966)	(349,898)	(11,806)	(156,263)
Net increase	4,802	$90,839	48,806	$640,950
Class R:	Shares	Amount	Shares	Amount
Shares issued	148	$2,214	36	$500
Shares reinvested	106	1,404	63	796
Shares redeemed	(197)	(2,288)	(1)	(12)
Net increase	57	$1,330	98	$1,284

NOTES TO FINANCIAL STATEMENTS (continued)

	Small Cap Fund
	Year Ended March 31, 2008		Year Ended March 31, 2007
Class I:	Shares	Amount	Shares	Amount
Shares issued	109,015	$1,578,823	372,394	$6,458,247
Shares reinvested	293,024	4,306,445	7,477	135,437
Shares redeemed	(260,766)	(4,236,765)	(66,242)	(1,133,873)
Net increase	141,273	$1,648,503	313,629	$5,459,811
Class A:	Shares	Amount	Shares	Amount
Shares issued	472,893	$8,105,359	3,678,650	$65,569,043
Shares reinvested	1,629,309	25,026,277	222,579	3,971,160
Shares redeemed	(10,862,635)	(198,282,674)	(2,275,133)	(40,215,784)
Net increase (decrease)	(8,760,433)	$(165,151,038)	1,626,096	$29,324,419
Class B:	Shares	Amount	Shares	Amount
Shares issued	2,568	$45,111	13,021	$223,588
Shares reinvested	70,593	963,560	3,836	65,715
Shares redeemed	(57,809)	(870,289)	(41,184)	(696,682)
Net increase (decrease)	15,352	$138,382	(24,327)	$(407,379)
Class C:	Shares	Amount	Shares	Amount
Shares issued	32,977	$516,512	328,254	$5,669,323
Shares reinvested	377,531	5,213,646	24,272	416,107
Shares redeemed	(903,236)	(13,543,736)	(340,839)	(5,703,683)
Net increase (decrease)	(492,728)	$(7,813,578)	11,687	$381,747
Class R:	Shares	Amount	Shares	Amount
Shares issued	952	$12,812	647	$11,423
Shares reinvested	792	11,311	26	455
Shares redeemed	(571)	(7,319)	(96)	(1,735)
Net increase	1,173	$16,804	577	$10,143
	Mid Cap Value Fund
	Year Ended March 31, 2008		Year Ended March 31, 2007
Class I:	Shares	Amount	Shares	Amount
Shares issued	44,136	$608,918	670,512	$10,059,318
Shares reinvested	379,233	4,522,715	1,207	18,567
Shares redeemed	(37,975)	(548,252)	(44,038)	(644,336)
Net increase	385,394	$4,583,381	627,681	$9,433,549
Class A:	Shares	Amount	Shares	Amount
Shares issued	68,503	$880,091	260,596	$3,988,360
Shares reinvested	134,729	1,579,808	7,730	117,778
Shares redeemed	(739,165)	(11,503,839)	(275,147)	(4,241,461)
Net decrease	(535,933)	$(9,043,940)	(6,821)	$(135,323)
Class B:	Shares	Amount	Shares	Amount
Shares issued	543	$5,655	4,561	$69,839
Shares reinvested	9,065	98,579	162	2,384
Shares redeemed	(7,842)	(86,928)	(3,147)	(45,680)
Net increase	1,766	$17,306	1,576	$26,543
	Mid Cap Value Fund (continued)
	Year Ended March 31, 2008		Year Ended March 31, 2007
Class C:	Shares	Amount	Shares	Amount
Shares issued	22,395	$357,813	73,776	$1,079,487
Shares reinvested	126,201	1,377,758	3,337	49,053
Shares redeemed	(244,154)	(3,297,782)	(109,900)	(1,624,467)
Net decrease	(95,558)	$(1,562,211)	(32,787)	$(495,927)
Class R:	Shares	Amount	Shares	Amount
Shares issued	58	$677	22	$336
Shares reinvested	477	5,429	8	117
Shares redeemed	(63)	(668)	(20)	(316)
Net increase	472	$5,438	10	$137

4. Agreements and other Transactions with Affiliates:

Management fees are paid to AFBA 5Star Investment Management Company ("AFBA") at the rate of 0.80% per annum of the average daily net asset values of the Funds and are reflected on the Statement of Operations. Prior to July 15, 2007, AFBA employed at its own expense Kornitzer Capital Management, Inc. ("KCM") as sub-advisor to manage the assets of the Funds on a day-to-day basis. AFBA paid KCM a fee of one third of one percent (0.33%) for this service. For the period April 1, 2007 through July 15, 2007, KCM received $86,782, $24,664, $19,913, $26,643, $13,725, $248,026 and $33,449 for the Balanced, Large Cap, Total Return Bond, USA Global, Science & Technology, Small Cap and Mid Cap Value Funds, respectively.

Effective July 16, 2007 AFBA began employing Bjurman, Barry & Associates, Dreman Value Management, LLC, Financial Counselors, Inc., Marvin & Palmer Associates, Inc., The London Company and TrendStar Advisors, LLC as sub-advisors to manage the assets of the Funds on a day-to-day basis. AFBA pays each sub-advisor 0.33% of the assets they manage, with the exception of Financial Counselors, Inc. which receives 0.27% of the assets it manages. For the period July 16, 2007 through March 31, 2008, each sub-advisor received the following fees paid:

Bjurman, Barry & Associates Small Cap Fund	$77,461
Dreman Value Management, LLC Mid Cap Value Fund	$52,291
Financial Counselors, Inc. Balanced Fund	$49,080
Total Return Bond Fund	$42,439
Marvin & Palmer Associates, Inc. Large Cap Fund	$64,247
USA Global Fund	$70,161
The London Company Balanced Fund	$140,525
Small Cap Fund	$28,766
TrendStar Advisors, LLC Science & Technology Fund	$32,178
Small Cap Fund	$82,754

During the year ended March 31, 2008, AFBA had contractually agreed to pay, for all classes, certain expenses of the Balanced and Total Return Bond Funds such that the total annual operating expenses of a Fund would not exceed 1.08% (excluding 12b-1 distribution and shareholding services fees and extraordinary expenses) of their average daily net assets. This agreement continues through July 31, 2009 and may terminate thereafter. Effective August 1, 2003, AFBA had contractually agreed to pay certain expenses of the Small Cap and Mid Cap Value Funds such that the total annual operating expenses would not exceed 1.28% (excluding 12b-1 distribution and shareholding services fees and extraordinary expenses) of their average daily net assets. This agreement continues through July 31, 2009 and may terminate thereafter. Effective August 1, 2003, AFBA had contractually agreed to pay certain expenses of the Science & Technology Fund such that the total annual operating expenses would not exceed 1.28% (excluding 12b-1 distribution and shareholding services fees and extraordinary expenses) of their average daily net assets. This agreement expired on July 31, 2007. Effective August 1, 2007, AFBA has contractually agreed to pay certain expenses of the Science & Technology Fund such that the total annual operating expense would not exceed 1.50% (excluding 12b-1 distribution and shareholding services fees and extraordinary expenses) of their average daily net assets. This agreement continues through July 31, 2009 and may terminate thereafter. Effective March 27, 2004, AFBA has contractually agreed to pay certain expenses of the Large Cap and USA Global Funds such that the total annual operating expenses will not exceed 1.28% (excluding 12b-1 distribution and shareholding services fees and extraordinary expenses) of either Fund's average daily net assets. This agreement continues through July 31, 2009 and may terminate thereafter.

When a Fund's assets grow to a point where fee waivers and/or expense reimbursements are no longer necessary to meet the expense limitation target, AFBA may seek to recoup amounts it waived or expenses that it paid. AFBA will only seek to recoup such amounts if total fund operating expenses plus the amounts recouped do not exceed the expense limitation target. AFBA shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or paid. The table below indicates the total amount of fees waived and/or expenses borne by AFBA during the last three years ended March 31, 2008 and is therefore currently eligible for recoupment by AFBA assuming that the total fund operating expenses are low enough so that when added to total recoupment amounts they do not exceed the expense limitation target:

Balanced Fund	$612,412
Large Cap Fund	349,341
Total Return Bond Fund	522,969
USA Global Fund	335,099
Science & Technology Fund	269,534
Small Cap Fund	266,272
Mid Cap Value Fund	374,322

The table below indicates the amount of advisory fees waived for the year ended March 31, 2008:

Balanced Fund	$285,218
Large Cap Fund	133,106
Total Return Bond Fund	174,006
USA Global Fund	148,205
Science & Technology Fund	111,276
Small Cap Fund	265,253
Mid Cap Value Fund	146,307

In addition, for the year ended March 31, 2008, AFBA has reimbursed the Total Return Bond Fund and the Science & Technology Fund for expenses in the amounts of $14,336 and $16,235, respectively.

PFPC Inc. ("PFPC"), an indirect majority-owned subsidiary of The PNC Financial Services Group, Inc., provides the Funds with administrative services pursuant to an administration agreement. The services include the day-to-day administration of matters related to the corporate existence of the Company, maintenance of its records, preparation of reports, supervision of the Company's arrangements with its custodian and assistance in the preparation of the Company's registration statements under federal and state laws. From time to time, PFPC may waive all or a portion of its fees. For the year ended March 31, 2008, no fees were waived.

PFPC also serves as transfer agent for the Funds and receives reimbursement of certain expenses plus a fee for related services pursuant to a transfer agency agreement with the Company. From time to time, PFPC may waive all or a portion of its fees. For the year ended March 31, 2008, no fees were waived.

PFPC Trust Company serves as the custody agent for the Funds and receives reimbursement of certain expenses plus a fee for related services pursuant to a custodian agreement.

At March 31, 2008, Armed Forces Benefit Association, the parent company of AFBA, held the following percentage of ownership in the Funds.

Fund	Percentage of Ownership
Balanced	40.26%
Large Cap	67.17%
Total Return Bond	69.69%
USA Global	59.94%
Science & Technology	53.35%
Small Cap	13.30%
Mid Cap Value	57.32%

The Funds have adopted a Shareholder Service Plan and Distribution Plan (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans authorize payments by the Funds in connection with the distribution of their shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of each Fund's average daily net assets for Class A shares, up to 1.00% of each Fund's average daily net assets for Class B and C shares and up to 0.50% of each Fund's average daily net assets for Class R shares.

The table below indicates these expenses by specific classes for the year ended March 31, 2008:

	12b-1 Fees
Fund	Class B	Class C	Class R
Balanced	$13,691	$120,728	$50
Large Cap	558	3,745	49
Total Return Bond	13,786	12,513	40
USA Global	994	7,761	46
Science & Technology	1,048	15,040	60
Small Cap	20,224	115,603	103
Mid Cap Value	2,310	30,865	49

Certain officers and directors of AFBA and its parent are also officers and directors of the Company.

NOTES TO FINANCIAL STATEMENTS (continued)

	Shareholder Service Fees
Fund	Class A	Class B	Class C	Class R
Balanced	$54,798	$4,564	$40,243	$22
Large Cap	2,352	186	1,248	21
Total Return Bond	7,184	4,595	4,171	18
USA Global	5,020	331	2,587	19
Science & Technology	6,058	349	5,014	25
Small Cap	250,270	6,741	38,534	44
Mid Cap Value	18,504	770	10,288	21

5. Investment Transactions:

Investment transactions for the year ended March 31, 2008 (excluding maturities of short-term commercial notes, repurchase agreements, and U.S. government securities) were as follows:

Balanced Fund
Purchases	$79,671,045
Proceeds from sales	83,619,716
Large Cap Fund
Purchases	$65,620,124
Proceeds from sales	66,580,405
Total Return Bond Fund
Purchases	$19,164,399
Proceeds from sales	17,038,046
USA Global Fund
Purchases	$72,095,026
Proceeds from sales	72,262,000
Science & Technology Fund
Purchases	$7,578,743
Proceeds from sales	8,761,237
Small Cap Fund
Purchases	$189,274,437
Proceeds from sales	383,385,863
Mid Cap Value Fund
Purchases	$34,789,603
Proceeds from sales	50,425,787

Investment transactions for the year ended March 31, 2008, purchases and sales of U.S. government securities were as follows:

Balanced Fund
Purchases	$11,665,984
Proceeds from sales	8,307,975
Total Return Bond Fund
Purchases	$10,069,568
Proceeds from sales	4,701,334

6. Federal Income Tax Information:

No provision for Federal income taxes is required since each Fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Because Federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

Distributions during the year ended March 31, 2008 were characterized as follows for tax purposes:

Fund	Ordinary Income	Long Term Capital Gain
Balanced	$4,279,003	$13,282,752
Large Cap	—	5,167,070
Total Return Bond	933,772	1,193,162
USA Global	—	6,926,664
Science & Technology	55,679	1,075,742
Small Cap	2,073,256	35,883,523
Mid Cap Value	1,640,531	7,093,914

The tax character of net assets at March 31, 2008 were as follows:

Fund	Unrealized Appreciation	Unrealized Depreciation	Undistributed Ordinary Income (Loss)
Balanced	$5,966,065	$(5,419,863)	$749,959
Large Cap	1,882,157	(752,874)	—
Total Return Bond	1,006,670	(426,233)	24,003
USA Global	2,040,628	(922,013)	—
Science & Technology	1,622,463	(1,537,935)	—
Small Cap	1,834,733	(9,553,785)	—
Mid Cap Value	602,047	(4,305,960)	7,072
Fund	Undistributed/ Accumulated Capital Gain (Loss)*	Paid-In Capital	Net Assets
Balanced	$494,221	$79,238,921	$81,029,303
Large Cap	(1,072,278)	24,466,785	24,523,790
Total Return Bond	(131,819)	26,643,146	27,115,767
USA Global	(1,566,471)	28,124,287	27,676,431
Science & Technology	(127,842)	11,346,770	11,303,456
Small Cap	(6,242,981)	60,562,460	46,600,427
Mid Cap Value	(764,622)	21,942,677	17,481,214

* Excludes the effect of post-October capital loss deferral listed below.

Under the current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For fiscal year ended March 31, 2008, the following Funds deferred capital losses:

Fund	Post October Capital Loss
Large Cap	$1,072,278
Total Return Bond	131,819
USA Global	1,566,478
Science & Technology	127,845
Small Cap	6,244,802
Mid Cap Value	764,685

Further, the Funds intend to retain realized capital gains that may be offset against available capital loss carryforwards for Federal income tax purposes. For Federal income tax purposes, the Funds had no capital loss carryovers at March 31, 2008.

For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended March 31, 2008, the Funds recorded the following permanent reclassifications, with offsetting adjustments made to paid-in-capital and net realized gain/loss on investments. Results of operation and net assets were not affected by these reclassifications:

Fund	Undistributed Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments	Paid in Capital
Large Cap	$99,607	$175	$(99,782)
Total Return Bond	989	(989)	—
USA Global	120,343	—	(120,343)
Science & Technology	143,706	(29,280)	(114,426)
Small Cap	1,200,140	(24,696,367)	23,496,227
Mid Cap Value	86,641	(86,641)	—

At March 31, 2008, the cost of securities for Federal income tax purposes were as follows:

Fund	Tax Cost
Balanced	$79,901,323
Large Cap	23,124,142
Total Return Bond	26,290,237
USA Global	27,306,190
Science & Technology	11,352,673
Small Cap	54,529,175
Mid Cap Value	22,161,193

The difference between book basis and tax basis is attributable to the tax deferral of losses on wash sales.

7. Concentration of Ownership:

At any time, the Funds may have concentrations of shareholders holding a significant percentage of shares outstanding in their respective share classes. Investment activities of these shareholders could have a material impact on the class.

At March 31, 2008, each share class had the following number of shareholders who held in the aggregate the following percent of shares:

Share Class	Number of Shareholders	% of Outstanding Shares
Balanced Fund Class I	1	79
Balanced Fund Class R	1	100
Large Cap Fund Class I	1	73
Large Cap Fund Class B	3	56
Large Cap Fund Class R	2	100
Total Return Bond Fund Class I	1	86
Total Return Bond Fund Class R	1	100
USA Global Fund Class I	1	70
USA Global Fund Class A	1	37
USA Global Fund Class B	4	60
USA Global Fund Class R	1	100
Share Class	Number of Shareholders	% of Outstanding Shares
Science & Technology Fund Class I	1	76
Science & Technology Fund Class B	1	29
Science & Technology Fund Class R	2	100
Small Cap Fund Class I	2	73
Small Cap Fund Class A	1	41
Small Cap Fund Class R	3	100
Mid Cap Value Fund Class I	1	83
Mid Cap Value Fund Class B	1	12
Mid Cap Value Fund Class R	1	96

8. In-Kind Redemption:

During the year ended March 31, 2008, the Small Cap Fund distributed securities in lieu of cash for shareholder redemptions. The value of the redemptions was $76,832,666 which resulted in a realized gain of $24,696,367 to the Fund.

9. Change of Independent Registered Public Accounting Firm

The Board has selected Cohen Fund Audit Services, Ltd. ("Cohen") to serve as AFBA 5Star Funds (the "Registrant") independent registered public accounting firm for the Registrant's fiscal year ended March 31, 2008. The decision to select Cohen was recommended by the Audit Committee and was approved by the Board on December 12, 2007. During the Registrant's fiscal years ended March 31, 2007 and March 31, 2006, and through December 12, 2007, neither the Registrant, nor anyone on their behalf has consulted with Cohen on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(iv) of said Item 304).

The decision to dismiss PricewaterhouseCoopers LLP ("PwC"), the Registrant's previous independent registered public accounting firm, was recommended by the Registrant's Audit Committee and approved by the Funds' Board of Directors. PwC's report on the Registrant's financial statements for the fiscal years ended March 31, 2007 and March 31, 2006, contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Registrant's fiscal years ended March 31, 2007 and March 31, 2006, and through December 12, 2007, (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Registrant's financial statements for such years, and (ii) there were no reportable events of the kind described in Item 302(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The Registrant has requested that PwC furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated May 29, 2008, is filed as an Exhibit with the Registrant's Form N-SAR for the period ended March 31, 2008.

NOTES TO FINANCIAL STATEMENTS (continued)

10. Subsequent Event:

Effective April 1, 2008, the Funds' Class R Shares closed to new investment, including additional purchases by current shareholders. All shares of the Class R Shares outstanding at the close of business on April 1, 2008 were automatically converted into A Shares of the same Fund (the "Transaction"), with an aggregate net asset value equal to the aggregate net asset value of the Class R Shares so converted. Any applicable sales charge attributable to the Class A Shares were waived for those shares acquired in connection with the Transaction.

REPORT OF INDEPENDENT
REGISTERED PUBLIC
  ACCOUNTING FIRM

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of AFBA 5Star Fund, Inc., comprising the AFBA 5Star Balanced Fund, AFBA 5Star Large Cap Fund, AFBA 5Star Total Return Bond Fund, AFBA 5Star USA Global Fund, AFBA 5Star Science & Technology Fund, AFBA 5Star Small Cap Fund, and AFBA 5Star Mid Cap Value Fund (the "Funds") as of March 31, 2008, and the related statements of operations, statements of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets and the financial highlights for the periods indicated prior to March 31, 2008 were audited by another independent accounting firm who expressed unqualified opinions on those statements and highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the Funds' custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting AFBA 5Star Fund, Inc., as of March 31, 2008, the results of their operations, the changes in their net assets, and their financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Cohen Fund Audit Services, Ltd.
Westlake, Ohio
May 27, 2008

AFBA 5STAR

ADDITIONAL INFORMATION FOR
  SHAREHOLDERS (unaudited)

Proxy Voting Policy and Voting Record

A description of the Funds' proxy voting policies and procedures is available without charge by request by calling 1-800-243-9865 or on the SEC's website at www.sec.gov.

In addition, each Fund's complete proxy voting record for the twelve month period ended June 30, 2007 is available without charge by request by calling 1-800-243-9865 or on the SEC's website at www.sec.gov.

Quarterly Portfolio Disclosure

The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Funds file the schedule of portfolio holding with the SEC on Form N-CSR (first and third calendar quarter) and on Form N-Q within 60 days of the end of the fiscal quarter. The Funds' Form N-Q is available on the SEC's website at www.sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. In addition, the Funds' Form N-Q and Form N-CSR are available, without charge, upon request, by calling toll free 1-800-243-9865.

Qualified Dividend Income (unaudited):

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act"), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2008 are designed as "qualified dividend income", as defined in the Act, and are subject to reduced tax rates in 2007.

Fund	Qualified Dividend Percentage
Balanced	37%
Large Cap	0%
Total Return Bond	1%
USA Global	0%
Science & Technology	80%
Small Cap	45%
Mid Cap Value	16%

Dividends Received Deduction (unaudited)

The following percentage of ordinary dividends paid during the fiscal year ended March 31, 2008 which qualify for the corporate dividends received deduction is as follows:

Fund	Dividend Receivable Deduction
Balanced	34%
Large Cap	0%
Total Return Bond	1%
USA Global	0%
Science & Technology	72%
Small Cap	45%
Mid Cap Value	16%

Long-Term Capital Gain Distributions:

For the Funds, distribution to shareholders from long-term capital gains, subject to the 15% rate gains, are as follows:

Long-Term Capital Fund Gains Distribution
Balanced	$13,282,752
Large Cap	5,167,070
Total Return Bond	1,193,162
USA Global	6,926,664
Science & Technology	1,075,742
Small Cap	35,883,523
Mid Cap Value	7,093,914

MANAGEMENT OF AFBA
5STAR FUND, INC.

Directors and Officers. The Funds are managed by AFBA 5Star Investment Management Company (the "Manager") subject to the supervision and control of the Board. The Board meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Company. The following table lists the officers and Directors of the Company, their birth dates, position, term of office and principal occupation. The address of each person listed below is 909 North Washington Street, Alexandria, Virginia 22314.

Name, Birthdate	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Trusteeships/ Directorships Held by Director
INDEPENDENT DIRECTORS

General Monroe W. Hatch, Jr., USAF (Ret.) (11/20/33)	Director	Director since January 1997. Shall serve as Director until his resignation, or until terminated or until his successor is elected and qualified.	Consultant to Industry on National Security, June 1990-present.	7	Trustee, ANSER Corporation (non-profit research institute); Trustee, Vaughn College of Aeronautics; Trustee, Flacon Foundation (private non-profit scholarship foundation).

General Louis C. Wagner, Jr., USA (Ret.) (01/24/32)	Director	Director since January 1997. Shall serve as Director until his resignation, or until terminated or until his successor is elected and qualified.	Private Consultant to industry and defense agencies, January 1990-present.	7	Senior Fellow, Association of U.S. Army; Board of Advisors, Army Retirement Residence Foundation – Potomac (non-profit foundation); Board of Regents, National Eagle Scouts Association; Board of Advisors, Jewish Institute for National Security Affairs; President's Advisory Board, Advanced Technology Institute (non-profit research institute).

Lieutenant General John S. Fairfield, USAF (Ret.) (05/02/41)	Director	Director since May 2002. Shall serve as Director until his resignation, or until terminated or until his successor is elected and qualified.	Partner and Director, Strategic Business Relationships Team, IBM, Public Sector, March 2003-present.	7	Member, Board of Directors, Skybuilt Power (Solar Power Company) June 2003-present; Member, Board of Trustees, Wakefield School (Private Educational Institution), June 2004-present; Trustee, US Air Force Academy Falcon Foundation, 2000-present; and Member, Juniper Networks Federal Advisory Board, 2005-present.

Brigadier General Henry J. Sechler, USAF (Ret.) (07/23/32)	Director	Director since January 1997. Shall serve as Director until his resignation, or until terminated or until his successor is elected and qualified.	Retired since 2000. Formerly, Consultant and Vice President, General Dynamics Corp (defense contractor).	7	None.

MANAGEMENT OF AFBA
5STAR FUND, INC. (continued)

Name, Birthdate	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Trusteeships/ Directorships Held by Director
INTERESTED DIRECTORS

General Ralph E. Eberhart USAF (Ret.)* (12/26/46)	Chairman and Director	Chairman and Director since December 2004. Shall serve as Chairman and Director, until his resignation or termination or until his successor is elected and qualified.	President, Armed Forces Benefit Association, December 2004-present; Director and Chairman, 5Star Life Insurance Company, December 2004-present; Director and Chairman, 5Star Bank, December 2004-present; Director and Chairman, AFBA 5Star Investment Management Company, December 2004-present; Manager, 5Star Financial, LLC, December 2004-present; Former Commander, NORAD/USNORTHCOM (U.S. Air Force); Former Commander NORAD/USSPACE/AFSPACE (U.S. Air Force).	7	Advisory Board Member, ManTech International (government technology contractor); Advisory Board Member, The Spectrum Group (consulting services); Advisory Board Member, ICX Technologies (security products); Director, Standard Aero (service provider to global aerospace, defense and energy industries); Director, ObjectVideo (surveillance products); Director, EIDPassport (security products); Director, TERMA North America, Inc. (high-tech solution applications).

Robert E. Morrison, Jr.[1] (03/07/57)	Director and President	Director since October 2007 and President since August 2006. Shall serve as Director and President at the pleasure of the Board or until his resignation or termination or until his successor is elected or qualified.	President and Director of AFBA 5Star Investment Management Company; Former Principal of Morrison Consulting; and Former President and Chief Executive Officer of Sky Trust and Sky Wealth Management.	7	None.

Charles A. Gabriel[2] (03/22/55)	Director	Director since October 2007. Shall serve as Director at the pleasure of the Board or until his resignation or termination or until his successor is elected or qualified.	Managing Director, Capital Alpha Partners; and Former Senior V. P., Head of Washington Research Prudential Securities, Inc., 1995-2007.	7	None.

Name, Birthdate	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Trusteeships/ Directorships Held by Director
OFFICER(S) WHO ARE NOT DIRECTORS

Andrew J. Welle (10/28/66)	Senior Vice President and Secretary	Senior Vice President since February 2005 and Secretary since July 2003. Shall serve as Senior Vice President and Secretary at the pleasure of the Board or until his resignation or termination or until his successor is elected or qualified.	President of AFBA 5Star Securities Company; Senior Vice President and Chief Operating Officer of AFBA 5Star Investment Management Company.	N/A	N/A

Michael E. Houchins (07/30/69)	Chief Financial Officer and Treasurer	Chief Financial Officer and Treasurer since February 2006. Shall serve as Chief Financial Officer and Treasurer until his resignation or termination or until his successor is elected and qualified.	Chief Financial Officer and Treasurer of AFBA 5Star Investment Management Company. Formerly Vice-President of the Armed Forces Benefit Association.	N/A	N/A

Salvatore Faia, Esq., CPA (12/25/62)	Chief Compliance Officer	Chief Compliance Officer since August 2004. Shall service as Chief Compliance Officer until his resignation, or until terminated or until his successor is elected and qualified.	President, Vigilant Compliance Services 2004 to present; Senior Legal Counsel, PFPC Inc. 2002 to 2004; Chief Legal Counsel, Corviant Corporation (Investment Adviser, Broker-Dealer and Service Provider to Investment Advisers and Separate Account Providers) 2001 to 2002; Partner, Pepper Hamilton LLP (law firm) 1997 to 2001.	N/A	N/A

  *  General Ralph E. Eberhart, USAF (Ret.) is considered an interested person of the Company under the federal securities laws due to his positions as an officer and/or chairman of AFBA 5Star Investment Management Company, the Manager of the Funds and other AFBA 5Star entities.

  1  Mr. Morrison is considered an interested person of the Company under the federal securities laws due to his position as President of AFBA 5Star Investment Management Company.

  2  Mr. Gabriel is an interested person of the Company under the federal securities laws due to his former position as a Director of AFBA 5Star Investment Management Company.

SHAREHOLDER VOTING RESULTS (unaudited)

October 26, 2007 Special Meeting of Shareholders

A Special Meeting of Shareholders (the "Meeting") of the Funds was held on October 26, 2007 and the votes cast at the Meeting were as follows:

With respect to the approval of the election of the following Directors:

Balanced Fund

	For	Against	Abstain
General Monroe W. Hatch, Jr. USAF (Ret.)	5,869,839	6,372	0.000
General Louis C. Wagner, Jr. USA (Ret.)	5,873,260	2,950	0.000
Lieutenant General John S. Fairfield, USAF (Ret.)	5,869,839	6,372	0.000
Brigadier General Henry J. Sechler, USAF (Ret.)	5,873,260	2,950	0.000
General Ralph E. Eberhart, USAF (Ret.)	5,869,839	6,372	0.000
Charles A. Gabriel	5,869,839	6,372	0.000
Robert E. Morrison, Jr.	5,867,504	8,707	0.000

Total Return Bond Fund

	For	Against	Abstain
General Monroe W. Hatch, Jr. USAF (Ret.)	1,983,976	8,105	0.000
General Louis C. Wagner, Jr. USA (Ret.)	1,983,976	5,032	0.000
Lieutenant General John S. Fairfield, USAF (Ret.)	1,983,976	8,105	0.000
Brigadier General Henry J. Sechler, USAF (Ret.)	1,983,976	5,032	0.000
General Ralph E. Eberhart, USAF (Ret.)	1,983,976	8,105	0.000
Charles A. Gabriel	1,983,976	8,105	0.000
Robert E. Morrison, Jr.	1,987,049	5,032	0.000

Large Cap Fund

	For	Against	Abstain
General Monroe W. Hatch, Jr. USAF (Ret.)	1,302,395	4,542	0.000
General Louis C. Wagner, Jr. USA (Ret.)	1,305,245	1,692	0.000
Lieutenant General John S. Fairfield, USAF (Ret.)	1,302,395	4,542	0.000
Brigadier General Henry J. Sechler, USAF (Ret.)	1,305,245	1,692	0.000
General Ralph E. Eberhart, USAF (Ret.)	1,302,395	4,542	0.000
Charles A. Gabriel	1,302,731	4,206	0.000
Robert E. Morrison, Jr.	1,305,581	1,356	0.000

Mid Cap Value Fund

Name of Director	For	Against	Abstain
General Monroe W. Hatch, Jr. USAF (Ret.)	1,660,897	389	0.000
General Louis C. Wagner, Jr. USA (Ret.)	1,660,897	389	0.000
Lieutenant General John S. Fairfield, USAF (Ret.)	1,660,897	389	0.000
Brigadier General Henry J. Sechler, USAF (Ret.)	1,660,897	389	0.000
General Ralph E. Eberhart, USAF (Ret.)	1,660,897	389	0.000
Charles A. Gabriel	1,660,897	389	0.000
Robert E. Morrison, Jr.	1,659,967	1,319	0.000

Science & Technology Fund

Name of Director	For	Against	Abstain
General Monroe W. Hatch, Jr. USAF (Ret.)	914,229	1,018	0.000
General Louis C. Wagner, Jr. USA (Ret.)	914,229	1,018	0.000
Lieutenant General John S. Fairfield, USAF (Ret.)	914,229	1,018	0.000
Brigadier General Henry J. Sechler, USAF (Ret.)	914,229	1,018	0.000
General Ralph E. Eberhart, USAF (Ret.)	914,229	1,018	0.000
Charles A. Gabriel	914,768	479	0.000
Robert E. Morrison, Jr.	914,577	670	0.000

Small Cap Fund

Name of Director	For	Against	Abstain
General Monroe W. Hatch, Jr. USAF (Ret.)	5,776,699	11,876	0.000
General Louis C. Wagner, Jr. USA (Ret.)	5,776,699	11,876	0.000
Lieutenant General John S. Fairfield, USAF (Ret.)	5,776,699	11,876	0.000
Brigadier General Henry J. Sechler, USAF (Ret.)	5,776,699	11,876	0.000
General Ralph E. Eberhart, USAF (Ret.)	5,776,699	11,876	0.000
Charles A. Gabriel	5,776,699	11,876	0.000
Robert E. Morrison, Jr.	5,776,598	11,977	0.000

USA Global Fund

Name of Director	For	Against	Abstain
General Monroe W. Hatch, Jr. USAF (Ret.)	1,239,749	15,913	0.000
General Louis C. Wagner, Jr. USA (Ret.)	1,241,241	14,421	0.000
Lieutenant General John S. Fairfield, USAF (Ret.)	1,239,749	15,913	0.000
Brigadier General Henry J. Sechler, USAF (Ret.)	1,240,905	14,757	0.000
General Ralph E. Eberhart, USAF (Ret.)	1,239,749	15,913	0.000
Charles A. Gabriel	1,240,359	15,303	0.000
Robert E. Morrison, Jr.	1,241,516	14,146	0.000

With respect to the approval of an agreement and plan of reorganization, pursuant to which the Company would be reorganized as a Delaware statutory trust:

Fund	For	Against	Abstain
Balanced Fund	3,159,161	3,548	9,534
Total Return Bond Fund	1,311,306	2,659	1,780
Large Cap Fund	1,166,758	1,874	2,155
Mid Cap Value Fund	918,853	0	121
Science & Technology	668,876	1,014	2,745
Small Cap Fund	1,060,267	12,483	4,611
USA Global Fund	1,076,014	2,171	2,202

With respect to the approval of new sub-investment advisory agreement(s) for each Fund:

Fund	For	Against	Abstain
Balanced Fund
Agreement with The London Company of Virginia	3,160,403	3,377	8,464
Agreement with Financial Counselors, Inc.	3,159,544	4,236	8,464
Total Return Bond Fund	1,312,752	2,659	334
Large Cap Fund	1,168,913	1,874	0.000
Mid Cap Value Fund	915,551	3,301	121
Science &Technology Fund	669,415	2,557	663
Small Cap Fund Agreement with Bjurman, Barry & Associates	980,595	11,844	4,197
Agreement with TrendStar Advisors, LLC	979,956	12,483	4,197
Agreement with The London Company of Virginia	979,956	12,483	4,197
USA Global Fund	1,076,854	1,005	2,527

With respect to the approval of a "manager of managers" structure for each Fund:

Fund	For	Against	Abstain
Balanced Fund	3,161,664	3,057	7,523
Total Return Bond Fund	1,311,358	4,057	330
Large Cap Fund	1,168,937	1,649	201
Mid Cap Value Fund	915,551	3,301	121
Science &Technology Fund	669,045	3,096	494
Small Cap Fund	1,059,759	12,436	5,169
USA Global Fund	1,076,388	2,475	1,523

With respect to the approval of a modification of certain fundamental investment restrictions regarding:

Balanced Fund

	For	Against	Abstain
Borrowing	3,156,664	10,995	4,585
Issuing senior securities	3,159,843	7,573	4,829
Underwriting	3,156,421	7,038	8,786
Investments in real estate	3,156,421	10,995	4,829
Investments in commodities	3,156,421	10,995	4,829
Lending	3,161,112	6,305	4,829
Industry concentration	3,155,886	11,530	4,829

Total Return Bond Fund

	For	Against	Abstain
Borrowing	1,311,671	4,057	17
Issuing senior securities	1,310,228	5,500	17
Underwriting	1,311,282	4,115	348
Investments in real estate	1,311,341	4,057	348
Investments in commodities	1,311,271	4,126	348
Lending	1,310,287	5,111	348
Industry concentration	1,311,341	4,057	348

Large Cap Fund

	For	Against	Abstain
Borrowing	1,168,809	1,978	0
Issuing senior securities	1,168,913	1,850	24
Underwriting	1,168,913	1,649	225
Investments in real estate	1,169,029	1,556	201
Investments in commodities	1,168,608	1,556	622
Lending	1,168,913	1,673	201
Industry concentration	1,168,913	1,673	201

Mid Cap Value Fund

	For	Against	Abstain
Borrowing	915,551	3,301	121
Issuing senior securities	913,051	5,801	121
Underwriting	915,551	3,301	121
Investments in real estate	913,051	5,801	121
Investments in commodities	915,551	3,301	121
Lending	918,853	0	121
Industry concentration	913,051	2,499	3,422

Science & Technology Fund

	For	Against	Abstain
Borrowing	668,457	3,615	663
Issuing senior securities	668,457	3,615	663
Underwriting	667,918	4,154	663
Investments in real estate	668,457	3,615	663
Investments in commodities	668,457	3,615	663
Lending	668,457	3,615	663
Industry concentration	667,918	2,072	2,745

Small Cap Fund

	For	Against	Abstain
Borrowing	1,039,763	22,703	14,676
Issuing senior securities	1,049,597	16,826	11,019
Underwriting	1,048,458	16,643	12,342
Investments in real estate	1,051,200	20,170	6,522
Investments in commodities	1,052,616	18,755	6,522
Lending	1,043,121	28,249	6,522
Industry concentration	1,043,959	24,729	9,204

SHAREHOLDER VOTING RESULTS (unaudited)

USA Global Fund

	For	Against	Abstain
Borrowing	1,076,359	2,028	1,999
Issuing senior securities	1,076,986	1,401	1,999
Underwriting	1,077,478	909	1,999
Investments in real estate	1,071,098	6,676	2,613
Investments in commodities	1,070,880	7,507	1,999
Lending	1,075,913	2,474	1,999
Industry concentration	1,076,865	909	2,613

With respect to the approval of a modification of the fundamental investment restrictions of the Balanced, Total Return Bond, Large Cap and USA Global Funds regarding the diversification of investments:

Fund	For	Against	Abstain
Balanced Fund	3,155,883	11,776	4,585
Total Return Bond Fund	1,311,355	4,057	334
Large Cap Fund	1,169,114	1,673	0
USA Global Fund	1,070,237	7,536	2,613

With respect to the approval of a reclassification of the Funds' investment objectives from fundamental to non-fundamental:

Fund	For	Against	Abstain
Balanced Fund	3,155,515	8,022	8,708
Total Return Bond Fund	1,310,287	5,111	348
Large Cap Fund	1,168,515	2,070	201
Mid Cap Value Fund	918,853	0	121
Science & Technology	668,626	3,615	494
Small Cap	932,452	138,936	6,093
USA Global Fund	1,068,624	7,951	3,811

With respect to the approval of a reclassification of the Balanced, Total Return Bond, Large Cap and USA Global Funds' investment policies from fundamental to non-fundamental:

Fund	For	Against	Abstain
Balanced Fund	3,156,461	7,318	8,464
Total Return Bond Fund	1,311,671.257	4,057	17
Large Cap Fund	1,169,114	1,673	0
USA Global Fund	1,069,412	7,163	3,811

With respect to the approval of the elimination of the Balanced, Total Return Bond, Large Cap and USA Global Funds' Fundamental investment restrictions regarding:

Balanced Fund

	For	Against	Abstain
Dealings with management	3,155,245	12,492	4,507
Loans with management	3,154,464	12,388	5,393
Investing for the purposes of exercising control	3,155,238	11,613	5,393
Purchasing securities on margin and engaging in short sales	3,152,538	14,556	5,149
Investment in other investment companies	3,156,045	10,806	5,393
Investing in companies with less than three years of continuous operations	3,155,024	12,071	5,149
Liability for the indebtedness of others	3,146,527	20,405	5,311
Investing in non-assessable securities	3,151,962	14,889	5,393

Total Return Bond Fund

	For	Against	Abstain
Dealings with management	1,311,341	4,387	17
Loans with management	1,311,271	4,126	348
Investing for the purposes of exercising control	1,310,287	5,111	348
Purchasing securities on margin and engaging in short sales	1,310,287	5,441	17
Investment in other investment companies	1,311,341	4,057	348
Investing in companies with less than three years of continuous operations	1,310,287	5,441	17
Liability for the indebtedness of others	1,305,434	10,294	17
Investing in non-assessable securities	1,310,287	5,111	348

Large Cap Fund

	For	Against	Abstain
Dealings with management	1,168,087	2,700	0
Loans with management	1,167,597	2,988	201
Investing for the purposes of exercising control	1,168,018	2,567	201
Purchasing securities on margin and engaging in short sales	1,161,176	9,189	421
Investment in other investment companies	1,168,053	2,532	201
Investing in companies with less than three years of continuous operations	1,167,679	3,107	0
Liability for the indebtedness of others	1,156,218	14,568	0
Investing in non-assessable securities	1,161,223	9,362	201

USA Global Fund

	For	Against	Abstain
Dealings with management	1,069,462	8,887	2,038
Loans with management	1,073,041	5,573	1,772
Investing for the purposes of exercising control	1,073,413	4,960	2,013
Purchasing securities on margin and engaging in short sales	1,070,792	6,968	2,626
Investment in other investment companies	1,075,295	3,198	1,894
Investing in companies with less than three years of continuous operations	1,074,132	4,386	1,868
Liability for the indebtedness of others	1,069,191	9,350	1,990
Investing in non-assessable securities	1,071,170	7,468	1,894

March 31, 2008 Special Meeting of Shareholders

A Special Meeting of Shareholders of the Small Cap Fund (the "Meeting") was held on March 31, 2008, and the votes cast at the Meeting were as follows:

With respect to the approval of new sub-investment advisory agreements with the following sub-advisors:

	For	Against	Abstain
Bjurman, Barry & Associates	2,449,649	72,300	100,506
TrendStar Advisors, LLC	2,448,585	70,865	103,006
The London Company of Virginia	2,447,873	73,051	101,532

With respect to the approval of an agreement and plan of reorganization, pursuant to which the Company would be reorganized as a Delaware statutory trust:

For	Against	Abstain
2,447,886	70,153	104,419

With respect to the approval of a "manager of managers" structure for the Small Cap Fund:

For	Against	Abstain
2,384,777	134,690	102,987

With respect to the reclassification of the Small Cap Fund's investment objectives from fundamental to non-fundamental:

For	Against	Abstain
2,209,129	309,619	103,704

With respect to the approval of the payment of interim sub-advisory fees to the Small Cap Fund's sub-advisors:

For	Against	Abstain
2,412,224	107,977	102,257

BOARD APPROVAL OF ADVISORY AGREEMENT

At a meeting held on January 31, 2008, the Board of Directors, including a majority of the Directors who are not "interested persons" as defined in the Investment Company Act of 1940 (the "Independent Directors"), approved the continuation of the investment advisory agreement (the "Investment Advisory Agreement") between AFBA 5Star Investment Management Company (the "IMCO") and AFBA 5Star Funds, Inc. (each a "Fund" and collectively, the "Funds"), for each Fund for an additional one-year period.

The Board considered the information furnished and discussed throughout the year at regularly scheduled Board meetings and reviewed and considered the information provided specifically in relation to the annual consideration of the approval of the Investment Advisory Agreement.

In considering the continuation of the Investment Advisory Agreement, the Board considered the nature and quality of the services provided by IMCO, the proposed fee structures, the level of fee waivers, each Fund's past and anticipated expense ratios, possible economies of scale resulting from increases in the size of the Funds and other possible benefits IMCO derived from their relationships with the Funds. The Board carefully analyzed the information provided to it by IMCO and independent third parties, focusing particularly on the level of advisory fees and expenses of each Fund with information for comparable funds, and the performance of each Fund to funds with comparable investment objectives. The Board also considered other information that it had received from IMCO at other meetings throughout the year.

In examining the nature, extent and quality of the services to be provided by IMCO, the Board considered the portfolio management, administrative and supervisory services provided by IMCO. The Board acknowledged the value of IMCO's historical performance of services for the Funds, including managing the recent change in sub-advisers. The Board noted IMCO's commitment to servicing the Funds as its only client; IMCO's efforts during the past year to reduce Fund expenses; and the nature of the non-investment advisory services provided to the Funds, such as the supervision of the Funds' other third-party service providers, by IMCO.

Based on the totality of the information considered, the Board concluded that the Funds were likely to benefit from the nature, extent and quality of IMCO's services, as applicable, and that the Manager has the ability to continue to provide these services based on its experience, operations and resources.

With respect to the Funds' investment performance, the Board reviewed each Fund's performance compared to both its peer group and relative benchmark indices over one-year, three-year, five-year and since inception periods, as applicable. The Board also considered the fees payable under the Investment Advisory Agreement. The Board reviewed the information compiled from Morningstar comparing each Fund's contractual management fee rate. The Board reviewed both the overall expenses on a Fund-by-Fund basis as well as the advisory fee charged to each Fund. The foregoing comparisons assisted the Board in determining to approve the Investment Advisory Agreement by providing them with a basis for evaluating each Fund's advisory fee and expense ratio on a relative basis.

With respect to the costs of the services to be provided and profits to be realized by IMCO from its relationship with the Funds, the Board considered the fact that IMCO had agreed to continue to waive its advisory fees to the extent necessary to limit the annualized expenses of each Fund to their assigned expenses ratio caps for an additional year. The Board also considered that IMCO may be able to recoup some of the waived fees in the future. The Board noted that IMCO continued to operate at a loss due to its substantial subsidization of Fund expenses and that economies of scale had not yet been realized due to the relatively small size of the Funds. The Board also took into consideration the IMCO's willingness to consider adding breakpoints to its advisory fee in the future if the Funds' assets increase to the extent that economies of scale are realized. The Board did not consider the relationship between IMCO's advisory fees compared to other accounts that IMCO advises because IMCO has no other advisory accounts.

The Board considered whether there are any "fall out" or ancillary benefits that may accrue to IMCO as a result of their relationship with the Funds. Based on the information provided prior to, and at, the Meeting, the Board noted that there did not appear to be any significant benefits in this regard.

After evaluation of the comparative performance, fee and expense information and the profitability, ancillary benefits and other considerations as described above, and in light of the nature, extent and quality of services to be provided by IMCO, the Board concluded that the level of fees to be paid to IMCO is reasonable.

The Independent Directors met in executive session with their independent counsel to discuss their fiduciary duties and the relevant factors that they should considering during their evaluation.

In voting to approve the Investment Advisory Agreement, the Board considered all relevant factors. The Board did not identify any single factor as being of paramount importance and each Director gave varying weights to each factor according to his own judgment. The Directors determined that they had received adequate information and were able to conclude that the approval of the Investment Advisory Agreement would be in the best interests of each Fund and its shareholders.

[This page intentionally left blank.]

[This page intentionally left blank.]

AFBA 5STAR FUND, INC

AFBA 5STAR BALANCED FUND

AFBA 5STAR LARGE CAP FUND

AFBA 5STAR TOTAL RETURN BOND FUND

AFBA 5STAR USA GLOBAL FUND

AFBA 5STAR SCIENCE & TECHNOLOGY FUND

AFBA 5STAR SMALL CAP FUND

AFBA 5STAR MID CAP VALUE FUND

AFBA 5STAR INVESTMENT MANAGEMENT COMPANY

909 N. WASHINGTON STREET
ALEXANDRIA, VA 22314
1-800-243-9865
WWW.AFBAFUNDS.COM

SHAREHOLDER INQUIRIES 1-888-578-2733

Item 2. Code of Ethics.

(a)   The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)   There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description set forth in paragraph (b) of this item’s instructions.

(d)   The registrant has not granted any waivers, including an implicit waiver, during the period covered by this report from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that Brigadier General Henry, J. Sechler, USAF (ret.) is qualified to serve as an audit committee financial expert. General Sechler serves on the audit committee of the registrant’s Board and he is “independent” under the standards set forth in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)   The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that were normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $84,500 for the fiscal year ended March 31, 2008 and $114,000 for the fiscal year ended March 31, 2007.

Audit-Related Fees

(b)   The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2008 and $0 for the fiscal year ended March 31, 2007.

Tax Fees

(c)   The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $17,500 for the fiscal year ended March 31, 2008 and $33,000 for the fiscal year ended March 31, 2007.  The nature of the services comprising the fees disclosed was the dividend calculation review and the review of tax returns.

All Other Fees

(d)   The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended March 31, 2008 and $0 for the fiscal year ended March 31, 2007.

  (e)(1)    Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee has not established pre-approval policies and procedures. The Audit Committee Charter provides that the Audit Committee shall approve, prior to appointment, the engagement of the independent auditor to audit and provide their opinion on the registrant’s financial statements, and to provide other audit services to the registrant or non-audit services to the registrant, its investment adviser, its sub-adviser or any entity controlling, controlled by, or under common control with the investment adviser or sub-adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant and review and approve the fees proposed to be charged to the registrant by the independent auditors for each audit and non-audit service. The Audit Committee has the power to establish, if deemed necessary or appropriate as an alternative to Audit Committee pre-approval of services to be provided by the independent auditor as required, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member or members of the Audit Committee, subject to subsequent Audit Committee review and oversight.

  (e)(2)    The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)  N/A

(c)  100%

(d)  N/A

(f)   The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)   The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for the fiscal year ended March 31, 2008 and $0 for the fiscal year ended March 31, 2007.

(h)   The registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable because the registrant is not listed.

Item 6. Investments.

(a)       Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)       Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable because the registrant is an open-end investment company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable because the registrant is an open-end investment company.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable because the registrant is an open-end investment company.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)   The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)   There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)      Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2, included as Exhibit (a)(1) of the registrant’s Form N-CSR filed on June 7, 2007 (Accession No. 0001135428-07-000196), is hereby incorporated by reference.

(a)(2)      Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)      Not applicable because the registrant is an open-end investment company.

(b)           Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	AFBA 5Star Fund, Inc.

By (Signature and Title)	/s/ Robert E. Morrison, Jr.
Robert E. Morrison, Jr., President
(principal executive officer)

Date	June 3, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Robert E. Morrison, Jr.
Robert E. Morrison, Jr., President
(principal executive officer)

Date	June 3, 2008

By (Signature and Title)	/s/ Michael E. Houchins
Michael E. Houchins, Chief Financial Officer
(principal financial officer)

Date	June 3, 2008